UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-10221

AB TRUST

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: November 30, 2019

Date of reporting period: May 31, 2019

ITEM 1. REPORTS TO STOCKHOLDERS.

MAY    05.31.19

SEMI-ANNUAL REPORT

AB DISCOVERY VALUE FUND

Beginning January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling the Fund at (800) 221 5672.

You may elect to receive all future reports in paper form free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call the Fund at (800) 221 5672. Your election to receive reports in paper form will apply to all funds held in your account with your financial intermediary or, if you invest directly, to all AB Mutual Funds you hold.

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-PORT may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC 0330. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE PRESIDENT

Dear Shareholder,

We are pleased to provide this report for AB Discovery Value Fund (the “Fund”). Please review the discussion of Fund performance, the market conditions during the reporting period and the Fund’s investment strategy.

As always, AB strives to keep clients ahead of what’s next by:

+	Transforming uncommon insights into uncommon knowledge with a global research scope

+	Navigating markets with seasoned investment experience and sophisticated solutions

+	Providing thoughtful investment insights and actionable ideas

Whether you’re an individual investor or a multi-billion-dollar institution, we put knowledge and experience to work for you.

AB’s global research organization connects and collaborates across platforms and teams to deliver impactful insights and innovative products. Better insights lead to better opportunities—anywhere in the world.

For additional information about AB’s range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in the AB Mutual Funds.

Sincerely,

Robert M. Keith

President and Chief Executive Officer, AB Mutual Funds

abfunds.com	AB DISCOVERY VALUE FUND | 1

SEMI-ANNUAL REPORT

July 17, 2019

This report provides management’s discussion of fund performance for AB Discovery Value Fund for the semi-annual reporting period ended May 31, 2019.

The Fund’s investment objective is long-term growth of capital.

NAV RETURNS AS OF MAY 31, 2019 (unaudited)

	6 Months	12 Months

AB DISCOVERY VALUE FUND[1]

Class A Shares	-6.63%	-11.83%

Class B Shares[2]	-6.76%	-11.95%

Class C Shares	-6.99%	-12.51%

Advisor Class Shares[3]	-6.55%	-11.63%

Class R Shares[3]	-6.83%	-12.17%

Class K Shares[3]	-6.72%	-11.95%

Class I Shares[3]	-6.53%	-11.61%

Class Z Shares[3]	-6.52%	-11.56%

Primary Benchmark: Russell 2500 Value Index	-3.71%	-7.39%

Russell 2500 Index	-0.85%	-4.29%

1

Includes the impact of proceeds received and credited to the Fund resulting from class-action settlements, which enhanced the performance of all share classes of the Fund for the six- and 12-month periods ended May 31, 2019, by 0.05% and 0.08%, respectively.

2	Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. Please see Note A for additional information.

3

Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

INVESTMENT RESULTS

The table above shows the Fund’s performance compared to its primary benchmark, the Russell 2500 Value Index, in addition to the Russell 2500 Index, which represents small- and mid-cap stocks, for the six- and 12-month periods ended May 31, 2019.

During both periods, all share classes of the Fund underperformed the primary benchmark and the Russell 2500 Index, before sales charges. During both periods, stock selection in industrials and consumer discretionary, along with an underweight to real estate, detracted, relative to the benchmark, while an overweight to technology contributed. During the six-month period, stock selection in real estate and consumer staples contributed. During the 12-month period, stock selection in health care and technology contributed.

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The Fund did not utilize derivatives during either period.

MARKET REVIEW AND INVESTMENT STRATEGY

US equity performance was mixed during the six-month period ended May 31, 2019. Stocks declined in December as tighter monetary policy, concerns about growth in China, and trade tensions weighed on investor sentiment. However, equities rebounded after a dovish pivot from the US Federal Reserve, Chinese policy stimulus and a Brexit deadline extension. In May, deteriorating trade negotiations between the US and China, as well as new trade tensions between the US and Mexico, sent stocks lower. In the US, growth stocks outperformed value stocks, and large-cap names outperformed their small-cap peers.

The Fund’s Senior Investment Management Team (the “Team”) seeks to invest opportunistically in what it considers to be undervalued companies with solid fundamentals and attractive long-term earnings prospects. The Fund’s emphasis continues to be at the stock-specific level, as the Team looks for companies that offer compelling valuation, strong free cash flow and significant company-level catalysts.

INVESTMENT POLICIES

The Fund invests primarily in a diversified portfolio of equity securities of small- to mid-capitalization US companies. Under normal circumstances, the Fund invests at least 80% of its net assets in securities of small- to mid-capitalization companies. For purposes of this policy, small- to mid-capitalization companies are those that, at the time of investment, fall within the capitalization range between the smallest company in the Russell 2500 Value Index and the greater of $5 billion or the market capitalization of the largest company in the Russell 2500 Value Index. Because the Fund’s definition of small- to mid-capitalization companies is dynamic, the lower and upper limits on market capitalization will change with the markets.

The Fund may enter into derivatives transactions, such as options, futures contracts, forwards and swaps. The Fund may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indices, futures contracts (including futures contracts on individual securities and stock indices) or shares of exchange-traded funds (“ETFs”). These transactions may be used, for example, in an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Fund’s portfolio from a decline in value, sometimes within certain ranges. The Fund may, at times, invest in shares of ETFs in lieu of making direct investments in equity securities. ETFs may provide more efficient and economical exposure to the type of companies and geographic locations in which the Fund seeks to invest than direct investments.

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DISCLOSURES AND RISKS

Benchmark Disclosure

The Russell 2500® Value Index and the Russell 2500™ Index are unmanaged and do not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Russell 2500 Value Index represents the performance of small- to mid-cap value companies within the US; the Russell 2500 Index represents the performance of 2,500 small- to mid-cap companies within the US. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s investments will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing, such as the Fund’s value approach, may be underperforming the market generally.

Capitalization Risk: Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be more difficult to trade or dispose of due to adverse market, economic, political, regulatory or other factors.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Derivatives Risk: Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Fund. Derivatives may also be subject to counterparty risk to a greater degree than more traditional investments.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

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DISCLOSURES AND RISKS (continued)

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abfunds.com.

All fees and expenses related to the operation of the Fund have been deducted. Net asset value (“NAV”) returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (4% year 1, 3% year 2, 2% year 3, 1% year 4) and a 1%, 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

abfunds.com	AB DISCOVERY VALUE FUND | 5

HISTORICAL PERFORMANCE

AVERAGE ANNUAL RETURNS AS OF MAY 31, 2019 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)

CLASS A SHARES

1 Year	-11.83%	-15.59%

5 Years	4.53%	3.63%

10 Years	12.07%	11.59%

CLASS B SHARES

1 Year	-11.95%	-15.09%

5 Years	4.42%	4.42%

10 Years[1]	11.97%	11.97%

CLASS C SHARES

1 Year	-12.51%	-13.28%

5 Years	3.76%	3.76%

10 Years	11.26%	11.26%

ADVISOR CLASS SHARES[2]

1 Year	-11.63%	-11.63%

5 Years	4.80%	4.80%

10 Years	12.38%	12.38%

CLASS R SHARES[2]

1 Year	-12.17%	-12.17%

5 Years	4.14%	4.14%

10 Years	11.72%	11.72%

CLASS K SHARES[2]

1 Year	-11.95%	-11.95%

5 Years	4.45%	4.45%

10 Years	12.04%	12.04%

CLASS I SHARES[2]

1 Year	-11.61%	-11.61%

5 Years	4.82%	4.82%

10 Years	12.40%	12.40%

CLASS Z SHARES[2]

1 Year	-11.56%	-11.56%

5 Years	4.90%	4.90%

Since Inception[3]	6.46%	6.46%

The Fund’s prospectus fee table shows the Fund’s total annual operating expense ratios as 1.10%, 1.88%, 1.85%, 0.85%, 1.52%, 1.21%, 0.86% and 0.78% for Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

(footnotes continued on next page)

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HISTORICAL PERFORMANCE (continued)

1	Assumes conversion of Class B shares into Class A shares after eight years.

2

These share classes are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

3	Inception date: 10/15/2013.

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HISTORICAL PERFORMANCE (continued)

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

JUNE 30, 2019 (unaudited)

SEC Returns (reflects applicable sales charges)

CLASS A SHARES

1 Year	-9.77%

5 Years	4.12%

10 Years	12.59%

CLASS B SHARES

1 Year	-9.19%

5 Years	4.92%

10 Years[1]	12.97%

CLASS C SHARES

1 Year	-7.28%

5 Years	4.26%

10 Years	12.25%

ADVISOR CLASS SHARES[2]

1 Year	-5.49%

5 Years	5.31%

10 Years	13.39%

CLASS R SHARES[2]

1 Year	-6.14%

5 Years	4.63%

10 Years	12.72%

CLASS K SHARES[2]

1 Year	-5.82%

5 Years	4.96%

10 Years	13.04%

CLASS I SHARES[2]

1 Year	-5.50%

5 Years	5.32%

10 Years	13.41%

CLASS Z SHARES[2]

1 Year	-5.44%

5 Years	5.41%

Since Inception[3]	7.60%

1	Assumes conversion of Class B shares into Class A shares after eight years.

2

Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

3	Inception date: 10/15/2013.

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EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value December 1, 2018	Ending Account Value May 31, 2019	Expenses Paid During Period*	Annualized Expense Ratio*	Total Expenses Paid During Period+	Total Annualized Expense Ratio+
Class A
Actual	$1,000	$933.70	$5.45	1.13%	$5.45	1.13%
Hypothetical**	$1,000	$1,019.30	$5.69	1.13%	$5.69	1.13%

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EXPENSE EXAMPLE (continued)

	Beginning Account Value December 1, 2018	Ending Account Value May 31, 2019	Expenses Paid During Period*	Annualized Expense Ratio*	Total Expenses Paid During Period+	Total Annualized Expense Ratio+
Class B
Actual	$1,000	$932.40	$6.12	1.27%	$6.12	1.27%
Hypothetical**	$1,000	$1,018.60	$6.39	1.27%	$6.39	1.27%
Class C
Actual	$1,000	$930.10	$9.05	1.88%	$9.05	1.88%
Hypothetical**	$1,000	$1,015.56	$9.45	1.88%	$9.45	1.88%
Advisor Class
Actual	$1,000	$934.50	$4.24	0.88%	$4.24	0.88%
Hypothetical**	$1,000	$1,020.54	$4.43	0.88%	$4.43	0.88%
Class R
Actual	$1,000	$931.70	$7.32	1.52%	$7.37	1.53%
Hypothetical**	$1,000	$1,017.35	$7.64	1.52%	$7.70	1.53%
Class K
Actual	$1,000	$932.80	$5.83	1.21%	$5.88	1.22%
Hypothetical**	$1,000	$1,018.90	$6.09	1.21%	$6.14	1.22%
Class I
Actual	$1,000	$934.70	$4.20	0.87%	$4.20	0.87%
Hypothetical**	$1,000	$1,020.59	$4.38	0.87%	$4.38	0.87%
Class Z
Actual	$1,000	$934.80	$3.81	0.79%	$3.81	0.79%
Hypothetical**	$1,000	$1,020.99	$3.98	0.79%	$3.98	0.79%

*	Expenses are equal to the classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

+

In connection with the Fund’s investments in affiliated/unaffiliated underlying portfolios, the Fund incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated/unaffiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Fund in an amount equal to the Fund’s pro rata share of certain acquired fund fees and expenses of the affiliated underlying portfolios. The Fund’s total expenses are equal to the classes’ annualized expense ratio plus the Fund’s pro rata share of the weighted average expense ratio of the affiliated/unaffiliated underlying portfolios in which it invests, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

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PORTFOLIO SUMMARY

May 31, 2019 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $2,785.8

TEN LARGEST HOLDINGS2

Company	U.S. $ Value	Percent of Net Assets

Reinsurance Group of America, Inc. – Class A	$53,910,127	1.9%

Everest Re Group Ltd.	52,974,226	1.9

Sun Communities, Inc.	49,743,814	1.8

Camden Property Trust	49,193,055	1.8

CubeSmart	46,284,578	1.7

US Foods Holding Corp.	46,254,033	1.7

Nomad Foods Ltd.	45,920,823	1.6

Alliant Energy Corp.	44,350,373	1.6

Zions Bancorp NA	43,365,245	1.6

NCR Corp.	42,946,580	1.5

	$474,942,854	17.1%

1	All data are as of May 31, 2019. The Fund’s sector breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time.

2	Long-term investments.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Fund’s prospectus.

abfunds.com	AB DISCOVERY VALUE FUND | 11

PORTFOLIO OF INVESTMENTS

May 31, 2019 (unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS – 97.8%
Financials – 22.8%
Banks – 9.8%
Associated Banc-Corp.	1,419,279	$28,115,917
Comerica, Inc.	383,808	26,413,667
Huntington Bancshares, Inc./OH	637,055	8,058,746
Sterling Bancorp/DE(a)	1,871,149	36,131,887
Synovus Financial Corp.(a)	1,022,569	32,681,305
Texas Capital Bancshares, Inc.(b)	562,083	32,207,356
Umpqua Holdings Corp.	2,323,288	37,102,909
Webster Financial Corp.	647,594	28,675,462
Zions Bancorp NA(a)	1,006,855	43,365,245

		272,752,494

Consumer Finance – 0.8%
OneMain Holdings, Inc.	762,631	22,779,788

Insurance – 9.6%
American Financial Group, Inc./OH	363,124	35,658,777
Everest Re Group Ltd.	213,899	52,974,226
First American Financial Corp.	679,054	35,073,139
Hanover Insurance Group, Inc. (The)	184,898	22,587,140
Kemper Corp.(a)	179,441	14,891,809
Old Republic International Corp.(a)	1,255,146	27,675,969
Reinsurance Group of America, Inc. – Class A	364,110	53,910,127
Selective Insurance Group, Inc.	326,510	23,394,441

		266,165,628

Thrifts & Mortgage Finance – 2.6%
BankUnited, Inc.	1,190,686	38,673,481
Essent Group Ltd.(a)(b)	733,165	34,422,097

		73,095,578

		634,793,488

Information Technology – 14.0%
Communications Equipment – 1.5%
Finisar Corp.(b)	626,567	13,145,376
NetScout Systems, Inc.(a)(b)	1,170,946	28,699,886

		41,845,262

Electronic Equipment, Instruments & Components – 1.6%
Avnet, Inc.(a)	853,834	34,870,581
TTM Technologies, Inc.(a)(b)	1,283,606	10,949,159

		45,819,740

IT Services – 3.1%
Amdocs Ltd.(a)	452,729	26,901,157
Booz Allen Hamilton Holding Corp.	404,321	25,540,958
Genpact Ltd.	900,826	32,564,860

		85,006,975

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PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Semiconductors & Semiconductor Equipment – 2.7%
Cypress Semiconductor Corp.	1,950,714	$34,761,724
Kulicke & Soffa Industries, Inc.	879,673	17,056,859
MaxLinear, Inc. – Class A(a)(b)	1,126,555	23,849,169

		75,667,752

Software – 3.6%
CommVault Systems, Inc.(b)	475,403	21,892,308
Nuance Communications, Inc.(a)(b)	2,395,354	41,128,228
Verint Systems, Inc.(b)	646,194	36,671,510

		99,692,046

Technology Hardware, Storage & Peripherals – 1.5%
NCR Corp.(a)(b)	1,403,483	42,946,580

		390,978,355

Industrials – 12.9%
Aerospace & Defense – 0.7%
AAR Corp.(a)	691,658	20,811,989

Air Freight & Logistics – 0.3%
Atlas Air Worldwide Holdings, Inc.(b)	223,973	7,926,405

Airlines – 3.8%
Alaska Air Group, Inc.(a)	735,667	42,815,819
Hawaiian Holdings, Inc.(a)	991,691	24,772,441
SkyWest, Inc.	662,048	38,875,459

		106,463,719

Commercial Services & Supplies – 0.7%
Steelcase, Inc. – Class A	1,308,678	20,991,195

Construction & Engineering – 2.4%
Granite Construction, Inc.(a)	391,029	15,715,456
Quanta Services, Inc.	913,138	31,740,677
Tutor Perini Corp.(a)(b)	1,278,973	18,596,267

		66,052,400

Electrical Equipment – 1.9%
EnerSys	424,351	23,861,257
Regal Beloit Corp.	395,271	28,736,201

		52,597,458

Machinery – 1.6%
Kennametal, Inc.(a)	478,885	14,725,714
Oshkosh Corp.	173,809	12,373,462
Terex Corp.(a)	612,935	16,408,270

		43,507,446

Trading Companies & Distributors – 1.5%
BMC Stock Holdings, Inc.(b)	1,121,178	22,457,195
MRC Global, Inc.(b)	1,316,578	19,485,355

		41,942,550

		360,293,162

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PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Real Estate – 12.8%
Equity Real Estate Investment Trusts (REITs) – 12.8%
American Campus Communities, Inc.	853,651	$39,541,114
Camden Property Trust	475,939	49,193,055
Cousins Properties, Inc.	2,688,577	24,331,622
CubeSmart	1,372,615	46,284,578
Empire State Realty Trust, Inc. – Class A	2,373,633	36,459,003
MGM Growth Properties LLC – Class A	1,151,257	35,401,153
Park Hotels & Resorts, Inc.(a)	1,194,655	32,996,371
STAG Industrial, Inc.	1,427,995	41,668,894
Sun Communities, Inc.	393,948	49,743,814

		355,619,604

Consumer Discretionary – 9.7%
Auto Components – 1.9%
Cooper-Standard Holdings, Inc.(b)	353,111	13,651,271
Dana, Inc.	1,035,823	15,112,658
Lear Corp.(a)	191,111	22,747,942

		51,511,871

Diversified Consumer Services – 1.4%
Houghton Mifflin Harcourt Co.(b)	2,255,051	12,718,487
Sotheby’s(a)(b)	795,856	26,828,306

		39,546,793

Hotels, Restaurants & Leisure – 0.9%
Bloomin’ Brands, Inc.(a)	1,236,260	23,872,181

Household Durables – 2.5%
Lennar Corp. – Class A(a)	694,812	34,504,364
Taylor Morrison Home Corp. – Class A(b)	1,774,731	35,441,378

		69,945,742

Leisure Products – 0.4%
Callaway Golf Co.	830,852	12,213,524

Specialty Retail – 1.0%
Michaels Cos., Inc. (The)(a)(b)	1,721,838	15,685,944
Signet Jewelers Ltd.(a)	672,622	12,685,651

		28,371,595

Textiles, Apparel & Luxury Goods – 1.6%
Capri Holdings Ltd.(b)	532,424	17,293,132
Skechers U.S.A., Inc. – Class A(b)	950,368	26,543,778

		43,836,910

		269,298,616

Utilities – 5.9%
Electric Utilities – 3.9%
Alliant Energy Corp.	934,479	44,350,373
PNM Resources, Inc.	573,130	27,000,154
Portland General Electric Co.	685,152	36,217,135

		107,567,662

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PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Gas Utilities – 1.1%
Southwest Gas Holdings, Inc.(a)	346,706	$29,518,549

Multi-Utilities – 0.9%
Black Hills Corp.(a)	348,378	26,546,404

		163,632,615

Materials – 5.4%
Chemicals – 2.0%
Orion Engineered Carbons SA	902,157	15,859,920
Trinseo SA	588,565	21,682,735
Westlake Chemical Corp.(a)	327,898	18,785,276

		56,327,931

Containers & Packaging – 2.0%
Graphic Packaging Holding Co.(a)	2,425,990	31,537,870
Sealed Air Corp.	587,980	24,636,362

		56,174,232

Metals & Mining – 1.4%
Alcoa Corp.(b)	958,772	20,316,379
Carpenter Technology Corp.	422,585	17,140,047

		37,456,426

		149,958,589

Consumer Staples – 5.3%
Beverages – 1.2%
Cott Corp.	2,497,945	32,523,244

Food & Staples Retailing – 1.6%
US Foods Holding Corp.(b)	1,338,369	46,254,033

Food Products – 2.5%
Ingredion, Inc.(a)	297,847	22,684,027
Nomad Foods Ltd.(b)	2,164,035	45,920,823

		68,604,850

		147,382,127

Energy – 4.9%
Energy Equipment & Services – 2.6%
Dril-Quip, Inc.(a)(b)	514,995	21,243,544
Oil States International, Inc.(b)	1,095,007	18,220,916
Patterson-UTI Energy, Inc.(a)	1,866,026	19,835,856
RPC, Inc.(a)	1,690,502	12,577,335

		71,877,651

Oil, Gas & Consumable Fuels – 2.3%
Cimarex Energy Co.(a)	213,134	12,189,134
Oasis Petroleum, Inc.(a)(b)	3,066,010	15,943,252
QEP Resources, Inc.(b)	3,150,264	21,768,324
SM Energy Co.	1,332,186	15,493,323

		65,394,033

		137,271,684

abfunds.com	AB DISCOVERY VALUE FUND | 15

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Health Care – 2.9%
Health Care Providers & Services – 1.8%
Molina Healthcare, Inc.(b)	231,983	$33,001,902
WellCare Health Plans, Inc.(a)(b)	62,175	17,172,113

		50,174,015

Life Sciences Tools & Services – 1.1%
ICON PLC(b)	212,568	30,091,126

		80,265,141

Communication Services – 1.2%
Media – 1.2%
Criteo SA (Sponsored ADR)(a)(b)	1,106,825	20,321,307
Scholastic Corp.(a)	415,196	13,738,836

		34,060,143

Total Common Stocks (cost $2,716,688,854)		2,723,553,524

SHORT-TERM INVESTMENTS – 2.0%
Investment Companies – 2.0%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 2.34%(c)(d)(e) (cost $56,425,945)	56,425,945	56,425,945

Total Investments Before Security Lending Collateral for Securities Loaned – 99.8% (cost $2,773,114,799)		2,779,979,469

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED – 0.7%
Investment Companies – 0.7%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 2.34%(c)(d)(e) (cost $18,749,346)	18,749,346	18,749,346

Total Investments – 100.5% (cost $2,791,864,145)		2,798,728,815
Other assets less liabilities – (0.5)%		(12,967,766)

Net Assets – 100.0%		$2,785,761,049

(a)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(b)	Non-income producing security.

(c)	Affiliated investments.

(d)	The rate shown represents the 7-day yield as of period end.

(e)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

Glossary:

ADR – American Depositary Receipt

See notes to financial statements.

16 | AB DISCOVERY VALUE FUND	abfunds.com

STATEMENT OF ASSETS & LIABILITIES

May 31, 2019 (unaudited)

Assets
Investments in securities, at value
Unaffiliated issuers (cost $2,716,688,854)	$2,723,553,524	(a)
Affiliated issuers (cost $75,175,291—including investment of cash collateral for securities loaned of $18,749,346)	75,175,291
Receivable for shares of beneficial interest sold	10,644,795
Receivable for investment securities sold	5,658,629
Unaffiliated dividends receivable	2,130,321
Affiliated dividends receivable	121,647

Total assets	2,817,284,207

Liabilities
Payable for collateral received on securities loaned	18,726,246
Payable for investment securities purchased	6,484,026
Payable for shares of beneficial interest redeemed	3,824,117
Advisory fee payable	1,929,461
Distribution fee payable	167,109
Transfer Agent fee payable	84,370
Administrative fee payable	28,339
Collateral due to Securities Lending Agent	23,100
Trustees’ fees payable	6,895
Accrued expenses	249,495

Total liabilities	31,523,158

Net Assets	$2,785,761,049

Composition of Net Assets
Paid-in capital	$2,712,640,755
Distributable earnings	73,120,294

	$2,785,761,049

Net Asset Value Per Share—unlimited shares authorized, without par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$366,892,346	19,890,874	$18.45	*

B	$1,266,186	73,730	$17.17

C	$43,322,783	2,723,261	$15.91

Advisor	$1,211,032,273	63,972,044	$18.93

R	$63,471,773	3,562,049	$17.82

K	$30,568,937	1,683,829	$18.15

I	$205,667,163	11,238,573	$18.30

Z	$863,539,588	47,258,315	$18.27

(a)	Includes securities on loan with a value of $163,414,980 (see Note E).

*	The maximum offering price per share for Class A shares was $19.27 which reflects a sales charge of 4.25%.

See notes to financial statements.

abfunds.com	AB DISCOVERY VALUE FUND | 17

STATEMENT OF OPERATIONS

Six Months Ended May 31, 2019 (unaudited)

Investment Income
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $96,189)	$26,367,720
Affiliated issuers	724,395	$27,092,115

Expenses
Advisory fee (see Note B)	10,565,464
Distribution fee—Class A	493,543
Distribution fee—Class B	7,523
Distribution fee—Class C	254,301
Distribution fee—Class R	173,959
Distribution fee—Class K	42,205
Transfer agency—Class A	224,300
Transfer agency—Class B	1,146
Transfer agency—Class C	29,444
Transfer agency—Advisor Class	712,620
Transfer agency—Class R	90,459
Transfer agency—Class K	33,764
Transfer agency—Class I	111,382
Transfer agency—Class Z	84,258
Custodian	98,543
Printing	82,356
Registration fees	64,828
Administrative	35,046
Audit and tax	27,612
Legal	20,633
Trustees’ fees	12,458
Miscellaneous	54,928

Total expenses	13,220,772
Less: expenses waived and reimbursed by the Adviser (see Notes B & E)	(30,264)
Less: expenses waived and reimbursed by the Distributor (see Note C)	(4,890)

Net expenses		13,185,618

Net investment income		13,906,497

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain on investment transactions		72,591,551
Net change in unrealized appreciation/depreciation of investments		(281,859,069)

Net loss on investment transactions		(209,267,518)

Net Decrease in Net Assets from Operations		$(195,361,021)

See notes to financial statements.

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STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended May 31, 2019 (unaudited)	Year Ended November 30, 2018
Increase (Decrease) in Net Assets from Operations
Net investment income	$13,906,497	$14,836,195
Net realized gain on investment transactions	72,591,551	301,534,431
Net change in unrealized appreciation/depreciation of investments	(281,859,069)	(391,358,084)

Net decrease in net assets from operations	(195,361,021)	(74,987,458)
Distributions to Shareholders
Class A	(40,461,908)	(30,917,293)
Class B	(168,325)	(151,639)
Class C	(6,240,185)	(5,317,347)
Advisor Class	(128,991,159)	(87,081,656)
Class R	(7,128,221)	(5,715,166)
Class K	(3,597,798)	(2,549,197)
Class I	(21,609,153)	(16,864,120)
Class Z	(78,757,774)	(35,584,225)
Transactions in Shares of Beneficial Interest
Net increase	320,276,129	242,292,634

Total decrease	(162,039,415)	(16,875,467)
Net Assets
Beginning of period	2,947,800,464	2,964,675,931

End of period	$2,785,761,049	$2,947,800,464

See notes to financial statements.

abfunds.com	AB DISCOVERY VALUE FUND | 19

NOTES TO FINANCIAL STATEMENTS

May 31, 2019 (unaudited)

NOTE A

Significant Accounting Policies

AB Trust (the “Trust”) was organized as a Massachusetts business trust on December 12, 2000 and is registered under the Investment Company Act of 1940 as a diversified, open end management investment company. The Trust operates as a series company currently comprised of three funds. Each fund is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AB Discovery Value Fund (the “Fund”), a diversified fund. The Fund offers Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to 0% depending on the period of time the shares are held. Effective January 31, 2009, sales of Class B shares of the Fund to new investors were suspended. Class B shares will only be issued (i) upon the exchange of Class B shares from another AB mutual fund, (ii) for purposes of dividend reinvestment, (iii) through the Fund’s Automatic Investment Program (the “Program”) for accounts that established the Program prior to January 31, 2009, and (iv) for purchases of additional shares by Class B shareholders as of January 31, 2009. The ability to establish a new Program for accounts containing Class B shares was suspended as of January 31, 2009. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase, and 0% after the first year of purchase. Class C shares will automatically convert to Class A shares ten years after the end of the calendar month of purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class, Class I and Class Z shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All eight classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

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NOTES TO FINANCIAL STATEMENTS (continued)

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Trust’s Board of Trustees (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties.

abfunds.com	AB DISCOVERY VALUE FUND | 21

NOTES TO FINANCIAL STATEMENTS (continued)

Open end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

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NOTES TO FINANCIAL STATEMENTS (continued)

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of May 31, 2019:

Investments in Securities:	Level 1		Level 2			Level 3			Total
Assets:
Common Stocks(a)	$2,723,553,524		$	– 0	–	$	– 0	–	$2,723,553,524
Short-Term Investments	56,425,945			– 0	–		– 0	–	56,425,945
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund	18,749,346			– 0	–		– 0	–	18,749,346

Total Investments in Securities	2,798,728,815			– 0	–		– 0	–	2,798,728,815
Other Financial Instruments(b)	– 0	–		– 0	–		– 0	–	– 0	–

Total	$2,798,728,815		$	– 0	–	$	– 0	–	$2,798,728,815

(a)	See Portfolio of Investments for sector classifications.

(b)

Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

abfunds.com	AB DISCOVERY VALUE FUND | 23

NOTES TO FINANCIAL STATEMENTS (continued)

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Trust are charged proportionately to each fund or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

24 | AB DISCOVERY VALUE FUND	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .75% of the first $2.5 billion, .65% of the next $2.5 billion and .60% in excess of $5 billion of the Fund’s average daily net assets. The fee is accrued daily and paid monthly.

During 2017, AXA S.A. (“AXA”), a French holding company for the AXA Group, a worldwide leader in life, property and casualty and health insurance and asset management, announced its intention to pursue the sale of a minority stake in its subsidiary, AXA Equitable Holdings, Inc. (“AXA Equitable”), the holding company for a diversified financial services organization, through an initial public offering (“IPO”). AXA Equitable is the holding company for a diverse group of financial services companies, including an approximately 65.2% economic interest in the Adviser and a 100% interest in AllianceBernstein Corporation, the general partner of the Adviser. In March 2018, AXA announced its intention to sell its entire interest in AXA Equitable over time, subject to market conditions and other factors (the “Plan”). During the second quarter of 2018, AXA Equitable completed the IPO. Additional secondary offerings of AXA Equitable shares were completed in the Fourth Quarter of 2018 and the First and Second Quarters of 2019, and AXA Equitable also repurchased shares from AXA in connection with each of these secondary offerings pursuant to agreements with AXA. Following the IPO and subsequent transactions, including secondary offerings and share repurchases, AXA owns approximately 40.1% of the outstanding shares of common stock of AXA Equitable. Contemporaneously with the IPO, AXA sold $862.5 million aggregate principal amount of its 7.25% mandatorily exchangeable notes (the “MxB Notes”) due May 15, 2021 and exchangeable into up to 43,125,000 shares of common stock (or approximately 7% of the outstanding shares of common stock of AXA Equitable). AXA retains ownership (including voting rights) of such shares of common stock until the MxB Notes are exchanged, which may be on a date that is earlier than the maturity date at AXA’s option upon the occurrence of certain events.

abfunds.com	AB DISCOVERY VALUE FUND | 25

NOTES TO FINANCIAL STATEMENTS (continued)

It is anticipated that one or more of the transactions contemplated by the Plan may ultimately result in the indirect transfer of a “controlling block” of voting securities of the Adviser (a “Change of Control Event”) and therefore may be deemed an “assignment” causing a termination of each Fund’s current investment advisory agreement. In order to ensure that the existing investment advisory services could continue uninterrupted, at meetings held in late July through early August 2018, the Boards of Directors/Trustees (each a “Board” and collectively, the “Boards”) approved new investment advisory agreements with the Adviser, in connection with the Plan. The Boards also agreed to call and hold a joint meeting of shareholders on October 11, 2018, for shareholders of each Fund to (1) approve the new investment advisory agreement with the Adviser that would be effective after the first Change of Control Event and (2) approve any future advisory agreement approved by the Board and that has terms not materially different from the current agreement, in the event there are subsequent Change of Control Events arising from completion of the Plan that terminate the advisory agreement after the first Change of Control Event. Approval of a future advisory agreement means that shareholders may not have another opportunity to vote on a new agreement with the Adviser even upon a change of control, as long as no single person or group of persons acting together gains “control” (as defined in the 1940 Act) of AXA Equitable.

At the December 11, 2018 adjourned shareholder meeting, shareholders approved the new and future investment advisory agreements.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the six months ended May 31, 2019, the reimbursement for such services amounted to $35,046.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $526,256 for the six months ended May 31, 2019.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $2,920 from the sale of Class A shares and received $1,719, $122 and $929 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the six months ended May 31, 2019.

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NOTES TO FINANCIAL STATEMENTS (continued)

The Fund may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of ..20% of the portfolio’s average daily net assets and bears its own expenses. Effective August 1, 2018, the Adviser has contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .10%) until August 31, 2020. In connection with the investment by the Fund in Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Fund in an amount equal to the Fund’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the six months ended May 31, 2019, such waiver amounted to $28,506.

A summary of the Fund’s transactions in AB mutual funds for the six months ended May 31, 2019 is as follows:

Fund	Market Value 11/30/18 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 5/31/19 (000)	Dividend Income (000)
Government Money Market Portfolio	$73,031	$309,315	$325,920	$56,426	$671
Government Money Market Portfolio*	22,602	130,735	134,588	18,749	53

Total				$75,175	$724

*	Investments of cash collateral for securities lending transactions (see Note E).

Brokerage commissions paid on investment transactions for the six months ended May 31, 2019 amounted to $621,609, of which $0 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to both Class B and Class C shares, .50% of the Fund’s average daily net assets attributable to Class R shares and .25% of the Fund’s average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Advisor Class, Class I

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NOTES TO FINANCIAL STATEMENTS (continued)

and Class Z shares. Effective of August 1, 2012, with respect to Class B shares, payments made to the Distributor are voluntarily being limited to ..35% of the average daily net assets attributable to Class B shares. For the six months ended May 31, 2019, such waiver amounted to $4,890. Effective February 29, 2016, payments under the Agreement in respect of Class A shares are limited to an annual rate of .25% of Class A shares’ average daily net assets. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $185,089, $3,609,470, $2,551,752 and $827,136 for Class B, Class C, Class R and Class K shares, respectively. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended May 31, 2019 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$504,788,545		$447,970,620
U.S. government securities	– 0	–	– 0	–

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

Gross unrealized appreciation	$373,159,125
Gross unrealized depreciation	(366,294,455)

Net unrealized appreciation	$6,864,670

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

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NOTES TO FINANCIAL STATEMENTS (continued)

The Fund did not engage in derivatives transactions for the six months ended May 31, 2019.

2. Currency Transactions

The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E

Securities Lending

The Fund may enter into securities lending transactions. Under the Fund’s securities lending program, all loans of securities will be collateralized continually by cash collateral and/or non-cash collateral. Non-cash collateral will include only securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. If a loan is collateralized by cash, the Fund will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Fund in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. If the Fund receives non-cash collateral, the Fund will receive a fee from the borrower generally equal to a negotiated percentage of the market value of the loaned securities. The Fund will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Fund amounts equal to any income or other distributions from the securities. The Fund will not be able to exercise voting rights with respect to any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. The lending agent has agreed to indemnify the Fund in the case of default of any securities borrower. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent currently invests the

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NOTES TO FINANCIAL STATEMENTS (continued)

cash collateral received in Government Money Market Portfolio, an eligible money market vehicle, in accordance with the investment restrictions of the Fund, and as approved by the Board. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. When the Fund lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. At May 31, 2019, the Fund had securities on loan with a value of $163,414,980 and had received cash collateral which has been invested into Government Money Market Portfolio of $18,749,346. In addition, the Fund, received non-cash collateral of approximately $152,583,173 in the form of U.S. government securities, which the Fund cannot sell or repledge, and accordingly are not reflected in the Portfolio of Investments. The collateral will be adjusted on the next business day to maintain the required collateral amount. The Fund earned net securities lending income of $52,968 from Government Money Market Portfolio, inclusive of a rebate expense paid to the borrower, for the six months ended May 31, 2019; this amount is reflected in the statement of operations. In connection with the cash collateral investment by the Fund in the Government Money Market Portfolio, the Adviser has agreed to waive a portion of the Fund’s share of the advisory fees of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the six months ended May 31, 2019, such waiver amounted to $1,758. A principal risk of lending portfolio securities is that the borrower may fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities.

NOTE F

Shares of Beneficial Interest

Transactions in shares of beneficial interest for each class were as follows:

	Shares		Amount
	Six Months Ended May 31, 2019 (unaudited)	Year Ended November 30, 2018	Six Months Ended May 31, 2019 (unaudited)	Year Ended November 30, 2018

Class A
Shares sold	1,256,507	2,972,731	$23,667,822	$68,357,895

Shares issued in reinvestment of dividends and distributions	2,050,857	1,295,322	37,448,649	28,717,292

Shares converted from Class B	14,728	26,077	289,491	596,471

Shares converted from Class C	114,839	257,151	2,264,624	5,936,618

Shares redeemed	(2,708,618)	(6,474,204)	(51,620,535)	(148,763,563)

Net increase (decrease)	728,313	(1,922,923)	$12,050,051	$(45,155,287)

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NOTES TO FINANCIAL STATEMENTS (continued)

	Shares		Amount
	Six Months Ended May 31, 2019 (unaudited)	Year Ended November 30, 2018	Six Months Ended May 31, 2019 (unaudited)	Year Ended November 30, 2018

Class B
Shares sold	2,950	5,070	$57,281	$109,878

Shares issued in reinvestment of dividends and distributions	9,648	7,149	164,115	148,770

Shares converted to Class A	(15,811)	(27,799)	(289,491)	(596,471)

Shares redeemed	(3,594)	(12,489)	(66,253)	(272,078)

Net decrease	(6,807)	(28,069)	$(134,348)	$(609,901)

Class C
Shares sold	119,477	181,779	$1,910,507	$3,693,219

Shares issued in reinvestment of distributions	352,981	242,826	5,577,107	4,754,537

Shares converted to Class A	(132,837)	(292,044)	(2,264,624)	(5,936,618)

Shares redeemed	(705,815)	(843,389)	(11,631,182)	(17,159,288)

Net decrease	(366,194)	(710,828)	$(6,408,192)	$(14,648,150)

Advisor Class
Shares sold	9,574,067	25,033,018	$184,760,404	$591,086,891

Shares issued in reinvestment of dividends and distributions	6,069,085	3,407,925	113,613,272	77,291,734

Shares redeemed	(11,318,968)	(25,969,739)	(219,160,401)	(621,262,057)

Net increase	4,324,184	2,471,204	$79,213,275	$47,116,568

Class R
Shares sold	255,889	512,568	$4,695,883	$11,391,947

Shares issued in reinvestment of dividends and distributions	403,408	264,931	7,128,220	5,711,907

Shares redeemed	(565,948)	(1,338,664)	(10,557,039)	(29,815,335)

Net increase (decrease)	93,349	(561,165)	$1,267,064	$(12,711,481)

Class K
Shares sold	162,319	408,638	$3,037,903	$9,290,017

Shares issued in reinvestment of dividends and distributions	200,100	116,561	3,597,792	2,549,193

Shares redeemed	(383,237)	(632,683)	(7,171,745)	(14,193,352)

Net decrease	(20,818)	(107,484)	$(536,050)	$(2,354,142)

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NOTES TO FINANCIAL STATEMENTS (continued)

	Shares		Amount
	Six Months Ended May 31, 2019 (unaudited)	Year Ended November 30, 2018	Six Months Ended May 31, 2019 (unaudited)	Year Ended November 30, 2018

Class I
Shares sold	1,300,578	3,008,710	$24,135,806	$68,328,504

Shares issued in reinvestment of dividends and distributions	1,192,740	765,314	21,576,661	16,836,907

Shares redeemed	(1,375,043)	(4,716,183)	(26,476,886)	(106,343,136)

Net increase (decrease)	1,118,275	(942,159)	$19,235,581	$(21,177,725)

Class Z
Shares sold	10,584,539	15,618,554	$199,481,048	$363,522,709

Shares issued in reinvestment of dividends and distributions	4,356,834	1,619,673	78,684,419	35,584,223

Shares redeemed	(3,302,261)	(4,717,250)	(62,576,719)	(107,274,180)

Net increase	11,639,112	12,520,977	$215,588,748	$291,832,752

NOTE G

Risks Involved in Investing in the Fund

Capitalization Risk—Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be more difficult to trade or dispose of due to adverse market, economic, political, regulatory or other factors.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Derivatives Risk—The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected on the statement of assets and liabilities.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s

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NOTES TO FINANCIAL STATEMENTS (continued)

maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

NOTE H

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the six months ended May 31, 2019.

NOTE I

Distributions to Shareholders

The tax character of distributions to be paid for the year ending November 30, 2019 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended November 30, 2018 and November 30, 2017 were as follows:

	2018	2017
Distributions paid from:
Ordinary income	$10,195,499	$7,571,311
Net long-term capital gains	173,985,144	84,119,126

Total taxable distributions	$184,180,643	$91,690,437

As of November 30, 2018, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$30,803,623
Undistributed capital gains	251,993,991
Unrealized appreciation/(depreciation)	272,638,224	(a)

Total accumulated earnings/(deficit)	$555,435,838

(a)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses incurred for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of November 30, 2018, the Fund did not have any capital loss carryforwards.

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE J

Recent Accounting Pronouncements

In August 2018, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2018-13, Fair Value Measurement (Topic 820), Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement which removes, modifies and adds disclosures to Topic 820. The amendments in this ASU 2018-13 (“ASU”) apply to all entities that are required, under existing U.S. GAAP, to make disclosures about recurring or nonrecurring fair value measurements. The amendments in this ASU are effective for all entities for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management has evaluated the impact of the amendments and elected to early adopt the ASU. The adoption of this ASU did not have a material impact on the disclosure and presentation of the financial statements of the Fund.

NOTE K

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

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FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class A
Six Months Ended May 31, 2019 (unaudited)	Year Ended November 30,
2018	2017	2016	2015	2014

Net asset value, beginning of period	$ 22.06	$ 24.15	$ 22.12	$ 20.19	$ 22.91	$ 22.87

Income From Investment Operations

Net investment income(a)	.07	(b)	.07	(b)	.04	(b)	.05	(b)	.03	.10

Net realized and unrealized gain (loss) on investment transactions	(1.56)	(.69)	2.75	3.02	.13	2.00

Capital contributions	– 0	–	– 0	–	– 0	–	.00	(c)	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(1.49)	(.62)	2.79	3.07	.16	2.10

Less: Dividends and Distributions

Dividends from net investment income	(.06)	(.04)	(.04)	(.00	)(c)	(.10)	(.05)

Distributions from net realized gain on investment transactions	(2.06)	(1.43)	(.72)	(1.14)	(2.78)	(2.01)

Total dividends and distributions	(2.12)	(1.47)	(.76)	(1.14)	(2.88)	(2.06)

Net asset value, end of period	$ 18.45	$ 22.06	$ 24.15	$ 22.12	$ 20.19	$ 22.91

Total Return

Total investment return based on net asset value(d)*	(6.63)%	(2.57)%	12.94%	16.56%	.87%	10.04%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$366,892	$422,764	$509,111	$516,153	$549,547	$649,671

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)	1.13	%^	1.10%	1.12%	1.16%	1.20%	1.21%

Expenses, before waivers/reimbursements(e)	1.13	%^	1.10%	1.13%	1.16%	1.20%	1.21%

Net investment income	.77	%(b)^	.30	%(b)	.17	%(b)	.25	%(b)	.16%	.45%

Portfolio turnover rate	16%	42%	39%	57%	47%	50%

See footnote summary on page 43.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class B
Six Months Ended May 31, 2019 (unaudited)	Year Ended November 30,
2018	2017	2016	2015	2014

Net asset value, beginning of period	$ 20.68	$ 22.71	$ 20.84	$ 19.11	$ 21.83	$ 21.87

Income From Investment Operations

Net investment income(a)(f)	.06	(b)	.04	(b)	.01	(b)	.03	(b)	.02	.08

Net realized and unrealized gain (loss) on investment transactions	(1.48)	(.64)	2.58	2.84	.11	1.91

Capital contributions	– 0	–	– 0	–	– 0	–	.00	(c)	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(1.42)	(.60)	2.59	2.87	.13	1.99

Less: Dividends and Distributions

Dividends from net investment income	(.03)	(.00	)(c)	(.00	)(c)	– 0	–	(.07)	(.02)

Distributions from net realized gain on investment transactions	(2.06)	(1.43)	(.72)	(1.14)	(2.78)	(2.01)

Total dividends and distributions	(2.09)	(1.43)	(.72)	(1.14)	(2.85)	(2.03)

Net asset value, end of period	$ 17.17	$ 20.68	$ 22.71	$ 20.84	$ 19.11	$ 21.83

Total Return

Total investment return based on net asset value(d)*	(6.76)%	(2.68)%	12.82%	16.44%	.78%	9.97%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$1,266	$1,665	$2,467	$3,702	$6,026	$11,597

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)	1.27	%^	1.23%	1.25%	1.27%	1.27%	1.27%

Expenses, before waivers/reimbursements(e)	1.92	%^	1.88%	1.91%	1.92%	1.92%	1.92%

Net investment income(f)	.64	%(b)^	.18	%(b)	.04	%(b)	.18	%(b)	.10%	.40%

Portfolio turnover rate	16%	42%	39%	57%	47%	50%

See footnote summary on page 43.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class C
Six Months Ended May 31, 2019 (unaudited)	Year Ended November 30,
2018	2017	2016	2015	2014

Net asset value, beginning of period	$ 19.34	$ 21.46	$ 19.85	$ 18.37	$ 21.13	$ 21.35

Income From Investment Operations

Net investment income (loss)(a)	.00	(b)(c)	(.09	)(b)	(.12	)(b)	(.08	)(b)	(.10)	(.05)

Net realized and unrealized gain (loss) on investment transactions	(1.37)	(.60)	2.45	2.70	.12	1.84

Capital contributions	– 0	–	– 0	–	– 0	–	.00	(c)	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(1.37)	(.69)	2.33	2.62	.02	1.79

Less: Distributions

Distributions from net realized gain on investment transactions	(2.06)	(1.43)	(.72)	(1.14)	(2.78)	(2.01)

Net asset value, end of period	$ 15.91	$ 19.34	$ 21.46	$ 19.85	$ 18.37	$ 21.13

Total Return

Total investment return based on net asset value(d)*	(6.99)%	(3.31)%	12.11%	15.69%	.19%	9.22%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$43,323	$59,761	$81,567	$143,061	$153,736	$174,848

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)	1.88	%^	1.85%	1.87%	1.90%	1.90%	1.91%

Expenses, before waivers/reimbursements(e)	1.88	%^	1.85%	1.87%	1.90%	1.90%	1.91%

Net investment income (loss)	.03	%(b)^	(.44	)%(b)	(.60	)%(b)	(.49	)%(b)	(.55)%	(.26)%

Portfolio turnover rate	16%	42%	39%	57%	47%	50%

See footnote summary on page 43.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Advisor Class
Six Months Ended May 31, 2019 (unaudited)	Year Ended November 30,
2018	2017	2016	2015	2014

Net asset value, beginning of period	$ 22.62	$ 24.72	$ 22.62	$ 20.63	$ 23.35	$ 23.27

Income From Investment Operations

Net investment income(a)	.10	(b)	.13	(b)	.10	(b)	.10	(b)	.09	.17

Net realized and unrealized gain (loss) on investment transactions	(1.61)	(.71)	2.81	3.08	.14	2.03

Capital contributions	– 0	–	– 0	–	– 0	–	.00	(c)	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(1.51)	(.58)	2.91	3.18	.23	2.20

Less: Dividends and Distributions

Dividends from net investment income	(.12)	(.09)	(.09)	(.05)	(.17)	(.11)

Distributions from net realized gain on investment transactions	(2.06)	(1.43)	(.72)	(1.14)	(2.78)	(2.01)

Total dividends and distributions	(2.18)	(1.52)	(.81)	(1.19)	(2.95)	(2.12)

Net asset value, end of period	$ 18.93	$ 22.62	$ 24.72	$ 22.62	$ 20.63	$ 23.35

Total Return

Total investment return based on net asset value(d)*	(6.55)%	(2.34)%	13.25%	16.83%	1.21%	10.34%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$1,211,032	$1,349,282	$1,413,304	$1,221,938	$1,155,700	$991,020

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)	.88	%^	.85%	.87%	.89%	.90%	.91%

Expenses, before waivers/reimbursements(e)	.88	%^	.85%	.88%	.90%	.90%	.91%

Net investment income	1.02	%(b)^	.56	%(b)	.42	%(b)	.50	%(b)	.44%	.74%

Portfolio turnover rate	16%	42%	39%	57%	47%	50%

See footnote summary on page 43.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class R
Six Months Ended May 31, 2019 (unaudited)	Year Ended November 30,
2018	2017	2016	2015	2014

Net asset value, beginning of period	$ 21.36	$ 23.48	$ 21.57	$ 19.79	$ 22.50	$ 22.53

Income From Investment Operations

Net investment income (loss)(a)	.04	(b)	(.02	)(b)	(.05	)(b)	(.02	)(b)	(.03)	.03

Net realized and unrealized gain (loss) on investment transactions	(1.52)	(.67)	2.68	2.94	.13	1.95

Capital contributions	– 0	–	– 0	–	– 0	–	.00	(c)	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(1.48)	(.69)	2.63	2.92	.10	1.98

Less: Dividends and Distributions

Dividends from net investment income	– 0	–	– 0	–	– 0	–	– 0	–	(.03)	– 0	–

Distributions from net realized gain on investment transactions	(2.06)	(1.43)	(.72)	(1.14)	(2.78)	(2.01)

Total dividends and distributions	(2.06)	(1.43)	(.72)	(1.14)	(2.81)	(2.01)

Net asset value, end of period	$ 17.82	$ 21.36	$ 23.48	$ 21.57	$ 19.79	$ 22.50

Total Return

Total investment return based on net asset value(d)*	(6.83)%	(3.01)%	12.55%	16.11%	.56%	9.61%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$63,472	$74,104	$94,612	$100,017	$106,830	$138,740

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)	1.52	%^	1.51%	1.52%	1.52%	1.54%	1.54%

Expenses, before waivers/reimbursements(e)	1.53	%^	1.52%	1.53%	1.53%	1.54%	1.54%

Net investment income (loss)	.38	%(b)^	(.11	)%(b)	(.23	)%(b)	(.11	)%(b)	(.17)%	.12%

Portfolio turnover rate	16%	42%	39%	57%	47%	50%

See footnote summary on page 43.

abfunds.com	AB DISCOVERY VALUE FUND | 39

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class K
Six Months Ended May 31, 2019 (unaudited)	Year Ended November 30,
2018	2017	2016	2015	2014

Net asset value, beginning of period	$ 21.74	$ 23.80	$ 21.82	$ 19.95	$ 22.67	$ 22.66

Income From Investment Operations

Net investment income(a)	.07	(b)	.05	(b)	.01	(b)	.03	(b)	.03	.09

Net realized and unrealized gain (loss) on investment transactions	(1.55)	(.68)	2.72	2.98	.13	1.98

Capital contributions	– 0	–	– 0	–	– 0	–	.00	(c)	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(1.48)	(.63)	2.73	3.01	.16	2.07

Less: Dividends and Distributions

Dividends from net investment income	(.05)	– 0	–	(.03)	– 0	–	(.10)	(.05)

Distributions from net realized gain on investment transactions	(2.06)	(1.43)	(.72)	(1.14)	(2.78)	(2.01)

Total dividends and distributions	(2.11)	(1.43)	(.75)	(1.14)	(2.88)	(2.06)

Net asset value, end of period	$ 18.15	$ 21.74	$ 23.80	$ 21.82	$ 19.95	$ 22.67

Total Return

Total investment return based on net asset value(d)*	(6.72)%	(2.69)%	12.88%	16.45%	.87%	10.01%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$30,569	$37,062	$43,126	$63,529	$62,512	$68,981

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)	1.21	%^	1.20%	1.21%	1.21%	1.23%	1.23%

Expenses, before waivers/reimbursements(e)	1.22	%^	1.21%	1.22%	1.22%	1.23%	1.23%

Net investment income	.69	%(b)^	.20	%(b)	.07	%(b)	.19	%(b)	.13%	.43%

Portfolio turnover rate	16%	42%	39%	57%	47%	50%

See footnote summary on page 43.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class I
Six Months Ended May 31, 2019 (unaudited)	Year Ended November 30,
2018	2017	2016	2015	2014

Net asset value, beginning of period	$ 21.94	$ 24.03	$ 22.01	$ 20.10	$ 22.83	$ 22.80

Income From Investment Operations

Net investment income(a)	.10	(b)	.12	(b)	.10	(b)	.09	(b)	.10	.17

Net realized and unrealized gain (loss) on investment transactions	(1.56)	(.68)	2.73	3.01	.13	1.99

Capital contributions	– 0	–	– 0	–	– 0	–	.00	(c)	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(1.46)	(.56)	2.83	3.10	.23	2.16

Less: Dividends and Distributions

Dividends from net investment income	(.12)	(.10)	(.09)	(.05)	(.18)	(.12)

Distributions from net realized gain on investment transactions	(2.06)	(1.43)	(.72)	(1.14)	(2.78)	(2.01)

Total dividends and distributions	(2.18)	(1.53)	(.81)	(1.19)	(2.96)	(2.13)

Net asset value, end of period	$ 18.30	$ 21.94	$ 24.03	$ 22.01	$ 20.10	$ 22.83

Total Return

Total investment return based on net asset value(d)*	(6.53)%	(2.35)%	13.27%	16.85%	1.21%	10.39%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$205,667	$222,060	$265,834	$247,354	$194,660	$307,096

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)	.87	%^	.86%	.85%	.88%	.88%	.89%

Expenses, before waivers/reimbursements(e)	.87	%^	.86%	.86%	.89%	.88%	.89%

Net investment income	1.03	%(b)^	.54	%(b)	.44	%(b)	.50	%(b)	.48%	.77%

Portfolio turnover rate	16%	42%	39%	57%	47%	50%

See footnote summary on page 43.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class Z
Six Months Ended May 31, 2019 (unaudited)	Year Ended November 30,
2018	2017	2016	2015	2014

Net asset value, beginning of period	$ 21.93	$ 24.01	$ 21.99	$ 20.09	$ 22.82	$ 22.80

Income From Investment Operations

Net investment income(a)	.11	(b)	.14	(b)	.12	(b)	.11	(b)	.10	.16

Net realized and unrealized gain (loss) on investment transactions	(1.57)	(.68)	2.72	2.99	.15	2.00

Capital contributions	– 0	–	– 0	–	– 0	–	.00	(c)	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(1.46)	(.54)	2.84	3.10	.25	2.16

Less: Dividends and Distributions

Dividends from net investment income	(.14)	(.11)	(.10)	(.06)	(.20)	(.13)

Distributions from net realized gain on investment transactions	(2.06)	(1.43)	(.72)	(1.14)	(2.78)	(2.01)

Total dividends and distributions	(2.20)	(1.54)	(.82)	(1.20)	(2.98)	(2.14)

Net asset value, end of period	$ 18.27	$ 21.93	$ 24.01	$ 21.99	$ 20.09	$ 22.82

Total Return

Total investment return based on net asset value(d)*	(6.52)%	(2.25)%	13.36%	16.93%	1.30%	10.42%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$863,540	$781,102	$554,655	$279,294	$212,344	$42,049

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)	.79	%^	.77%	.78%	.80%	.81%	.81%

Expenses, before waivers/reimbursements(e)	.79	%^	.78%	.79%	.80%	.81%	.81%

Net investment income	1.10	%(b)^	.62	%(b)	.53	%(b)	.59	%(b)	.48%	.74%

Portfolio turnover rate.	16%	42%	39%	57%	47%	50%

See footnote summary on page 43.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

(a)	Based on average shares outstanding.

(b)	Net of fees and expenses waived/reimbursed by the Adviser.

(c)	Amount is less than $.005.

(d)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(e)

In connection with the Fund’s investments in affiliated underlying portfolios, the Fund incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Fund in an amount equal to the Fund’s pro rata share of certain acquired fund fees and expenses, and for the years ended November 30, 2018, November 30, 2017 and November 30, 2016, such waiver amounted to .01%, .01% and .01%, respectively.

(f)	Net of fees and expenses waived by the Distributor.

*

Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the Fund’s performance for the six months ended May 31, 2019 and years ended November 30, 2018 and November 30, 2017 by .05%, .04% and .09%, respectively.

^	Annualized.

See notes to financial statements.

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RESULTS OF SHAREHOLDER MEETING

(unaudited)

A Special Meeting of Shareholders of AB Trust (the “Company”)—AB Discovery Value Fund (the “Fund”) was held on October 11, 2018 and adjourned until December 11, 2018. A description of each proposal and the number of shares voted at the Meeting are as follows (the proposal numbers shown below correspond to the proposal number in the Fund’s proxy statement):

1.	To approve and vote upon the election of Trustees for the Company, each such Trustee to serve for a term of indefinite duration and until his or her successor is duly elected and qualifies.

Trustee:	Voted For:	Authority Withheld:
Michael J. Downey	89,869,410	1,623,480
William H. Foulk, Jr.*	89,850,369	1,642,520
Nancy P. Jacklin	89,964,901	1,527,988
Robert M. Keith	89,922,019	1,570,871
Carol C. McMullen	90,003,001	1,489,888
Gary L. Moody	89,923,953	1,568,937
Marshall C. Turner, Jr.	89,885,649	1,607,241
Earl D. Weiner	89,860,624	1,632,266

2.	To vote upon the approval of new advisory agreements for the Company with AllianceBernstein L.P.

Voted For	Voted Against	Abstained	Broker- Non Votes
54,797,350	629,266	1,155,041	13,641,903

*	Mr. Foulk retired on December 31, 2018.

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BOARD OF TRUSTEES

Marshall C. Turner, Jr.(1), Chairman

Michael J. Downey(1)

Nancy P. Jacklin(1)

Robert M. Keith, President and Chief Executive Officer

Carol C. McMullen(1)

Garry L. Moody(1)

Earl D. Weiner(1)

OFFICERS

James W. MacGregor(2), Vice President Shri Singhvi(2), Vice President Emilie D. Wrapp, Secretary Michael B. Reyes, Senior Analyst	Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company

State Street Corporation CCB/5
1 Iron Street
Boston, MA 02210

Principal Underwriter

AllianceBernstein Investments, Inc.
1345 Avenue of the Americas
New York, NY 10105

Legal Counsel

Seward & Kissel LLP

One Battery Park Plaza

New York, NY 10004

Transfer Agent

AllianceBernstein Investor
Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm

Ernst & Young LLP

5 Times Square

New York, NY 10036

1	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

2

The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the Small/Mid Cap Value Senior Investment Management Team. Messrs. MacGregor and Singhvi are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

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Information Regarding the Review and Approval of the Fund’s Proposed New Advisory Agreements and Interim Advisory Agreement in the Context of Potential Assignments

As described in more detail in the Proxy Statement for the AB Funds dated August 20, 2018, the Boards of the AB Funds, at a meeting held on July 31-August 2, 2018, approved new advisory agreements with the Adviser (the “Proposed Agreements”) for the AB Funds, including AB Trust in respect of AB Discovery Value Fund (the “Fund”), in connection with the planned disposition by AXA S.A. of its remaining shares of AXA Equitable Holdings, Inc. (the indirect holder of a majority of the partnership interests in the Adviser and the indirect parent of AllianceBernstein Corporation, the general partner of the Adviser) in one or more transactions and the related potential for one or more “assignments” (within the meaning of section 2(a)(4) of the Investment Company Act) of the advisory agreements for the AB Funds, including the Fund’s Advisory Agreement, resulting in the automatic termination of such advisory agreements.

At the same meeting, the AB Boards also considered and approved interim advisory agreements with the Adviser (the “Interim Advisory Agreements”) for the AB Funds, including the Fund, to be effective only in the event that stockholder approval of a Proposed Agreement had not been obtained as of the date of one or more transactions resulting in an “assignment” of the Adviser’s advisory agreements, resulting in the automatic termination of such advisory agreements.

The shareholders of the Fund subsequently approved the Proposed Agreements at an annual meeting of shareholders called for the purpose of electing Directors and voting on the Proposed Agreements.

A discussion regarding the basis for the Boards’ approvals at the meeting held on July 31-August 2, 2018 is set forth below.

At a meeting of the AB Boards held on July 31-August 2, 2018, the Adviser presented its recommendation that the Boards consider and approve the Proposed Agreements. Section 15(c) of the 1940 Act provides that, after an initial period, a Fund’s Current Agreement and current sub-advisory agreement, as applicable, will remain in effect only if the Board, including a majority of the Independent Directors, annually reviews and approves them. Each of the Current Agreements had been approved by a Board within the one-year period prior to approval of its related Proposed Agreement, except that the Current Agreements for certain FlexFee funds were approved in February 2017. In connection with their approval of the Proposed Agreements, the Boards considered their conclusions in connection with their most recent approvals of the Current Agreements, in particular in cases where the last approval of a Current Agreement was relatively recent, including the Boards’ general satisfaction with the nature and quality of services being provided and, as applicable, in the case of certain Funds, actions taken or to be taken in an effort to improve investment performance

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or reduce expense ratios. The Directors also reviewed updated information provided by the Adviser in respect of each Fund. Also in connection with their approval of the Proposed Agreements, the Boards considered a representation made to them at that time by the Adviser that there were no additional developments not already disclosed to the Boards since their most recent approvals of the Current Agreements that would be a material consideration to the Boards in connection with their consideration of the Proposed Agreements, except for matters disclosed to the Boards by the Adviser. The Directors considered the fact that each Proposed Agreement would have corresponding terms and conditions identical to those of the corresponding Current Agreement with the exception of the effective date and initial term under the Proposed Agreement.

The Directors considered their knowledge of the nature and quality of the services provided by the Adviser to each Fund gained from their experience as directors or trustees of registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the Directors and its responsiveness, frankness and attention to concerns raised by the Directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the Funds. The Directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of each Fund.

The Directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the Directors evaluated, among other things, the reasonableness of the management fees of the Funds they oversee. The Directors did not identify any particular information that was all-important or controlling, and different Directors may have attributed different weights to the various factors. The Directors determined that the selection of the Adviser to manage the Funds, and the overall arrangements between the Funds and the Adviser, as provided in the Proposed Agreements, including the management fees, were fair and reasonable in light of the services performed under the Current Agreements and to be performed under the Proposed Agreements, expenses incurred and to be incurred and such other matters as the Directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the Directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The Directors considered the scope and quality of services to be provided by the Adviser under the Proposed Agreements, including the quality of the investment research capabilities of the Adviser and the other resources

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it has dedicated to performing services for the Funds. They also considered the information that had been provided to them by the Adviser concerning the anticipated implementation of the Plan and the Adviser’s representation that it did not anticipate that such implementation would affect the management or structure of the Adviser, have a material adverse effect on the Adviser, or adversely affect the quality of the services provided to the Funds by the Adviser and its affiliates. The Directors noted that the Adviser from time to time reviews each Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the Directors’ consideration. They also noted the professional experience and qualifications of each Fund’s portfolio management team and other senior personnel of the Adviser. The Directors also considered that certain Proposed Agreements, similar to the corresponding Current Agreements, provide that the Funds will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Funds by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the Directors. The Directors noted that the Adviser did not request any reimbursements from certain Funds in the Fund’s latest fiscal year reviewed. The Directors noted that the methodology to be used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Funds’ former Senior Officer/Independent Compliance Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Funds’ other service providers, also was considered. The Directors of each Fund concluded that, overall, they were satisfied with the nature, extent and quality of services to be provided to the Funds under the Proposed Agreement for the Fund.

Costs of Services to be Provided and Profitability

The Directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of each Fund to the Adviser for calendar years 2016 and 2017, as applicable, that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Funds’ former Senior Officer/Independent Compliance Officer. The Directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The Directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with a Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund, as applicable. The Directors recognized that it is difficult to make comparisons of the profitability of the Proposed Agreements with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The Directors focused on the profitability of

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the Adviser’s relationship with each Fund before taxes and distribution expenses, as applicable. The Directors noted that certain Funds were not profitable to the Adviser in one or more periods reviewed. The Directors concluded that the Adviser’s level of profitability from its relationship with the other Funds was not unreasonable. The Directors were unable to consider historical information about the profitability of certain Funds that had recently commenced operations and for which historical profitability information was not available. The Adviser agreed to provide the Directors with profitability information in connection with future proposed continuances of the Proposed Agreements.

Fall-Out Benefits

The Directors considered the other benefits to the Adviser and its affiliates from their relationships with the Funds, including, but not limited to, as applicable, benefits relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute agency transactions for their clients) in the case of certain Funds; 12b-1 fees and sales charges received by the principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the shares of most of the Funds; brokerage commissions paid by certain Funds to brokers affiliated with the Adviser; and transfer agency fees paid by most of the Funds to a wholly owned subsidiary of the Adviser. The Directors recognized that the Adviser’s profitability would be somewhat lower, and that a Fund’s unprofitability to the Adviser would be exacerbated, without these benefits. The Directors understood that the Adviser also might derive reputational and other benefits from its association with the Funds.

Investment Results

In addition to the information reviewed by the Directors in connection with the Board meeting at which the Proposed Agreements were approved, the Directors receive detailed performance information for the Funds at each regular Board meeting during the year.

The Boards’ consideration of each Proposed Agreement was informed by their most recent approval of the related Current Agreement, and, in the case of certain Funds, their discussion with the Adviser of the reasons for those Funds’ underperformance in certain periods. The Directors also reviewed updated performance information and, in some cases, discussed with the Adviser the reasons for changes in performance or continued underperformance. On the basis of this review, the Directors concluded that each Fund’s investment performance was acceptable.

Management Fees and Other Expenses

The Directors considered the management fee rate payable by each Fund to the Adviser and information prepared by an independent service provider (the “15(c) provider”) concerning management fee rates payable by

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other funds in the same category as the Fund. The Directors recognized that it is difficult to make comparisons of management fees because there are variations in the services that are included in the fees paid by other funds. The Directors compared each Fund’s contractual management fee rate with a peer group median, and where applicable, took into account the impact on the management fee rate of the administrative expense reimbursement paid to the Adviser in the latest fiscal year. In the case of the ACS Funds, the Directors noted that the management fee rate is zero but also were cognizant that the Adviser is indirectly compensated by the wrap fee program sponsors that use the ACS Funds as an investment vehicle for their clients.

The Directors also considered the Adviser’s fee schedule for other clients pursuing a similar investment style to each Fund. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and in a report from the Funds’ Senior Analyst and noted the differences between a Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule and the schedule of fees charged by the Adviser to any offshore funds and for services to any sub-advised funds pursuing a similar investment strategy as the Fund, on the other, as applicable. The Directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the Directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The Adviser also informed the Directors that, in the case of certain Funds, there were no institutional products managed by the Adviser that have a substantially similar investment style. The Directors also discussed these matters with their independent fee consultant.

The Adviser reviewed with the Directors the significantly greater scope of the services it provides to each Fund relative to institutional, offshore fund and sub-advised fund clients, as applicable. In this regard, the Adviser noted, among other things, that, compared to institutional and offshore or sub-advisory accounts, each Fund, as applicable, (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows (in the case of open-end Funds); (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional,

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offshore fund and sub-advised fund clients as compared to the Funds, and the different risk profile, the Directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The Directors noted that many of the Funds may invest in shares of exchange-traded funds (‘‘ETFs’’), subject to the restrictions and limitations of the 1940 Act as these may be varied as a result of exemptive orders issued by the SEC. The Directors also noted that ETFs pay advisory fees pursuant to their advisory contracts. The Directors concluded, based on the Adviser’s explanation of how it uses ETFs when they are the most cost-effective way to obtain desired exposures, in some cases pending purchases of underlying securities, that each Fund’s management fee would be for services that would be in addition to, rather than duplicative of, the services provided under the advisory contracts of the ETFs.

With respect to each Fund’s management fee, the Directors considered the total expense ratio of the Fund in comparison to a peer group and peer universe selected by the 15(c) service provider. The Directors also considered the Adviser’s expense caps for certain Funds. The Directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to a Fund by others.

The Boards’ consideration of each Proposed Agreement was informed by their most recent approval of the related Current Agreement, and, in the case of certain Funds, their discussion with the Adviser of the reasons for those Funds’ expense ratios in certain periods. The Directors also reviewed updated expense ratio information and, in some cases, discussed with the Adviser the reasons for the expense ratios of certain Funds. On the basis of this review, the Directors concluded that each Fund’s expense ratio was acceptable.

The Directors did not consider comparative expense information for the ACS Funds because those Funds do not bear ordinary expenses.

Economies of Scale

The Directors noted that the management fee schedules for certain Funds do not contain breakpoints and that they had discussed their strong preference for breakpoints in advisory contracts with the Adviser. The Directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the Funds, and by the Adviser concerning certain of its views on economies of scale. The Directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Board meeting. The Directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The Directors noted that there is no established

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methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The Directors observed that in the mutual fund industry as a whole, as well as among funds similar to each Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The Directors also noted that the advisory agreements for many funds do not have breakpoints at all. The Directors informed the Adviser that they would monitor the asset levels of the Funds without breakpoints and their profitability to the Adviser and anticipated revisiting the question of breakpoints in the future if circumstances warrant doing so.

The Directors did not consider the extent to which fee levels in the Advisory Agreement for the ACS Funds reflect economies of scale because that Advisory Agreement does not provide for any compensation to be paid to the Adviser by the ACS Funds and the expense ratio of each of those Funds is zero.

Interim Advisory Agreements

In approving the Interim Advisory Agreements, the Boards, with the assistance of independent counsel, considered similar factors to those considered in approving the Proposed Agreements. The Interim Advisory Agreements approved by the Boards are identical to the Proposed Agreements, as well as the Current Agreements, in all material respects except for their proposed effective and termination dates and provisions intended to comply with the requirements of the relevant SEC rule, such as provisions requiring escrow of advisory fees. Under the Interim Advisory Agreements, the Adviser would continue to manage a Fund pursuant to an Interim Advisory Agreement until a new advisory agreement was approved by stockholders or until the end of the 150-day period, whichever would occur earlier. All fees earned by the Adviser under an Interim Advisory Agreement would be held in escrow pending shareholder approval of the Proposed Agreement. Upon approval of a new advisory agreement by stockholders, the escrowed management fees would be paid to the Adviser, and the Interim Advisory Agreement would terminate.

Information Regarding the Review and Approval of the Fund’s Current Advisory Agreement

The disinterested trustees (the “directors”) of AB Trust (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB Discovery Value Fund (the “Fund”) at a meeting held on May 7-9, 2019 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory

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Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including comparative analytical data prepared by the Senior Analyst for the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of

abfunds.com	AB DISCOVERY VALUE FUND | 53

the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Fund’s former Senior Officer/Independent Compliance Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2017 and 2018 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s former Senior Officer/Independent Compliance Officer. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors concluded that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund and the underlying fund advised by the Adviser in which the Fund invests, including, but not limited to, benefits relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute agency transactions for their clients); 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Fund’s shares; brokerage commissions paid by the Fund to brokers affiliated with the Adviser; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s profitability would be

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somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an independent service provider (the “15(c) service provider”), showing the performance of the Class A Shares of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing performance of the Class A Shares against a broad-based securities market index, in each case for the 1-, 3-, 5- and 10-year periods ended February 28, 2019 and (in the case of comparisons with the broad-based securities market index) for the period from inception. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate payable by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates payable by other funds in the same category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors compared the Fund’s contractual effective advisory fee rate with a peer group median and took into account the impact on the advisory fee rate of the administrative expense reimbursement paid to the Adviser in the latest fiscal year.

The directors also considered the Adviser’s fee schedule for other clients pursuing an investment strategy similar to the Fund’s. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and in a report from the Fund’s Senior Analyst and noted the differences between the Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule and the schedule of fees charged by the Adviser to any offshore funds and for services to any sub-advised funds pursuing an investment strategy similar to the Fund’s, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors previously discussed these matters with an independent fee consultant. The directors also compared the advisory fee rate for the Fund with that for another fund advised by the Adviser with a similar investment strategy.

abfunds.com	AB DISCOVERY VALUE FUND | 55

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional, offshore fund and sub-advised fund clients. In this regard, the Adviser noted, among other things, that, compared to institutional and offshore or sub-advisory accounts, the Fund (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows; (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional, offshore fund and sub-advised fund clients as compared to the Fund, and the different risk profile, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

In connection with their review of the Fund’s advisory fee, the directors also considered the total expense ratio of the Class A shares of the Fund in comparison to a peer group and a peer universe selected by the 15(c) service provider. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. Based on their review, the directors concluded that the Fund’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains breakpoints and that the Fund’s net assets were higher than a breakpoint level. Accordingly, the Fund’s current effective advisory fee rate reflected a reduction due to the breakpoint and would be further reduced to the extent the net assets of the Fund increase. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and presentations from time to time by the Adviser concerning certain of its views on economies of scale. The directors also previously discussed economies of scale with an independent fee consultant. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of

56 | AB DISCOVERY VALUE FUND	abfunds.com

scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s breakpoint arrangements were acceptable and provide a means for sharing any economies of scale.

abfunds.com	AB DISCOVERY VALUE FUND | 57

This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

US EQUITY

US CORE

Core Opportunities Fund

FlexFee™ US Thematic Portfolio

Select US Equity Portfolio

US GROWTH

Concentrated Growth Fund

Discovery Growth Fund

FlexFee™ Large Cap Growth Portfolio

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

US VALUE

Discovery Value Fund

Equity Income Fund

Relative Value Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

INTERNATIONAL/ GLOBAL CORE

FlexFee™ International Strategic Core Portfolio

Global Core Equity Portfolio

International Portfolio

International Strategic Core Portfolio

Sustainable Global Thematic Fund

Tax-Managed International Portfolio

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

INTERNATIONAL/ GLOBAL GROWTH

Concentrated International Growth Portfolio

FlexFee™ Emerging Markets Growth Portfolio

INTERNATIONAL/ GLOBAL EQUITY (continued)

Sustainable International Thematic Fund

INTERNATIONAL/ GLOBAL VALUE

All China Equity Portfolio

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

TAXABLE

Bond Inflation Strategy

FlexFee™ High Yield Portfolio

FlexFee™ International Bond Portfolio

Global Bond Fund

High Income Fund

Income Fund

Intermediate Duration Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

Total Return Bond Portfolio1

ALTERNATIVES

All Market Real Return Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

Unconstrained Bond Fund

MULTI-ASSET

All Market Income Portfolio

All Market Total Return Portfolio

Conservative Wealth Strategy

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Tax-Managed All Market Income Portfolio

TARGET-DATE

Multi-Manager Select Retirement Allocation Fund

Multi-Manager Select 2010 Fund

Multi-Manager Select 2015 Fund

Multi-Manager Select 2020 Fund

Multi-Manager Select 2025 Fund

Multi-Manager Select 2030 Fund

Multi-Manager Select 2035 Fund

Multi-Manager Select 2040 Fund

Multi-Manager Select 2045 Fund

Multi-Manager Select 2050 Fund

Multi-Manager Select 2055 Fund

Multi-Manager Select 2060 Fund

CLOSED-END FUNDS

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Government Money Market Portfolio, which serves as the money market fund exchange vehicle for the AB mutual funds. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

1	Prior to July 12, 2019, Total Return Bond Portfolio was named Intermediate Bond Portfolio.

58 | AB DISCOVERY VALUE FUND	abfunds.com

NOTES

abfunds.com	AB DISCOVERY VALUE FUND | 59

NOTES

60 | AB DISCOVERY VALUE FUND	abfunds.com

AB DISCOVERY VALUE FUND

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

DV-0152-0519

MAY    05.31.19

SEMI-ANNUAL REPORT

AB INTERNATIONAL VALUE FUND

Beginning January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling the Fund at (800) 221 5672.

You may elect to receive all future reports in paper form free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call the Fund at (800) 221 5672. Your election to receive reports in paper form will apply to all funds held in your account with your financial intermediary or, if you invest directly, to all AB Mutual Funds you hold.

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-PORT may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC 0330. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE PRESIDENT

Dear Shareholder,

We are pleased to provide this report for AB International Value Fund (the “Fund”). Please review the discussion of Fund performance, the market conditions during the reporting period and the Fund’s investment strategy.

As always, AB strives to keep clients ahead of what’s next by:

+	Transforming uncommon insights into uncommon knowledge with a global research scope

+	Navigating markets with seasoned investment experience and sophisticated solutions

+	Providing thoughtful investment insights and actionable ideas

Whether you’re an individual investor or a multi-billion-dollar institution, we put knowledge and experience to work for you.

AB’s global research organization connects and collaborates across platforms and teams to deliver impactful insights and innovative products. Better insights lead to better opportunities—anywhere in the world.

For additional information about AB’s range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in the AB Mutual Funds.

Sincerely,

Robert M. Keith

President and Chief Executive Officer, AB Mutual Funds

abfunds.com	AB INTERNATIONAL VALUE FUND | 1

SEMI-ANNUAL REPORT

July 11, 2019

This report provides management’s discussion of fund performance for AB International Value Fund for the semi-annual reporting period ended May 31, 2019.

The Fund’s investment objective is long-term growth of capital.

NAV RETURNS AS OF MAY 31, 2019 (unaudited)

	6 Months	12 Months

AB INTERNATIONAL VALUE FUND

Class A Shares	-5.62%	-18.92%

Class B Shares[1]	-6.05%	-19.59%

Class C Shares	-5.99%	-19.52%

Advisor Class Shares[2]	-5.55%	-18.74%

Class R Shares[2]	-5.74%	-19.13%

Class K Shares[2]	-5.63%	-18.90%

Class I Shares[2]	-5.40%	-18.53%

MSCI EAFE Index (net)	2.41%	-5.75%

1	Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. Please see Note A for additional information.

2

Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

INVESTMENT RESULTS

The table above shows the Fund’s performance compared to its benchmark, the Morgan Stanley Capital International Europe, Australasia and the Far East (“MSCI EAFE”) Index (net), for the six- and 12-month periods ended May 31, 2019.

For both periods, all share classes of the Fund underperformed the benchmark, before sales charges. During the six-month period, security selection detracted, relative to the benchmark, as underperformance among materials holdings more than offset positive stock selection within communication services. Sector selection detracted as underweights to consumer staples and real estate weighed on performance. However, an overweight to materials and an underweight to financials helped to offset some of the overall loss. In terms of country positioning (a result of bottom-up security analysis combined with fundamental research), an underweight to Australia detracted.

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During the 12-month period, security selection performance was negative across almost all sectors. Specifically, selection within consumer discretionary and consumer staples detracted, while selection within real estate contributed. Sector selection was also negative, mostly because of an underweight to health care and an overweight to consumer discretionary. Underweights to the financials and industrials sectors added to returns. An underweight to Switzerland detracted from performance.

The Fund utilized derivatives in the form of currency forwards for hedging and investment purposes, which detracted from absolute returns for both periods.

MARKET REVIEW AND INVESTMENT STRATEGY

Global equities posted small gains during the six-month period ended May 31, 2019. Stocks declined in December as tighter monetary policy, concerns about growth in China and trade tensions weighed on investor sentiment. However, equities rebounded after a dovish pivot from the US Federal Reserve, Chinese policy stimulus and a Brexit deadline extension. In May, deteriorating trade negotiations between the US and China, as well as new trade tensions between the US and Mexico, sent stocks lower.

The Fund’s Senior Investment Management Team (the “Team”) continues to identify opportunities against a changing market backdrop. The Team has flexibility to adjust the Fund’s positions in real time when warranted, and to maintain conviction through short-term volatility. As markets face new uncertainties, the Team believes that this disciplined approach is the best way to capture the long-term potential for equities.

INVESTMENT POLICIES

The Fund invests primarily in a diversified portfolio of equity securities of established companies selected from more than 40 industries and more than 40 developed and emerging-market countries. These countries currently include the developed nations in Europe and the Far East, Canada, Australia and emerging-market countries worldwide. Under normal market conditions, the Fund invests significantly (at least 40%—unless market conditions are not deemed favorable by the Adviser) in securities of non-US companies. In addition, the Fund invests, under normal circumstances, in the equity securities of companies located in at least three countries.

The Fund invests in companies that are determined by the Adviser to be undervalued, using a fundamental value approach. In selecting securities for the Fund’s portfolio, the Adviser uses its fundamental and quantitative research to identify companies whose stocks are priced low in relation to their perceived long-term earnings power.

(continued on next page)

abfunds.com	AB INTERNATIONAL VALUE FUND | 3

Currencies can have a dramatic impact on equity returns, significantly adding to returns in some years and greatly diminishing them in others. The Adviser evaluates currency and equity positions separately and may seek to hedge the currency exposure resulting from securities positions when it finds the currency exposure unattractive. To hedge a portion of its currency risk, the Fund may from time to time invest in currency-related derivatives, including forward currency exchange contracts, futures contracts, options on futures contracts, swaps and options. The Adviser may also seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives.

The Fund may enter into other derivatives transactions, such as options, futures contracts, forwards and swaps. The Fund may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indices, futures contracts (including futures contracts on individual securities and stock indices) or shares of exchange-traded funds (“ETFs”). These transactions may be used, for example, in an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Fund’s portfolio from a decline in value, sometimes within certain ranges.

The Fund may, at times, invest in shares of ETFs in lieu of making direct investments in equity securities. ETFs may provide more efficient and economical exposure to the type of companies and geographic locations in which the Fund seeks to invest than direct investments. The Fund may invest in depositary receipts, instruments of supranational entities denominated in the currency of any country, securities of multinational companies and “semi-governmental securities”, and enter into forward commitments.

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DISCLOSURES AND RISKS

Benchmark Disclosure

The MSCI EAFE Index is unmanaged and does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The MSCI EAFE Index (net, free float-adjusted, market capitalization weighted) represents the equity market performance of developed markets, excluding the US and Canada. MSCI makes no express or implied warranties or representations, and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices, any securities or financial products. This report is not approved, reviewed or produced by MSCI. Net returns reflect the reinvestment of dividends after deduction of non-US withholding tax. An investor cannot invest directly in an index, and its results are not indicative for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s investments will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing, such as the Fund’s value approach, may be underperforming the market generally.

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be more difficult to trade or dispose of due to adverse market, economic, political, regulatory or other factors.

Emerging-Market Risk: Investments in emerging-market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Derivatives Risk: Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Fund. Derivatives may also be subject to counterparty risk to a greater degree than more traditional investments.

Leverage Risk: When the Fund borrows money or otherwise leverages its portfolio, it may be more volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s investments. The Fund may create leverage through the use of reverse repurchase agreements, forward commitments, or by borrowing money.

abfunds.com	AB INTERNATIONAL VALUE FUND | 5

DISCLOSURES AND RISKS (continued)

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abfunds.com.

All fees and expenses related to the operation of the Fund have been deducted. Net asset value (“NAV”) returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (4% year 1, 3% year 2, 2% year 3, 1% year 4) and a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

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HISTORICAL PERFORMANCE

AVERAGE ANNUAL RETURNS AS OF MAY 31, 2019 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)

CLASS A SHARES

1 Year	-18.92%	-22.38%

5 Years	-2.19%	-3.04%

10 Years	2.69%	2.24%

CLASS B SHARES

1 Year	-19.59%	-22.81%

5 Years	-2.97%	-2.97%

10 Years[1]	2.06%	2.06%

CLASS C SHARES

1 Year	-19.52%	-20.32%

5 Years	-2.91%	-2.91%

10 Years	1.94%	1.94%

ADVISOR CLASS SHARES[2]

1 Year	-18.74%	-18.74%

5 Years	-1.94%	-1.94%

10 Years	2.97%	2.97%

CLASS R SHARES[2]

1 Year	-19.13%	-19.13%

5 Years	-2.44%	-2.44%

10 Years	2.45%	2.45%

CLASS K SHARES[2]

1 Year	-18.90%	-18.90%

5 Years	-2.13%	-2.13%

10 Years	2.78%	2.78%

CLASS I SHARES[2]

1 Year	-18.53%	-18.53%

5 Years	-1.71%	-1.71%

10 Years	3.21%	3.21%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratios as 1.43%, 2.24%, 2.18%, 1.18%, 1.73%, 1.42% and 0.99% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

1	Assumes conversion of Class B shares into Class A shares after eight years.

2

These share classes are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

abfunds.com	AB INTERNATIONAL VALUE FUND | 7

HISTORICAL PERFORMANCE (continued)

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

JUNE 30, 2019 (unaudited)

SEC Returns (reflects applicable sales charges)

CLASS A SHARES

1 Year	-14.62%

5 Years	-1.90%

10 Years	3.13%

CLASS B SHARES

1 Year	-15.12%

5 Years	-1.82%

10 Years[1]	2.95%

CLASS C SHARES

1 Year	-12.30%

5 Years	-1.76%

10 Years	2.83%

ADVISOR CLASS SHARES[2]

1 Year	-10.59%

5 Years	-0.78%

10 Years	3.87%

CLASS R SHARES[2]

1 Year	-11.04%

5 Years	-1.28%

10 Years	3.35%

CLASS K SHARES[2]

1 Year	-10.76%

5 Years	-0.98%

10 Years	3.66%

CLASS I SHARES[2]

1 Year	-10.38%

5 Years	-0.57%

10 Years	4.09%

1	Assumes conversion of Class B shares into Class A shares after eight years.

2

Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

8 | AB INTERNATIONAL VALUE FUND	abfunds.com

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

abfunds.com	AB INTERNATIONAL VALUE FUND | 9

EXPENSE EXAMPLE (continued)

	Beginning Account Value December 1, 2018	Ending Account Value May 31, 2019	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$943.80	$7.61	1.57%
Hypothetical**	$1,000	$1,017.10	$7.90	1.57%
Class B
Actual	$1,000	$939.50	$11.61	2.40%
Hypothetical**	$1,000	$1,012.96	$12.04	2.40%
Class C
Actual	$1,000	$940.10	$11.22	2.32%
Hypothetical**	$1,000	$1,013.36	$11.65	2.32%
Advisor Class
Actual	$1,000	$944.50	$6.40	1.32%
Hypothetical**	$1,000	$1,018.35	$6.64	1.32%
Class R
Actual	$1,000	$942.60	$8.72	1.80%
Hypothetical**	$1,000	$1,015.96	$9.05	1.80%
Class K
Actual	$1,000	$943.70	$7.22	1.49%
Hypothetical**	$1,000	$1,017.50	$7.49	1.49%
Class I
Actual	$1,000	$946.00	$5.14	1.06%
Hypothetical**	$1,000	$1,019.65	$5.34	1.06%

*	Expenses are equal to the classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

10 | AB INTERNATIONAL VALUE FUND	abfunds.com

PORTFOLIO SUMMARY

May 31, 2019 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $167.3

1

All data are as of May 31, 2019. The Fund’s sector and country breakdowns are expressed as a percentage of total investments (excluding security lending collateral) and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). “Other” country weightings represent 2.1% or less in the following countries: Australia, Austria, Belgium, Brazil, Finland, Hong Kong, India, Israel, Portugal, Sweden and Taiwan.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Fund’s prospectus.

abfunds.com	AB INTERNATIONAL VALUE FUND | 11

PORTFOLIO SUMMARY (continued)

May 31, 2019 (unaudited)

TEN LARGEST HOLDINGS1

Company	U.S. $ Value	Percent of Net Assets

Royal Dutch Shell PLC – Class A	$7,054,940	4.2%

Roche Holding AG	5,305,570	3.2

Novo Nordisk A/S – Class B	4,847,523	2.9

Airbus SE	4,275,919	2.6

British American Tobacco PLC	4,090,142	2.4

Coca-Cola European Partners PLC	3,917,888	2.3

Credit Suisse Group AG	3,770,497	2.3

Repsol SA	3,737,381	2.2

Enel SpA	3,679,221	2.2

Erste Group Bank AG	3,561,572	2.1

	$44,240,653	26.4%

1	Long-term investments.

12 | AB INTERNATIONAL VALUE FUND	abfunds.com

PORTFOLIO OF INVESTMENTS

May 31, 2019 (unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS – 99.1%
Financials – 16.7%
Banks – 10.9%
Bank of Ireland Group PLC	552,096	$2,951,134
Erste Group Bank AG(a)	100,490	3,561,572
ICICI Bank Ltd.	582,580	3,528,933
KBC Group NV	39,340	2,582,210
Mediobanca Banca di Credito Finanziario SpA	275,160	2,533,378
Mitsubishi UFJ Financial Group, Inc.	659,500	3,028,968

		18,186,195

Capital Markets – 2.2%
Credit Suisse Group AG(a)	333,233	3,770,497

Insurance – 3.6%
Allianz SE	15,230	3,372,385
Swiss Re AG	27,260	2,586,426

		5,958,811

		27,915,503

Industrials – 15.0%
Aerospace & Defense – 8.3%
Airbus SE	33,397	4,275,919
BAE Systems PLC	379,610	2,170,167
Leonardo SpA	253,100	2,799,986
MTU Aero Engines AG	9,840	2,122,752
Rolls-Royce Holdings PLC(a)	234,080	2,542,539

		13,911,363

Airlines – 4.2%
Japan Airlines Co., Ltd.	95,000	2,979,046
Qantas Airways Ltd.	439,086	1,688,370
Wizz Air Holdings PLC(a)(b)	59,870	2,369,943

		7,037,359

Professional Services – 0.7%
UT Group Co., Ltd.(c)	47,300	1,076,793

Trading Companies & Distributors – 1.8%
AerCap Holdings NV(a)	68,560	3,072,859

		25,098,374

Consumer Discretionary – 11.4%
Auto Components – 3.8%
Hankook Tire & Technology Co., Ltd.	18,790	552,230
Magna International, Inc. – Class A (United States)	52,780	2,266,373
NGK Spark Plug Co., Ltd.	124,800	2,178,292
Valeo SA(c)	52,620	1,388,336

		6,385,231

abfunds.com	AB INTERNATIONAL VALUE FUND | 13

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Automobiles – 3.2%
Peugeot SA	128,510	$2,868,353
Subaru Corp.	104,000	2,403,177

		5,271,530

Hotels, Restaurants & Leisure – 1.7%
GVC Holdings PLC	374,890	2,832,900

Leisure Products – 0.7%
Spin Master Corp.(a)(b)	39,012	1,179,077

Textiles, Apparel & Luxury Goods – 2.0%
HUGO BOSS AG	31,370	1,819,916
Pandora A/S	41,650	1,547,069

		3,366,985

		19,035,723

Energy – 11.1%
Oil, Gas & Consumable Fuels – 11.1%
JXTG Holdings, Inc.	664,500	3,157,735
PetroChina Co., Ltd. – Class H	4,382,000	2,431,494
Petroleo Brasileiro SA (Preference Shares)	349,500	2,275,698
Repsol SA	232,118	3,737,381
Royal Dutch Shell PLC (Euronext Amsterdam) – Class A	196,250	6,086,008
Royal Dutch Shell PLC – Class A	31,281	968,932

		18,657,248

Health Care – 10.1%
Health Care Equipment & Supplies – 1.2%
Hoya Corp.	29,700	2,055,800

Pharmaceuticals – 8.9%
GlaxoSmithKline PLC	182,960	3,532,219
Novo Nordisk A/S – Class B	103,011	4,847,523
Roche Holding AG	20,200	5,305,570
Teva Pharmaceutical Industries Ltd. (Sponsored ADR)(a)	133,350	1,153,477

		14,838,789

		16,894,589

Materials – 9.9%
Chemicals – 3.5%
Air Water, Inc.	107,600	1,590,337
Johnson Matthey PLC	69,799	2,727,025
Tosoh Corp.	117,800	1,483,343

		5,800,705

Construction Materials – 1.6%
Buzzi Unicem SpA(c)	132,730	2,590,473

14 | AB INTERNATIONAL VALUE FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Containers & Packaging – 1.0%
BillerudKorsnas AB(c)	144,520	$1,732,994

Metals & Mining – 3.8%
BlueScope Steel Ltd.	189,584	1,381,884
First Quantum Minerals Ltd.(c)	144,240	1,050,105
Norsk Hydro ASA	575,860	2,012,861
Yamato Kogyo Co., Ltd.	71,200	1,948,022

		6,392,872

		16,517,044

Consumer Staples – 8.6%
Beverages – 3.2%
Coca-Cola Bottlers Japan Holdings, Inc.(c)	63,100	1,431,896
Coca-Cola European Partners PLC(a)	70,720	3,917,888

		5,349,784

Food Products – 2.9%
Orkla ASA	351,840	3,046,897
WH Group Ltd.(b)	2,051,500	1,846,621

		4,893,518

Tobacco – 2.5%
British American Tobacco PLC	117,750	4,090,142

		14,333,444

Information Technology – 5.4%
Communications Equipment – 1.6%
Nokia Oyj(c)	529,930	2,655,191

Semiconductors & Semiconductor Equipment – 2.8%
SCREEN Holdings Co., Ltd.(c)	31,200	1,060,180
SK Hynix, Inc.	25,780	1,409,433
Taiwan Semiconductor Manufacturing Co., Ltd.	315,000	2,327,959

		4,797,572

Technology Hardware, Storage & Peripherals – 1.0%
Samsung Electronics Co., Ltd.	46,030	1,638,752

		9,091,515

Communication Services – 4.9%
Diversified Telecommunication Services – 3.0%
China Unicom Hong Kong Ltd.	2,314,000	2,434,199
Nippon Telegraph & Telephone Corp.	56,000	2,505,502

		4,939,701

Entertainment – 1.9%
Nintendo Co., Ltd.	9,100	3,212,278

		8,151,979

abfunds.com	AB INTERNATIONAL VALUE FUND | 15

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Utilities – 4.5%
Electric Utilities – 3.4%
EDP – Energias de Portugal SA	542,723	$1,977,931
Enel SpA	591,590	3,679,221

		5,657,152

Gas Utilities – 1.1%
ENN Energy Holdings Ltd.	206,000	1,851,741

		7,508,893

Real Estate – 1.5%
Real Estate Management & Development – 1.5%
Aroundtown SA	300,250	2,547,444

Total Common Stocks (cost $179,445,586)		165,751,756

RIGHTS – 0.0%
Industrials – 0.0%
Aerospace & Defense – 0.0%
Rolls-Royce Holdings PLC, expiring 6/03/19(a)(d) (cost $21,445)	16,619,680	21,011

SHORT-TERM INVESTMENTS – 0.1%
Investment Companies – 0.1%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 2.34%(e)(f)(g) (cost $164,912)	164,912	164,912

Total Investments Before Security Lending Collateral for Securities Loaned – 99.2% (cost $179,631,943)		165,937,679

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED – 5.9%
Investment Companies – 5.9%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 2.34%(e)(f)(g) (cost $9,837,925)	9,837,925	9,837,925

Total Investments – 105.1% (cost $189,469,868)		175,775,604
Other assets less liabilities – (5.1)%		(8,481,594)

Net Assets – 100.0%		$167,294,010

16 | AB INTERNATIONAL VALUE FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Bank of America, NA	EUR	537	USD	612	6/17/19	$11,296
Bank of America, NA	GBP	1,905	USD	2,489	6/17/19	78,972
Bank of America, NA	USD	640	EUR	565	6/17/19	(8,027)
Bank of America, NA	USD	516	HKD	4,039	6/17/19	(486)
Bank of America, NA	USD	171	CNY	1,183	7/25/19	242
Bank of America, NA	USD	461	CNY	3,098	7/25/19	(13,078)
Bank of America, NA	KRW	802,675	USD	682	8/26/19	4,705
Bank of America, NA	USD	728	GBP	556	9/13/19	(21,498)
Barclays Bank PLC	TWD	92,439	USD	2,999	6/10/19	69,401
Barclays Bank PLC	USD	796	TWD	24,820	6/10/19	(9,630)
Barclays Bank PLC	CAD	5,354	USD	3,996	6/17/19	33,198
Barclays Bank PLC	EUR	481	USD	558	6/17/19	19,959
Barclays Bank PLC	GBP	819	USD	1,071	6/17/19	34,805
Barclays Bank PLC	ILS	4,834	USD	1,343	6/17/19	8,015
Barclays Bank PLC	USD	3,244	CHF	3,245	6/17/19	1,565
Barclays Bank PLC	USD	588	JPY	65,055	6/17/19	12,828
Barclays Bank PLC	INR	263,046	USD	3,716	7/16/19	(46,746)
Barclays Bank PLC	USD	646	INR	45,070	7/16/19	(1,504)
Barclays Bank PLC	USD	244	CNY	1,636	7/25/19	(7,298)
Barclays Bank PLC	EUR	558	USD	629	9/13/19	417
BNP Paribas SA	USD	3,108	JPY	337,398	9/13/19	29,886
Citibank, NA	EUR	460	USD	524	6/17/19	9,167
Citibank, NA	GBP	2,931	USD	3,844	6/17/19	135,965
Citibank, NA	JPY	66,088	USD	607	6/17/19	(3,859)
Citibank, NA	MXN	35,022	USD	1,776	6/17/19	(6,720)
Citibank, NA	NOK	19,006	USD	2,196	6/17/19	23,143
Citibank, NA	TRY	4,518	USD	786	6/17/19	17,223
Citibank, NA	USD	10,142	AUD	14,341	6/17/19	(189,536)
Citibank, NA	USD	1,993	CHF	2,002	6/17/19	9,058
Citibank, NA	USD	504	EUR	448	6/17/19	(2,285)
Citibank, NA	USD	16,231	GBP	12,382	6/17/19	(567,083)
Citibank, NA	USD	557	HKD	4,369	6/17/19	160
Citibank, NA	USD	1,917	HKD	15,023	6/17/19	(52)
Citibank, NA	USD	1,985	JPY	219,508	6/17/19	42,428
Citibank, NA	USD	1,812	MXN	35,022	6/17/19	(29,146)
Citibank, NA	USD	2,880	SEK	26,877	6/17/19	(43,704)
Citibank, NA	USD	788	TRY	4,518	6/17/19	(18,837)
Citibank, NA	KRW	2,897,497	USD	2,470	8/26/19	25,588
Citibank, NA	EUR	886	USD	1,003	9/13/19	4,812
Credit Suisse International	AUD	1,387	USD	972	6/17/19	9,470
Credit Suisse International	CHF	5,201	USD	5,117	6/17/19	(83,594)
Credit Suisse International	JPY	95,489	USD	872	6/17/19	(10,533)
Credit Suisse International	USD	2,022	CHF	2,014	9/13/19	9,093
Deutsche Bank AG	EUR	650	USD	744	6/17/19	16,580
Deutsche Bank AG	USD	330	ILS	1,196	6/17/19	(272)
Goldman Sachs Bank USA	TWD	5,691	USD	184	6/10/19	3,523
HSBC Bank USA	GBP	570	USD	746	6/17/19	25,166
HSBC Bank USA	USD	526	HKD	4,124	6/17/19	362
HSBC Bank USA	USD	506	HKD	3,965	6/17/19	(283)

abfunds.com	AB INTERNATIONAL VALUE FUND | 17

PORTFOLIO OF INVESTMENTS (continued)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
HSBC Bank USA	USD	2,502	SGD	3,374	6/17/19	$(45,882)
HSBC Bank USA	USD	1,855	CNY	12,537	7/25/19	(43,495)
JPMorgan Chase Bank, NA	GBP	1,077	USD	1,426	6/17/19	63,026
JPMorgan Chase Bank, NA	NOK	16,984	USD	1,958	6/17/19	16,768
JPMorgan Chase Bank, NA	USD	560	GBP	434	6/17/19	(11,226)
JPMorgan Chase Bank, NA	USD	555	JPY	61,169	6/17/19	9,925
Morgan Stanley & Co., Inc.	BRL	9,378	USD	2,371	6/04/19	(19,146)
Morgan Stanley & Co., Inc.	USD	2,340	BRL	9,378	6/04/19	49,481
Morgan Stanley & Co., Inc.	EUR	1,826	USD	2,068	6/17/19	25,835
Morgan Stanley & Co., Inc.	JPY	164,617	USD	1,490	6/17/19	(30,929)
Morgan Stanley & Co., Inc.	USD	939	EUR	831	6/17/19	(9,737)
Morgan Stanley & Co., Inc.	USD	519	JPY	57,540	6/17/19	12,657
Morgan Stanley & Co., Inc.	BRL	7,846	USD	1,949	7/02/19	(45,583)
Morgan Stanley & Co., Inc.	KRW	780,901	USD	658	8/26/19	(737)
Morgan Stanley & Co., Inc.	USD	222	KRW	262,398	8/26/19	(512)
Natwest Markets PLC	USD	935	EUR	817	6/17/19	(20,541)
Natwest Markets PLC	USD	952	CLP	663,798	7/12/19	(17,122)
Natwest Markets PLC	EUR	725	USD	818	9/13/19	1,600
Standard Chartered Bank	BRL	3,528	USD	893	6/04/19	(5,817)
Standard Chartered Bank	USD	895	BRL	3,528	6/04/19	3,822
Standard Chartered Bank	JPY	178,016	USD	1,616	6/17/19	(27,984)
Standard Chartered Bank	USD	993	JPY	108,658	6/17/19	10,579
Standard Chartered Bank	CNY	64,301	USD	9,520	7/25/19	229,111
State Street Bank & Trust Co.	AUD	2,972	USD	2,088	6/17/19	25,498
State Street Bank & Trust Co.	CAD	1,101	USD	831	6/17/19	16,594
State Street Bank & Trust Co.	CHF	487	USD	487	6/17/19	(339)
State Street Bank & Trust Co.	EUR	7,333	USD	8,331	6/17/19	129,682
State Street Bank & Trust Co.	GBP	2,609	USD	3,378	6/17/19	76,530
State Street Bank & Trust Co.	HKD	28,348	USD	3,619	6/17/19	2,216
State Street Bank & Trust Co.	HKD	3,172	USD	405	6/17/19	(98)
State Street Bank & Trust Co.	USD	585	CAD	784	6/17/19	(4,333)
State Street Bank & Trust Co.	USD	43	CHF	44	6/17/19	187
State Street Bank & Trust Co.	USD	401	CHF	397	6/17/19	(3,984)
State Street Bank & Trust Co.	USD	5,679	EUR	4,994	6/17/19	(93,633)
State Street Bank & Trust Co.	USD	497	GBP	373	6/17/19	(24,802)
State Street Bank & Trust Co.	USD	3,600	JPY	398,311	6/17/19	79,793
State Street Bank & Trust Co.	USD	469	NZD	686	6/17/19	(19,746)
State Street Bank & Trust Co.	CHF	730	USD	725	9/13/19	(11,246)
State Street Bank & Trust Co.	EUR	1,064	USD	1,203	9/13/19	4,174
State Street Bank & Trust Co.	USD	2,731	JPY	297,941	9/13/19	40,151
UBS AG	USD	203	TWD	6,417	6/10/19	(12)

						$(66,419)

(a)	Non-income producing security.

(b)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At May 31, 2019, the aggregate market value of these securities amounted to $5,395,641 or 3.2% of net assets.

(c)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(d)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.

18 | AB INTERNATIONAL VALUE FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

(e)	Affiliated investments.

(f)	The rate shown represents the 7-day yield as of period end.

(g)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

Currency Abbreviations:

AUD – Australian Dollar

BRL – Brazilian Real

CAD – Canadian Dollar

CHF – Swiss Franc

CLP – Chilean Peso

CNY – Chinese Yuan Renminbi

EUR – Euro

GBP – Great British Pound

HKD – Hong Kong Dollar

ILS – Israeli Shekel

INR – Indian Rupee

JPY – Japanese Yen

KRW – South Korean Won

MXN – Mexican Peso

NOK – Norwegian Krone

NZD – New Zealand Dollar

SEK – Swedish Krona

SGD – Singapore Dollar

TRY – Turkish Lira

TWD – New Taiwan Dollar

USD – United States Dollar

Glossary:

ADR – American Depositary Receipt

See notes to financial statements.

abfunds.com	AB INTERNATIONAL VALUE FUND | 19

STATEMENT OF ASSETS & LIABILITIES

May 31, 2019 (unaudited)

Assets
Investments in securities, at value
Unaffiliated issuers (cost $179,467,031)	$165,772,767	(a)
Affiliated issuers (cost $10,002,837—including investment of cash collateral for securities loaned of $9,837,925)	10,002,837
Foreign currencies, at value (cost $177,992)	177,682
Unaffiliated dividends receivable	1,527,663
Unrealized appreciation on forward currency exchange contracts	1,434,656
Receivable for investment securities sold and foreign currency transactions	512,767
Receivable for shares of beneficial interest sold	47,037
Affiliated dividends receivable	2,020

Total assets	179,477,429

Liabilities
Payable for collateral received on securities loaned	9,837,925
Unrealized depreciation on forward currency exchange contracts	1,501,075
Cash collateral due to broker	290,000
Payable for investment securities purchased and foreign currency transactions	164,201
Advisory fee payable	118,207
Payable for shares of beneficial interest redeemed	107,436
Distribution fee payable	36,401
Administrative fee payable	27,488
Transfer Agent fee payable	7,538
Trustees’ fees payable	6,880
Accrued expenses and other liabilities	86,268

Total liabilities	12,183,419

Net Assets	$167,294,010

Composition of Net Assets
Paid-in capital	$421,244,388
Accumulated loss	(253,950,378)

	$167,294,010

Net Asset Value Per Share—unlimited shares authorized, without par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$98,803,978	8,514,968	$11.60	*

B	$410,891	36,258	$11.33

C	$6,210,771	549,770	$11.30

Advisor	$39,064,823	3,289,884	$11.87

R	$9,777,415	850,316	$11.50

K	$8,570,351	740,663	$11.57

I	$4,455,781	384,094	$11.60

(a)	Includes securities on loan with a value of $9,901,535 (see Note E).

*	The maximum offering price per share for Class A shares was $12.11 which reflects a sales charge of 4.25%.

See notes to financial statements.

20 | AB INTERNATIONAL VALUE FUND	abfunds.com

STATEMENT OF OPERATIONS

Six Months Ended May 31, 2019 (unaudited)

Investment Income
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $373,707)	$3,389,889
Affiliated issuers	42,126	$3,432,015

Expenses
Advisory fee (see Note B)	697,474
Distribution fee—Class A	137,652
Distribution fee—Class B	2,355
Distribution fee—Class C	36,736
Distribution fee—Class R	28,227
Distribution fee—Class K	11,361
Transfer agency—Class A	151,836
Transfer agency—Class B	840
Transfer agency—Class C	10,368
Transfer agency—Advisor Class	59,515
Transfer agency—Class R	14,678
Transfer agency—Class K	9,089
Transfer agency—Class I	448
Custodian	75,961
Registration fees	47,087
Administrative	34,450
Audit and tax	32,535
Printing	29,306
Legal	21,892
Trustees’ fees	12,443
Miscellaneous	18,861

Total expenses	1,433,114
Less: expenses waived and reimbursed by the Adviser (see Notes B & E)	(1,147)

Net expenses		1,431,967

Net investment income		2,000,048

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized loss on:
Investment transactions		(3,838,182)
Forward currency exchange contracts		(368,848)
Foreign currency transactions		(6,773)
Net change in unrealized appreciation/depreciation of:
Investments		(7,778,518)
Forward currency exchange contracts		(265,596)
Foreign currency denominated assets and liabilities		13,387

Net loss on investment and foreign currency transactions		(12,244,530)

Net Decrease in Net Assets from Operations		$(10,244,482)

See notes to financial statements.

abfunds.com	AB INTERNATIONAL VALUE FUND | 21

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended May 31, 2019 (unaudited)		Year Ended November 30, 2018
Increase (Decrease) in Net Assets from Operations
Net investment income	$2,000,048		$2,869,364
Net realized gain (loss) on investment and foreign currency transactions	(4,213,803)		4,830,174
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(8,030,727)		(47,483,557)

Net decrease in net assets from operations	(10,244,482)		(39,784,019)
Distributions to Shareholders
Class A	(263,015)		(2,949,161)
Class B	– 0	–	(8,775)
Class C	– 0	–	(8,960)
Advisor Class	(222,533)		(1,292,673)
Class R	– 0	–	(259,865)
Class K	(21,405)		(241,365)
Class I	(29,459)		(248,060)
Transactions in Shares of Beneficial Interest
Net decrease	(19,518,538)		(40,053,037)

Total decrease	(30,299,432)		(84,845,915)
Net Assets
Beginning of period	197,593,442		282,439,357

End of period	$167,294,010		$197,593,442

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS

May 31, 2019 (unaudited)

NOTE A

Significant Accounting Policies

AB Trust (the “Trust”) was organized as a Massachusetts business trust on December 12, 2000 and is registered under the Investment Company Act of 1940 as a diversified, open end management investment company. The Trust operates as a series company currently comprised of three funds. Each fund is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AB International Value Fund (the “Fund”), a diversified fund. The Fund offers Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to 0% depending on the period of time the shares are held. Effective January 31, 2009, sales of Class B shares of the Fund to new investors were suspended. Class B shares will only be issued (i) upon the exchange of Class B shares from another AB mutual fund, (ii) for purposes of dividend reinvestment, (iii) through the Fund’s Automatic Investment Program (the “Program”) for accounts that established the Program prior to January 31, 2009, and (iv) for purchases of additional shares by Class B shareholders as of January 31, 2009. The ability to establish a new Program for accounts containing Class B shares was suspended as of January 31, 2009. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase, and 0% after the first year of purchase. Class C shares will automatically convert to Class A shares ten years after the end of the calendar month of purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class and Class I shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All seven classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

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NOTES TO FINANCIAL STATEMENTS (continued)

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Trust’s Board of Trustees (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

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NOTES TO FINANCIAL STATEMENTS (continued)

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and

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NOTES TO FINANCIAL STATEMENTS (continued)

comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of May 31, 2019:

Investments in Securities:	Level 1			Level 2		Level 3			Total
Assets:
Common Stocks:
Financials	$	– 0	–	$27,915,503		$	– 0	–	$27,915,503
Industrials		3,072,859		22,025,515			– 0	–	25,098,374
Consumer Discretionary		5,544,749		13,490,974			– 0	–	19,035,723
Energy		2,275,698		16,381,550			– 0	–	18,657,248
Health Care		1,153,477		15,741,112			– 0	–	16,894,589
Materials		1,050,105		15,466,939			– 0	–	16,517,044
Consumer Staples		3,917,888		10,415,556			– 0	–	14,333,444
Information Technology		– 0	–	9,091,515			– 0	–	9,091,515
Communication Services		– 0	–	8,151,979			– 0	–	8,151,979
Utilities		– 0	–	7,508,893			– 0	–	7,508,893
Real Estate		– 0	–	2,547,444			– 0	–	2,547,444
Rights		– 0	–	– 0	–		21,011		21,011
Short-Term Investments		164,912		– 0	–		– 0	–	164,912
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund		9,837,925		– 0	–		– 0	–	9,837,925

Total Investments in Securities		27,017,613		148,736,980	(a)		21,011		175,775,604
Other Financial Instruments(b):
Assets:
Forward Currency Exchange Contracts		– 0	–	1,434,656			– 0	–	1,434,656
Liabilities:
Forward Currency Exchange Contracts		– 0	–	(1,501,075)			– 0	–	(1,501,075)

Total		$27,017,613		$148,670,561			$21,011		$175,709,185

(a)

A significant portion of the Fund’s foreign equity investments are categorized as Level 2 investments since they are valued using fair value prices based on third party vendor modeling tools to the extent available, see Note A.1.

(b)

Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

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NOTES TO FINANCIAL STATEMENTS (continued)

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned. The Fund files withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Fund may record a reclaim receivable based on, among other things, a jurisdiction’s legal obligation to pay reclaims as well as payment history and market convention.

In consideration of recent decisions rendered by the European courts, the Fund filed reclaims to recover taxes withheld on dividends earned from certain European Union countries during calendar years 2008 through 2010. These filings are subject to various administrative and judicial proceedings within these countries. In July 2015, the Fund successfully recovered taxes withheld by Finland for the aforementioned calendar years in the amount of 986,466 EUR. Approximately 40% of this amount was utilized as a foreign tax offset in fiscal year 2015. The Fund may incur a liability to the Internal Revenue Service for the remaining balance, although

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NOTES TO FINANCIAL STATEMENTS (continued)

the amount of this liability cannot be determined at this time. No other amounts for additional tax reclaims are disclosed in the financial statements due to the uncertainty as to the ultimate resolution of proceedings, the likelihood of receipt of these reclaims, and the potential timing of payment.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Trust are charged proportionately to each fund or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .75% of the first $2.5 billion, .65% of the next $2.5 billion and .60% in excess of $5 billion, of the Fund’s average daily net assets. The fee is accrued daily and paid monthly.

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NOTES TO FINANCIAL STATEMENTS (continued)

During 2017, AXA S.A. (“AXA”), a French holding company for the AXA Group, a worldwide leader in life, property and casualty and health insurance and asset management, announced its intention to pursue the sale of a minority stake in its subsidiary, AXA Equitable Holdings, Inc. (“AXA Equitable”), the holding company for a diversified financial services organization, through an initial public offering (“IPO”). AXA Equitable is the holding company for a diverse group of financial services companies, including an approximately 65.2% economic interest in the Adviser and a 100% interest in AllianceBernstein Corporation, the general partner of the Adviser. In March 2018, AXA announced its intention to sell its entire interest in AXA Equitable over time, subject to market conditions and other factors (the “Plan”). During the second quarter of 2018, AXA Equitable completed the IPO. Additional secondary offerings of AXA Equitable shares were completed in the Fourth Quarter of 2018 and the First and the Second Quarters of 2019, and AXA Equitable also repurchased shares from AXA in connection with each of these secondary offerings pursuant to agreements with AXA. Following the IPO and subsequent transactions, including secondary offerings and share repurchases, AXA owns approximately 40.1% of the outstanding shares of common stock of AXA Equitable. Contemporaneously with the IPO, AXA sold $862.5 million aggregate principal amount of its 7.25% mandatorily exchangeable notes (the “MxB Notes”) due May 15, 2021 and exchangeable into up to 43,125,000 shares of common stock (or approximately 7% of the outstanding shares of common stock of AXA Equitable). AXA retains ownership (including voting rights) of such shares of common stock until the MxB Notes are exchanged, which may be on a date that is earlier than the maturity date at AXA’s option upon the occurrence of certain events.

It is anticipated that one or more of the transactions contemplated by the Plan may ultimately result in the indirect transfer of a “controlling block” of voting securities of the Adviser (a “Change of Control Event”) and therefore may be deemed an “assignment” causing a termination of each Fund’s current investment advisory agreement. In order to ensure that the existing investment advisory services could continue uninterrupted, at meetings held in late July through early August 2018, the Boards of Directors/Trustees (each a “Board” and collectively, the “Boards”) approved new investment advisory agreements with the Adviser, in connection with the Plan. The Boards also agreed to call and hold a joint meeting of shareholders on October 11, 2018, for shareholders of each Fund to (1) approve the new investment advisory agreement with the Adviser that would be effective after the first Change of Control Event and (2) approve any future advisory agreement approved by the Board and that has terms not materially different from the current agreement, in the event there are subsequent Change of Control Events arising from completion of the Plan that terminate the advisory agreement after the first Change of Control

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NOTES TO FINANCIAL STATEMENTS (continued)

Event. Approval of a future advisory agreement means that shareholders may not have another opportunity to vote on a new agreement with the Adviser even upon a change of control, as long as no single person or group of persons acting together gains “control” (as defined in the 1940 Act) of AXA Equitable.

At the June 4, 2019 adjourned shareholder meeting, shareholders approved the new and future investment advisory agreements.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the six months ended May 31, 2019, the reimbursement for such services amounted to $34,450.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $88,729 for the six months ended May 31, 2019.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $233 from the sale of Class A shares and received $711, $71 and $274 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the six months ended May 31, 2019.

The Fund may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of .20% of the portfolio’s average daily net assets and bears its own expenses. Effective August 1, 2018, the Adviser has contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .10%) until August 31, 2020. In connection with the investment by the Fund in Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Fund in an amount equal to the Fund’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the six months ended May 31, 2019, such waiver amounted to $287.

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NOTES TO FINANCIAL STATEMENTS (continued)

A summary of the Fund’s transactions in AB mutual funds for the six months ended May 31, 2019 is as follows:

Fund	Market Value 11/30/18 (000)			Purchases at Cost (000)	Sales Proceeds (000)	Market Value 5/31/19 (000)	Dividend Income (000)
Government Money Market Portfolio	$	– 0	–	$22,403	$22,238	$165	$7
Government Money Market Portfolio*		6,542		34,293	30,997	9,838	35

Total						$10,003	$42

*	Investments of cash collateral for securities lending transactions (see Note E).

Brokerage commissions paid on investment transactions for the six months ended May 31, 2019 amounted to $44,989, of which $0 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to both Class B and Class C shares, .50% of the Fund’s average daily net assets attributable to Class R shares and .25% of the Fund’s average daily net assets attributable to Class K shares. Effective February 27, 2015, payments under the Agreement in respect of Class A shares are limited to an annual rate of .25% of Class A shares’ average daily net assets. There are no distribution and servicing fees on the Advisor Class and Class I shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $1,501,267, $6,482,764, $2,345,460 and $2,409,457 for Class B, Class C, Class R and Class K shares, respectively. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended May 31, 2019 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$49,550,261		$69,043,329
U.S. government securities	– 0	–	– 0	–

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

Gross unrealized appreciation	$14,178,382
Gross unrealized depreciation	(27,939,065)

Net unrealized depreciation	$(13,760,683)

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal type of derivative utilized by the Fund, as well as the methods in which they may be used are:

•	Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on forward currency exchange contracts. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Fund. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

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NOTES TO FINANCIAL STATEMENTS (continued)

During the six months ended May 31, 2019, the Fund held forward currency exchange contracts for hedging and non-hedging purposes.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of the Fund’s net liability, held by the defaulting party, may be delayed or denied.

The Fund’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund decline below specific levels (“net asset contingent features”). If these levels are triggered, the Fund’s OTC counterparty has the right to terminate such transaction and require the Fund to pay or receive a settlement amount in connection with the terminated transaction. If OTC derivatives were held at period end, please refer to netting arrangements by the OTC counterparty tables below for additional details.

During the six months ended May 31, 2019, the Fund had entered into the following derivatives:

	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	$1,434,656	Unrealized depreciation on forward currency exchange contracts	$1,501,075

Total		$1,434,656		$1,501,075

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NOTES TO FINANCIAL STATEMENTS (continued)

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Foreign currency contracts	Net realized gain (loss) on forward currency exchange contracts; Net change in unrealized appreciation/depreciation of forward currency exchange contracts	$(368,848)	$(265,596)

Total		$(368,848)	$(265,596)

The following table represents the average monthly volume of the Fund’s derivative transactions during the six months ended May 31, 2019:

Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$74,945,754
Average principal amount of sale contracts	$76,979,186

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All OTC derivatives held at period end were subject to netting arrangements. The following table presents the Fund’s derivative assets and liabilities by OTC counterparty net of amounts available for offset under ISDA Master Agreements (“MA”) and net of the related collateral received/pledged by the Fund as of May 31, 2019. Exchange-traded derivatives and centrally cleared swaps are not subject to netting arrangements and as such are excluded from the table.

Counterparty	Derivative Assets Subject to a MA	Derivatives Available for Offset		Cash Collateral Received*			Security Collateral Received*			Net Amount of Derivative Assets
Bank of America, NA	$95,215	$(43,089)		$	– 0	–	$	– 0	–	$52,126
Barclays Bank PLC	180,188	(65,178)			– 0	–		– 0	–	115,010
BNP Paribas SA	29,886	– 0	–		– 0	–		– 0	–	29,886
Citibank, NA	267,544	(267,544)			– 0	–		– 0	–	– 0	–
Credit Suisse International	18,563	(18,563)			– 0	–		– 0	–	– 0	–
Deutsche Bank AG	16,580	(272)			– 0	–		– 0	–	16,308
Goldman Sachs Bank USA	3,523	– 0	–		– 0	–		– 0	–	3,523
HSBC Bank USA	25,528	(25,528)			– 0	–		– 0	–	– 0	–
JPMorgan Chase Bank, NA	89,719	(11,226)			– 0	–		– 0	–	78,493

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NOTES TO FINANCIAL STATEMENTS (continued)

Counterparty	Derivative Assets Subject to a MA	Derivatives Available for Offset	Cash Collateral Received*	Security Collateral Received*	Net Amount of Derivative Assets
Morgan Stanley & Co., Inc.	$87,973	$(87,973)	$	– 0	–	$	– 0	–	$	– 0	–
Natwest Markets PLC	1,600	(1,600)	– 0	–	– 0	–	– 0	–
Standard Chartered Bank	243,512	(33,801)	(209,711)	– 0	–	– 0	–
State Street Bank & Trust Co.	374,825	(158,181)	– 0	–	– 0	–	216,644

Total	$1,434,656	$(712,955)	$(209,711)	$	– 0	–	$511,990	^

Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset	Cash Collateral Pledged*	Security Collateral Pledged*	Net Amount of Derivative Liabilities
Bank of America, NA	$43,089	$(43,089)	$	– 0	–	$	– 0	–	$	– 0	–
Barclays Bank PLC	65,178	(65,178)	– 0	–	– 0	–	– 0	–
Citibank, NA	861,222	(267,544)	– 0	–	– 0	–	593,678
Credit Suisse International	94,127	(18,563)	– 0	–	– 0	–	75,564
Deutsche Bank AG	272	(272)	– 0	–	– 0	–	– 0	–
HSBC Bank USA	89,660	(25,528)	– 0	–	– 0	–	64,132
JPMorgan Chase Bank, NA	11,226	(11,226)	– 0	–	– 0	–	– 0	–
Morgan Stanley & Co., Inc.	106,644	(87,973)	– 0	–	– 0	–	18,671
Natwest Markets PLC	37,663	(1,600)	– 0	–	– 0	–	36,063
Standard Chartered Bank	33,801	(33,801)	– 0	–	– 0	–	– 0	–
State Street Bank & Trust Co.	158,181	(158,181)	– 0	–	– 0	–	– 0	–
UBS AG	12	– 0	–	– 0	–	– 0	–	12

Total	$1,501,075	$(712,955)	$	– 0	–	$	– 0	–	$788,120	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

2. Currency Transactions

The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct

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NOTES TO FINANCIAL STATEMENTS (continued)

investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E

Securities Lending

The Fund may enter into securities lending transactions. Under the Fund’s securities lending program, all loans of securities will be collateralized continually by cash collateral and/or non-cash collateral. Non-cash collateral will include only securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. If a loan is collateralized by cash, the Fund will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Fund in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. If the Fund receives non-cash collateral, the Fund will receive a fee from the borrower generally equal to a negotiated percentage of the market value of the loaned securities. The Fund will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Fund amounts equal to any income or other distributions from the securities. The Fund will not be able to exercise voting rights with respect to any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. The lending agent has agreed to indemnify the Fund in the case of default of any securities borrower. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent currently invests the cash collateral received in Government Money Market Portfolio, an eligible money market vehicle, in accordance with the investment restrictions of the Fund, and as approved by the Board. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. When the Fund lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. At May 31, 2019, the Fund had securities on loan with a value of $9,901,535 and had received cash collateral which has been invested into Government Money Market Portfolio of $9,837,925. In addition, the Fund, received non-cash collateral of approximately $611,599 in the form of U.S. government securities, which the Fund cannot sell or repledge, and accordingly are not reflected in the Portfolio of Investments. The collateral will be adjusted on the next business day to maintain the required collateral amount. The Fund earned net securities lending income

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NOTES TO FINANCIAL STATEMENTS (continued)

of $35,389 from Government Money Market Portfolio, inclusive of a rebate expense paid to the borrower, for the six months ended May 31, 2019; this amount is reflected in the statement of operations. In connection with the cash collateral investment by the Fund in the Government Money Market Portfolio, the Adviser has agreed to waive a portion of the Fund’s share of the advisory fees of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the six months ended May 31, 2019, such waiver amounted to $860. A principal risk of lending portfolio securities is that the borrower may fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities.

NOTE F

Shares of Beneficial Interest

Transactions in shares of beneficial interest for each class were as follows:

	Shares			Amount
	Six Months Ended May 31, 2019 (unaudited)		Year Ended November 30, 2018	Six Months Ended May 31, 2019 (unaudited)		Year Ended November 30, 2018

Class A
Shares sold	325,752		1,049,284	$3,915,420		$14,529,518

Shares issued in reinvestment of dividends	20,433		184,867	241,926		2,700,908

Shares converted from Class B	5,959		15,414	72,073		224,115

Shares converted from Class C	41,166		177,623	506,126		2,555,655

Shares redeemed	(1,354,392)		(2,646,642)	(16,486,866)		(37,156,835)

Net decrease	(961,082)		(1,219,454)	$(11,751,321)		$(17,146,639)

Class B
Shares sold	1,271		2,133	$15,139		$30,127

Shares issued in reinvestment of dividends	– 0	–	600	– 0	–	8,650

Shares converted to Class A	(6,087)		(15,684)	(72,073)		(224,115)

Shares redeemed	(1,744)		(11,874)	(21,130)		(172,338)

Net decrease	(6,560)		(24,825)	$(78,064)		$(357,676)

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NOTES TO FINANCIAL STATEMENTS (continued)

	Shares			Amount
	Six Months Ended May 31, 2019 (unaudited)		Year Ended November 30, 2018	Six Months Ended May 31, 2019 (unaudited)		Year Ended November 30, 2018

Class C
Shares sold	94,345		75,120	$1,081,150		$1,065,028

Shares issued in reinvestment of dividends	– 0	–	561	– 0	–	8,044

Shares converted to Class A	(42,212)		(181,688)	(506,126)		(2,555,655)

Shares redeemed	(192,675)		(326,583)	(2,241,075)		(4,595,280)

Net decrease	(140,542)		(432,590)	$(1,666,051)		$(6,077,863)

Advisor Class
Shares sold	276,506		490,736	$3,451,172		$7,199,826

Shares issued in reinvestment of dividends	14,969		70,310	181,126		1,050,427

Shares redeemed	(663,484)		(1,126,648)	(8,137,375)		(16,519,911)

Net decrease	(372,009)		(565,602)	$(4,505,077)		$(8,269,658)

Class R
Shares sold	100,465		202,243	$1,213,104		$2,806,420

Shares issued in reinvestment of dividends	– 0	–	17,884	– 0	–	259,323

Shares redeemed	(240,414)		(346,875)	(2,907,534)		(4,831,410)

Net decrease	(139,949)		(126,748)	$(1,694,430)		$(1,765,667)

Class K
Shares sold	77,732		179,840	$941,337		$2,596,440

Shares issued in reinvestment of dividends	1,814		16,566	21,405		241,365

Shares redeemed	(103,158)		(295,089)	(1,240,440)		(4,220,453)

Net decrease	(23,612)		(98,683)	$(277,698)		$(1,382,648)

Class I
Shares sold	60,557		679,492	$734,654		$9,741,768

Shares issued in reinvestment of dividends	2,487		15,113	29,370		220,344

Shares redeemed	(25,547)		(1,066,322)	(309,921)		(15,014,998)

Net increase (decrease)	37,497		(371,717)	$454,103		$(5,052,886)

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE G

Risks Involved in Investing in the Fund

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be more difficult to trade or dispose of due to adverse market, economic, political, regulatory or other factors.

Emerging Market Risk—Investments in emerging market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Derivatives Risk—The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected on the statement of assets and liabilities.

Leverage Risk—When the Fund borrows money or otherwise leverages its investments, its performance may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s investments. The Fund may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures or by borrowing money. The use of other types of derivative instruments by the Fund, such as options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Fund than if the Fund were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

NOTE H

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $325 million revolving credit facility (the “Facility”)

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NOTES TO FINANCIAL STATEMENTS (continued)

intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the six months ended May 31, 2019.

NOTE I

Distributions to Shareholders

The tax character of distributions to be paid for the year ending November 30, 2019 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended November 30, 2018 and November 30, 2017 were as follows:

	2018	2017
Distributions paid from:
Ordinary income	$5,008,859	$480,478

Total taxable distributions	$5,008,859	$480,478

As of November 30, 2018, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$378,053
Accumulated capital and other losses	(236,902,221	)(a)
Unrealized appreciation/(depreciation)	(7,443,568	)(b)

Total accumulated earnings/(deficit)	$(243,967,736	)(c)

(a)

As of November 30, 2018, the Fund had a net capital loss carryforward of $236,902,221. During the fiscal year, the Fund utilized $7,439,391 of capital loss carryforwards to offset current year net realized gains. The Fund also had $200,531,013 of capital loss carryforwards expire during the fiscal year.

(b)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales, the tax treatment of passive foreign investment companies (PFICs), and the recognition for tax purposes of unrealized gains/losses on certain derivatives instruments.

(c)

The differences between book-basis and tax-basis components of accumulated earnings/(deficit) are attributable primarily to the tax treatment of refunded EU foreign tax reclaims and the accrual of foreign capital gains tax.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period. These post-December 22, 2010 capital losses must be utilized prior to the earlier capital losses, which are subject to expiration. Post-December 22, 2010 capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered short-term as under previous regulation.

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NOTES TO FINANCIAL STATEMENTS (continued)

As of November 30, 2018, the Fund had a net capital loss carryforward of $236,902,221, which will expire as follows:

Short-Term Amount	Long-Term Amount	Expiration
$123,201,431	n/a	2019
40,812,555	$72,888,235	No expiration

NOTE J

Recent Accounting Pronouncements

In August 2018, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2018-13, Fair Value Measurement (Topic 820), Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement which removes, modifies and adds disclosures to Topic 820. The amendments in this ASU 2018-13 (“ASU”) apply to all entities that are required, under existing U.S. GAAP, to make disclosures about recurring or nonrecurring fair value measurements. The amendments in this ASU are effective for all entities for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management has evaluated the impact of the amendments and elected to early adopt the ASU. The adoption of this ASU did not have a material impact on the disclosure and presentation of the financial statements of the Fund.

NOTE K

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

abfunds.com	AB INTERNATIONAL VALUE FUND | 41

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class A
Six Months Ended May 31, 2019 (unaudited)	Year Ended November 30,
2018	2017	2016	2015	2014

Net asset value, beginning of period	$ 12.32	$ 14.98	$ 11.93	$ 12.67	$ 13.06	$ 13.86

Income From Investment Operations

Net investment income(a)	.13	(b)	.16	(b)	.20	(b)†	.19	(b)	.24	.38

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.82)	(2.54)	2.87	(.75)	(.23)	(.55)

Contributions from Affiliates	– 0	–	– 0	–	– 0	–	– 0	–	.00	(c)	– 0	–

Net increase (decrease) in net asset value from operations	(.69)	(2.38)	3.07	(.56)	.01	(.17)

Less: Dividends

Dividends from net investment income	(.03)	(.28)	(.02)	(.18)	(.40)	(.63)

Net asset value, end of period	$ 11.60	$ 12.32	$ 14.98	$ 11.93	$ 12.67	$ 13.06

Total Return

Total investment return based on net asset value(d)	(5.62)%	(16.20)%	25.78	%†	(4.49)%	.14	%††	(1.19)%

Ratios/Supplemental Data

Net assets, end of period (000,000’s omitted)	$99	$117	$160	$129	$168	$197

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)	1.57	%^	1.43%	1.45%	1.50%	1.41%	1.47%

Expenses, before waivers/reimbursements(e)	1.57	%^	1.43%	1.46%	1.50%	1.41%	1.47%

Net investment income	2.11	%(b)^	1.11	%(b)	1.43	%(b)†	1.61	%(b)	1.90%	2.80%

Portfolio turnover rate	27%	34%	50%	58%	71%	60%

See footnote summary on page 49.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class B
Six Months Ended May 31, 2019 (unaudited)	Year Ended November 30,
2018	2017	2016	2015	2014

Net asset value, beginning of period	$ 12.06	$ 14.63	$ 11.73	$ 12.37	$ 12.70	$ 13.46

Income From Investment Operations

Net investment income(a)	.07	(b)	.04	(b)	.08	(b)†	.09	(b)	.11	.29

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.80)	(2.48)	2.82	(.73)	(.20)	(.54)

Contributions from Affiliates	– 0	–	– 0	–	– 0	–	– 0	–	.00	(c)	– 0	–

Net increase (decrease) in net asset value from operations	(.73)	(2.44)	2.90	(.64)	(.09)	(.25)

Less: Dividends

Dividends from net investment income	– 0	–	(.13)	– 0	–	– 0	–	(.24)	(.51)

Net asset value, end of period	$ 11.33	$ 12.06	$ 14.63	$ 11.73	$ 12.37	$ 12.70

Total Return

Total investment return based on net asset value(d)	(6.05)%	(16.81)%	24.72	%†	(5.17)%	(.70	)%††	(1.86)%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$411	$516	$990	$1,179	$2,289	$7,961

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)	2.40	%^	2.23%	2.26%	2.28%	2.23%	2.18%

Expenses, before waivers/reimbursements(e)	2.40	%^	2.24%	2.27%	2.28%	2.23%	2.18%

Net investment income	1.25	%(b)^	.25	%(b)	.60	%(b)†	.80	%(b)	.87%	2.23%

Portfolio turnover rate	27%	34%	50%	58%	71%	60%

See footnote summary on page 49.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class C
Six Months Ended May 31, 2019 (unaudited)	Year Ended November 30,
2018	2017	2016	2015	2014

Net asset value, beginning of period	$ 12.02	$ 14.45	$ 11.57	$ 12.28	$ 12.67	$ 13.46

Income From Investment Operations

Net investment income(a)	.08	(b)	.05	(b)	.07	(b)†	.10	(b)	.14	.27

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.80)	(2.47)	2.81	(.74)	(.23)	(.52)

Contributions from Affiliates	– 0	–	– 0	–	– 0	–	– 0	–	.00	(c)	– 0	–

Net increase (decrease) in net asset value from operations	(.72)	(2.42)	2.88	(.64)	(.09)	(.25)

Less: Dividends

Dividends from net investment income	– 0	–	(.01)	– 0	–	(.07)	(.30)	(.54)

Net asset value, end of period	$ 11.30	$ 12.02	$ 14.45	$ 11.57	$ 12.28	$ 12.67

Total Return

Total investment return based on net asset value(d)	(5.99)%	(16.77)%	24.89	%†	(5.22)%	(.62	)%††	(1.87)%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$6,211	$8,295	$16,223	$42,198	$58,504	$70,775

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)	2.32	%^	2.18%	2.22%	2.25%	2.15%	2.17%

Expenses, before waivers/reimbursements(e)	2.32	%^	2.18%	2.23%	2.25%	2.15%	2.17%

Net investment income	1.31	%(b)^	.34	%(b)	.50	%(b)†	.84	%(b)	1.15%	2.05%

Portfolio turnover rate	27%	34%	50%	58%	71%	60%

See footnote summary on page 49.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Advisor Class
Six Months Ended May 31, 2019 (unaudited)	Year Ended November 30,
2018	2017	2016	2015	2014

Net asset value, beginning of period	$ 12.63	$ 15.33	$ 12.20	$ 12.96	$ 13.37	$ 14.17

Income From Investment Operations

Net investment income(a)	.15	(b)	.20	(b)	.23	(b)†	.22	(b)	.28	.43

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.85)	(2.59)	2.94	(.77)	(.24)	(.55)

Contributions from Affiliates	– 0	–	– 0	–	– 0	–	– 0	–	.00	(c)	– 0	–

Net increase (decrease) in net asset value from operations	(.70)	(2.39)	3.17	(.55)	.04	(.12)

Less: Dividends

Dividends from net investment income	(.06)	(.31)	(.04)	(.21)	(.45)	(.68)

Net asset value, end of period	$ 11.87	$ 12.63	$ 15.33	$ 12.20	$ 12.96	$ 13.37

Total Return

Total investment return based on net asset value(d)	(5.55)%	(15.92)%	26.08	%†	(4.26)%	.38	%††	(.85)%

Ratios/Supplemental Data

Net assets, end of period (000,000’s omitted)	$39	$46	$65	$61	$81	$92

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)	1.32	%^	1.18%	1.21%	1.25%	1.14%	1.16%

Expenses, before waivers/reimbursements(e)	1.32	%^	1.18%	1.21%	1.25%	1.14%	1.16%

Net investment income	2.40	%(b)^	1.36	%(b)	1.66	%(b)†	1.84	%(b)	2.16%	3.17%

Portfolio turnover rate	27%	34%	50%	58%	71%	60%

See footnote summary on page 49.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class R
Six Months Ended May 31, 2019 (unaudited)	Year Ended November 30,
2018	2017	2016	2015	2014

Net asset value, beginning of period	$ 12.20	$ 14.83	$ 11.82	$ 12.54	$ 12.96	$ 13.75

Income From Investment Operations

Net investment income(a)	.11	(b)	.12	(b)	.16	(b)†	.16	(b)	.20	.34

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.81)	(2.52)	2.85	(.75)	(.24)	(.52)

Contributions from Affiliates	– 0	–	– 0	–	– 0	–	– 0	–	.00	(c)	– 0	–

Net increase (decrease) in net asset value from operations	(.70)	(2.40)	3.01	(.59)	(.04)	(.18)

Less: Dividends

Dividends from net investment income	– 0	–	(.23)	– 0	–	(.13)	(.38)	(.61)

Net asset value, end of period	$ 11.50	$ 12.20	$ 14.83	$ 11.82	$ 12.54	$ 12.96

Total Return

Total investment return based on net asset value(d)	(5.74)%	(16.41)%	25.52	%†	(4.69)%	(.23	)%††	(1.35)%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$9,777	$12,079	$16,561	$15,684	$19,181	$24,286

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)	1.80	%^	1.72%	1.71%	1.71%	1.69%	1.63%

Expenses, before waivers/reimbursements(e)	1.80	%^	1.73%	1.72%	1.71%	1.69%	1.63%

Net investment income	1.85	%(b)^	.82	%(b)	1.15	%(b)†	1.38	%(b)	1.60%	2.59%

Portfolio turnover rate	27%	34%	50%	58%	71%	60%

See footnote summary on page 49.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class K
Six Months Ended May 31, 2019 (unaudited)	Year Ended November 30,
2018	2017	2016	2015	2014

Net asset value, beginning of period	$ 12.29	$ 14.93	$ 11.90	$ 12.62	$ 13.04	$ 13.86

Income From Investment Operations

Net investment income(a)	.14	(b)	.16	(b)	.20	(b)†	.20	(b)	.25	.36

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.83)	(2.52)	2.86	(.74)	(.25)	(.51)

Contributions from Affiliates	– 0	–	– 0	–	– 0	–	– 0	–	.00	(c)	– 0	–

Net increase (decrease) in net asset value from operations	(.69)	(2.36)	3.06	(.54)	– 0	–	(.15)

Less: Dividends

Dividends from net investment income	(.03)	(.28)	(.03)	(.18)	(.42)	(.67)

Net asset value, end of period	$ 11.57	$ 12.29	$ 14.93	$ 11.90	$ 12.62	$ 13.04

Total Return

Total investment return based on net asset value(d)	(5.63)%	(16.09)%	25.80	%†	(4.34)%	.07	%††	(1.06)%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$8,570	$9,390	$12,888	$10,955	$11,979	$14,257

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)	1.49	%^	1.41%	1.40%	1.40%	1.38%	1.32%

Expenses, before waivers/reimbursements(e)	1.49	%^	1.42%	1.41%	1.40%	1.38%	1.32%

Net investment income	2.28	%(b)^	1.12	%(b)	1.47	%(b)†	1.72	%(b)	1.93%	2.72%

Portfolio turnover rate	27%	34%	50%	58%	71%	60%

See footnote summary on page 49.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class I
Six Months Ended May 31, 2019 (unaudited)	Year Ended November 30,
2018	2017	2016	2015	2014

Net asset value, beginning of period	$ 12.35	$ 15.01	$ 11.94	$ 12.68	$ 13.11	$ 13.92

Income From Investment Operations

Net investment income(a)	.17	(b)	.23	(b)	.25	(b)†	.25	(b)	.31	.44

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.84)	(2.54)	2.89	(.75)	(.25)	(.54)

Contributions from Affiliates	– 0	–	– 0	–	– 0	–	– 0	–	.00	(c)	– 0	–

Net increase (decrease) in net asset value from operations	(.67)	(2.31)	3.14	(.50)	.06	(.10)

Less: Dividends

Dividends from net investment income	(.08)	(.35)	(.07)	(.24)	(.49)	(.71)

Net asset value, end of period	$ 11.60	$ 12.35	$ 15.01	$ 11.94	$ 12.68	$ 13.11

Total Return

Total investment return based on net asset value(d)	(5.40)%	(15.77)%	26.41	%†	(3.98)%	.57	%††	(.67)%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$4,456	$4,280	$10,781	$2,504	$3,598	$3,342

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)	1.06	%^	.98%	.96%	.97%	.93%	.89%

Expenses, before waivers/reimbursements(e)	1.07	%^	.99%	.97%	.97%	.93%	.89%

Net investment income	2.77	%(b)^	1.61	%(b)	1.79	%(b)†	2.07	%(b)	2.39%	3.30%

Portfolio turnover rate	27%	34%	50%	58%	71%	60%

See footnote summary on page 49.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

(a)	Based on average shares outstanding.

(b)	Net of fees and expenses waived/reimbursed by the Adviser.

(c)	Amount is less than $.005.

(d)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(e)

In connection with the Fund’s investments in affiliated underlying portfolios, the Fund incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Fund in an amount equal to the Fund’s pro rata share of certain acquired fund fees and expenses, and for the year ended November 30, 2017, such waiver amounted to .01%.

†	For the year ended November 30, 2017, the amount includes a refund for overbilling of prior years’ custody out of pocket fees as follows:

Net Investment Income Per Share	Net Investment Income Ratio	Total Return
$.002	.01%	.01%

††	Includes the impact of foreign withholding tax reclaims received, which enhanced the Fund’s performance for the year ended November 30, 2015 by .33%. See Note A.4.

^	Annualized.

See notes to financial statements.

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RESULTS OF SHAREHOLDER MEETING

(unaudited)

A Special Meeting of Shareholders of AB Trust (the “Company”)—AB International Value Fund (the “Fund”) was held on October 11, 2018, and adjourned multiple times as noted below. At the December 11, 2018 adjourned meeting, shareholders approved the election of Trustees for the Company (Proposal 1). The number of shares voted is set forth below. At the June 4, 2019 adjourned meeting, shareholders approved the proposal to approve new investment advisory agreements for the Fund (Proposal 2).

December 11, 2019:

1.	To approve and vote upon the election of Trustees for the Company, each such Trustee to serve for a term of indefinite duration and until his or her successor is duly elected and qualifies.

Trustee:	Voted For:	Authority Withheld:
Michael J. Downey	89,869,410	1,623,480
William H. Foulk, Jr.*	89,850,369	1,642,520
Nancy P. Jacklin	89,964,901	1,527,988
Robert M. Keith	89,922,019	1,570,871
Carol C. McMullen	90,003,001	1,489,888
Gary L. Moody	89,923,953	1,568,937
Marshall C. Turner, Jr.	89,885,649	1,607,241
Earl D. Weiner	89,860,624	1,632,266

June 4, 2019:

2.	To vote upon the approval of new advisory agreements for the Fund with AllianceBernstein L.P.

Voted For	Voted Against	Abstained	Broker- Non Votes
5,558,372	149,139	293,491	2,179,787

*	Mr. Foulk retired on December 31, 2018.

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BOARD OF TRUSTEES

Marshall C. Turner, Jr.(1), Chairman

Michael J. Downey(1)

Nancy P. Jacklin(1)

Robert M. Keith, President and Chief Executive Officer

Carol C. McMullen(1)

Garry L. Moody(1)

Earl D. Weiner(1)

OFFICERS

Tawhid Ali(2), Vice President Avi Lavi(2), Vice President Emilie D. Wrapp, Secretary Michael B. Reyes, Senior Analyst	Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company

State Street Corporation CCB/5

1 Iron Street

Boston, MA 02210

Principal Underwriter

AllianceBernstein Investments, Inc.
1345 Avenue of the Americas
New York, NY 10105

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

Transfer Agent

AllianceBernstein Investor
Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm

Ernst & Young LLP
5 Times Square
New York, NY 10036

1	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

2

The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the International Value Senior Investment Management Team. Messrs. Ali and Lavi are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

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Information Regarding the Review and Approval of the Fund’s Proposed New Advisory Agreements and Interim Advisory Agreement in the Context of Potential Assignments

As described in more detail in the Proxy Statement for the AB Funds dated August 20, 2018 (the “August 2018 Proxy Statement”), the Boards of the AB Funds, at a meeting held on July 31-August 2, 2018, approved new advisory agreements with the Adviser (the “Proposed Agreements”) for the AB Funds, including AB Trust in respect of AB International Value Fund (the “Fund”), in connection with the planned disposition by AXA S.A. of its remaining shares of AXA Equitable Holdings, Inc. (the indirect holder of a majority of the partnership interests in the Adviser and the indirect parent of AllianceBernstein Corporation, the general partner of the Adviser) in one or more transactions and the related potential for one or more “assignments” (within the meaning of section 2(a)(4) of the Investment Company Act) of the advisory agreements for the AB Funds, including the Fund’s Advisory Agreement, resulting in the automatic termination of such advisory agreements.

At the same meeting, the AB Boards also considered and approved interim advisory agreements with the Adviser (the “Interim Advisory Agreements”) for the AB Funds, including the Fund, to be effective only in the event that stockholder approval of a Proposed Agreement had not been obtained as of the date of one or more transactions resulting in an “assignment” of the Adviser’s advisory agreements, resulting in the automatic termination of such advisory agreements.

The shareholders of the Fund subsequently approved the Proposed Agreements at an annual meeting of shareholders called for the purpose of voting on the Proposed Agreements.

A discussion regarding the basis for the Boards’ approvals at the meeting held on July 31-August 2, 2018 is set forth below.

At a meeting of the AB Boards held on July 31-August 2, 2018, the Adviser presented its recommendation that the Boards consider and approve the Proposed Agreements. Section 15(c) of the 1940 Act provides that, after an initial period, a Fund’s Current Agreement and current sub-advisory agreement, as applicable, will remain in effect only if the Board, including a majority of the Independent Directors, annually reviews and approves them. Each of the Current Agreements had been approved by a Board within the one-year period prior to approval of its related Proposed Agreement, except that the Current Agreements for certain FlexFee funds were approved in February 2017. In connection with their approval of the Proposed Agreements, the Boards considered their conclusions in connection with their most recent approvals of the Current Agreements, in particular in cases where the last approval of a Current Agreement was relatively recent, including the Boards’ general satisfaction with the nature and quality of services being provided and, as applicable, in the case of

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certain Funds, actions taken or to be taken in an effort to improve investment performance or reduce expense ratios. The Directors also reviewed updated information provided by the Adviser in respect of each Fund. Also in connection with their approval of the Proposed Agreements, the Boards considered a representation made to them at that time by the Adviser that there were no additional developments not already disclosed to the Boards since their most recent approvals of the Current Agreements that would be a material consideration to the Boards in connection with their consideration of the Proposed Agreements, except for matters disclosed to the Boards by the Adviser. The Directors considered the fact that each Proposed Agreement would have corresponding terms and conditions identical to those of the corresponding Current Agreement with the exception of the effective date and initial term under the Proposed Agreement.

The Directors considered their knowledge of the nature and quality of the services provided by the Adviser to each Fund gained from their experience as directors or trustees of registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the Directors and its responsiveness, frankness and attention to concerns raised by the Directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the Funds. The Directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of each Fund.

The Directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the Directors evaluated, among other things, the reasonableness of the management fees of the Funds they oversee. The Directors did not identify any particular information that was all-important or controlling, and different Directors may have attributed different weights to the various factors. The Directors determined that the selection of the Adviser to manage the Funds, and the overall arrangements between the Funds and the Adviser, as provided in the Proposed Agreements, including the management fees, were fair and reasonable in light of the services performed under the Current Agreements and to be performed under the Proposed Agreements, expenses incurred and to be incurred and such other matters as the Directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the Directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The Directors considered the scope and quality of services to be provided by the Adviser under the Proposed Agreements, including the quality of

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the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Funds. They also considered the information that had been provided to them by the Adviser concerning the anticipated implementation of the Plan and the Adviser’s representation that it did not anticipate that such implementation would affect the management or structure of the Adviser, have a material adverse effect on the Adviser, or adversely affect the quality of the services provided to the Funds by the Adviser and its affiliates. The Directors noted that the Adviser from time to time reviews each Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the Directors’ consideration. They also noted the professional experience and qualifications of each Fund’s portfolio management team and other senior personnel of the Adviser. The Directors also considered that certain Proposed Agreements, similar to the corresponding Current Agreements, provide that the Funds will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Funds by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the Directors. The Directors noted that the Adviser did not request any reimbursements from certain Funds in the Fund’s latest fiscal year reviewed. The Directors noted that the methodology to be used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Funds’ former Senior Officer/Independent Compliance Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Funds’ other service providers, also was considered. The Directors of each Fund concluded that, overall, they were satisfied with the nature, extent and quality of services to be provided to the Funds under the Proposed Agreement for the Fund.

Costs of Services to be Provided and Profitability

The Directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of each Fund to the Adviser for calendar years 2016 and 2017, as applicable, that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Funds’ former Senior Officer/Independent Compliance Officer. The Directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The Directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with a Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund, as applicable. The Directors recognized that it is difficult to make comparisons of the profitability of the Proposed Agreements with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is

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affected by numerous factors. The Directors focused on the profitability of the Adviser’s relationship with each Fund before taxes and distribution expenses, as applicable. The Directors noted that certain Funds were not profitable to the Adviser in one or more periods reviewed. The Directors concluded that the Adviser’s level of profitability from its relationship with the other Funds was not unreasonable. The Directors were unable to consider historical information about the profitability of certain Funds that had recently commenced operations and for which historical profitability information was not available. The Adviser agreed to provide the Directors with profitability information in connection with future proposed continuances of the Proposed Agreements.

Fall-Out Benefits

The Directors considered the other benefits to the Adviser and its affiliates from their relationships with the Funds, including, but not limited to, as applicable, benefits relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute agency transactions for their clients) in the case of certain Funds; 12b-1 fees and sales charges received by the principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the shares of most of the Funds; brokerage commissions paid by certain Funds to brokers affiliated with the Adviser; and transfer agency fees paid by most of the Funds to a wholly owned subsidiary of the Adviser. The Directors recognized that the Adviser’s profitability would be somewhat lower, and that a Fund’s unprofitability to the Adviser would be exacerbated, without these benefits. The Directors understood that the Adviser also might derive reputational and other benefits from its association with the Funds.

Investment Results

In addition to the information reviewed by the Directors in connection with the Board meeting at which the Proposed Agreements were approved, the Directors receive detailed performance information for the Funds at each regular Board meeting during the year.

The Boards’ consideration of each Proposed Agreement was informed by their most recent approval of the related Current Agreement, and, in the case of certain Funds, their discussion with the Adviser of the reasons for those Funds’ underperformance in certain periods. The Directors also reviewed updated performance information and, in some cases, discussed with the Adviser the reasons for changes in performance or continued underperformance. On the basis of this review, the Directors concluded that each Fund’s investment performance was acceptable.

Management Fees and Other Expenses

The Directors considered the management fee rate payable by each Fund to the Adviser and information prepared by an independent service provider

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(the “15(c) provider”) concerning management fee rates payable by other funds in the same category as the Fund. The Directors recognized that it is difficult to make comparisons of management fees because there are variations in the services that are included in the fees paid by other funds. The Directors compared each Fund’s contractual management fee rate with a peer group median, and where applicable, took into account the impact on the management fee rate of the administrative expense reimbursement paid to the Adviser in the latest fiscal year. In the case of the ACS Funds, the Directors noted that the management fee rate is zero but also were cognizant that the Adviser is indirectly compensated by the wrap fee program sponsors that use the ACS Funds as an investment vehicle for their clients.

The Directors also considered the Adviser’s fee schedule for other clients pursuing a similar investment style to each Fund. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and in a report from the Funds’ Senior Analyst and noted the differences between a Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule and the schedule of fees charged by the Adviser to any offshore funds and for services to any sub-advised funds pursuing a similar investment strategy as the Fund, on the other, as applicable. The Directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the Directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The Adviser also informed the Directors that, in the case of certain Funds, there were no institutional products managed by the Adviser that have a substantially similar investment style. The Directors also discussed these matters with their independent fee consultant.

The Adviser reviewed with the Directors the significantly greater scope of the services it provides to each Fund relative to institutional, offshore fund and sub-advised fund clients, as applicable. In this regard, the Adviser noted, among other things, that, compared to institutional and offshore or sub-advisory accounts, each Fund, as applicable, (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows (in the case of open-end Funds); (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional,

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offshore fund and sub-advised fund clients as compared to the Funds, and the different risk profile, the Directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The Directors noted that many of the Funds may invest in shares of exchange-traded funds (“ETFs”), subject to the restrictions and limitations of the 1940 Act as these may be varied as a result of exemptive orders issued by the SEC. The Directors also noted that ETFs pay advisory fees pursuant to their advisory contracts. The Directors concluded, based on the Adviser’s explanation of how it uses ETFs when they are the most cost-effective way to obtain desired exposures, in some cases pending purchases of underlying securities, that each Fund’s management fee would be for services that would be in addition to, rather than duplicative of, the services provided under the advisory contracts of the ETFs.

With respect to each Fund’s management fee, the Directors considered the total expense ratio of the Fund in comparison to a peer group and peer universe selected by the 15(c) service provider. The Directors also considered the Adviser’s expense caps for certain Funds. The Directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to a Fund by others.

The Boards’ consideration of each Proposed Agreement was informed by their most recent approval of the related Current Agreement, and, in the case of certain Funds, their discussion with the Adviser of the reasons for those Funds’ expense ratios in certain periods. The Directors also reviewed updated expense ratio information and, in some cases, discussed with the Adviser the reasons for the expense ratios of certain Funds. On the basis of this review, the Directors concluded that each Fund’s expense ratio was acceptable.

The Directors did not consider comparative expense information for the ACS Funds because those Funds do not bear ordinary expenses.

Economies of Scale

The Directors noted that the management fee schedules for certain Funds do not contain breakpoints and that they had discussed their strong preference for breakpoints in advisory contracts with the Adviser. The Directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the Funds, and by the Adviser concerning certain of its views on economies of scale. The Directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Board meeting. The Directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The Directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific

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services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The Directors observed that in the mutual fund industry as a whole, as well as among funds similar to each Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The Directors also noted that the advisory agreements for many funds do not have breakpoints at all. The Directors informed the Adviser that they would monitor the asset levels of the Funds without breakpoints and their profitability to the Adviser and anticipated revisiting the question of breakpoints in the future if circumstances warrant doing so.

The Directors did not consider the extent to which fee levels in the Advisory Agreement for the ACS Funds reflect economies of scale because that Advisory Agreement does not provide for any compensation to be paid to the Adviser by the ACS Funds and the expense ratio of each of those Funds is zero.

Interim Advisory Agreements

In approving the Interim Advisory Agreements, the Boards, with the assistance of independent counsel, considered similar factors to those considered in approving the Proposed Agreements. The Interim Advisory Agreements approved by the Boards are identical to the Proposed Agreements, as well as the Current Agreements, in all material respects except for their proposed effective and termination dates and provisions intended to comply with the requirements of the relevant SEC rule, such as provisions requiring escrow of advisory fees. Under the Interim Advisory Agreements, the Adviser would continue to manage a Fund pursuant to an Interim Advisory Agreement until a new advisory agreement was approved by stockholders or until the end of the 150-day period, whichever would occur earlier. All fees earned by the Adviser under an Interim Advisory Agreement would be held in escrow pending shareholder approval of the Proposed Agreement. Upon approval of a new advisory agreement by stockholders, the escrowed management fees would be paid to the Adviser, and the Interim Advisory Agreement would terminate.

Information Regarding the Review and Approval of the Fund’s Current Advisory Agreement

The disinterested trustees (the “directors”) of AB Trust (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB International Value Fund (the “Fund”) at a meeting held on May 7-9, 2019 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are

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independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including comparative analytical data prepared by the Senior Analyst for the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements,

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to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Fund’s former Senior Officer/Independent Compliance Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2017 and 2018 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s former Senior Officer/Independent Compliance Officer. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors concluded that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund and the underlying fund advised by the Adviser in which the Fund invests, including, but not limited to, benefits relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute agency transactions for their clients); 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Fund’s shares; brokerage commissions paid by the Fund to brokers affiliated with the Adviser; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

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Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an independent service provider (the “15(c) service provider”), showing the performance of the Class A Shares of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing performance of the Class A Shares against a broad-based securities market index, in each case for the 1-, 3-, 5- and 10-year periods ended February 28, 2019 and (in the case of comparisons with the broad-based securities market index) for the period from inception. Based on their review and their discussion with the Adviser of the reasons for the Fund’s underperformance in the periods reviewed, the directors concluded that the Fund’s investment performance was acceptable. The directors determined to continue to monitor the Fund’s performance closely.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate payable by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates payable by other funds in the same category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors compared the Fund’s contractual effective advisory fee rate with a peer group median and took into account the impact on the advisory fee rate of the administrative expense reimbursement paid to the Adviser in the latest fiscal year.

The directors also considered the Adviser’s fee schedule for other clients pursuing an investment strategy similar to the Fund’s. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and in a report from the Fund’s Senior Analyst and noted the differences between the Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule and the schedule of fees charged by the Adviser to any offshore funds and for services to any sub-advised funds pursuing an investment strategy similar to the Fund’s, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors previously discussed these matters with an independent fee consultant. The directors also compared the advisory fee rate for the Fund with those for two other funds advised by the Adviser with a similar investment strategy.

abfunds.com	AB INTERNATIONAL VALUE FUND | 61

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional, offshore fund and sub-advised fund clients. In this regard, the Adviser noted, among other things, that, compared to institutional and offshore or sub-advisory accounts, the Fund (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows; (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional, offshore fund and sub-advised fund clients as compared to the Fund, and the different risk profile, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

In connection with their review of the Fund’s advisory fee, the directors also considered the total expense ratio of the Class A shares of the Fund in comparison to a peer group and a peer universe selected by the 15(c) service provider. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. The directors noted that the Fund’s expense ratio was above the medians. After reviewing and discussing the Adviser’s explanations of the reasons for this, the directors requested that the Adviser waive its fees or reimburse the Fund’s expenses so that its total expense ratio would be limited to 125 basis points (the same as the current median expense ratio of the expense universe for the Fund), commencing on the July 1, 2019 continuance date for the Advisory Agreement, and the Adviser agreed to do so.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and presentations from time to time by the Adviser concerning certain of its views on economies of scale. The directors also previously

62 | AB INTERNATIONAL VALUE FUND	abfunds.com

discussed economies of scale with an independent fee consultant. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s shareholders would benefit from a sharing of economies of scale in the event the Fund’s net assets exceed a breakpoint in the future.

abfunds.com	AB INTERNATIONAL VALUE FUND | 63

This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

US EQUITY

US CORE

Core Opportunities Fund

FlexFee™ US Thematic Portfolio

Select US Equity Portfolio

US GROWTH

Concentrated Growth Fund

Discovery Growth Fund

FlexFee™ Large Cap Growth Portfolio

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

US VALUE

Discovery Value Fund

Equity Income Fund

Relative Value Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

INTERNATIONAL/ GLOBAL CORE

FlexFee™ International Strategic Core Portfolio

Global Core Equity Portfolio

International Portfolio

International Strategic Core Portfolio

Sustainable Global Thematic Fund

Tax-Managed International Portfolio

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

INTERNATIONAL/ GLOBAL GROWTH

Concentrated International Growth Portfolio

FlexFee™ Emerging Markets Growth Portfolio

INTERNATIONAL/ GLOBAL EQUITY (continued)

Sustainable International Thematic Fund

INTERNATIONAL/ GLOBAL VALUE

All China Equity Portfolio

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

TAXABLE

Bond Inflation Strategy

FlexFee™ High Yield Portfolio

FlexFee™ International Bond Portfolio

Global Bond Fund

High Income Fund

Income Fund

Intermediate Duration Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

Total Return Bond Portfolio1

ALTERNATIVES

All Market Real Return Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

Unconstrained Bond Fund

MULTI-ASSET

All Market Income Portfolio

All Market Total Return Portfolio

Conservative Wealth Strategy

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Tax-Managed All Market Income Portfolio

TARGET-DATE

Multi-Manager Select Retirement Allocation Fund

Multi-Manager Select 2010 Fund

Multi-Manager Select 2015 Fund

Multi-Manager Select 2020 Fund

Multi-Manager Select 2025 Fund

Multi-Manager Select 2030 Fund

Multi-Manager Select 2035 Fund

Multi-Manager Select 2040 Fund

Multi-Manager Select 2045 Fund

Multi-Manager Select 2050 Fund

Multi-Manager Select 2055 Fund

Multi-Manager Select 2060 Fund

CLOSED-END FUNDS

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Government Money Market Portfolio, which serves as the money market fund exchange vehicle for the AB mutual funds. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

1	Prior to July 12, 2019, Total Return Bond Portfolio was named Intermediate Bond Portfolio.

64 | AB INTERNATIONAL VALUE FUND	abfunds.com

NOTES

abfunds.com	AB INTERNATIONAL VALUE FUND | 65

NOTES

66 | AB INTERNATIONAL VALUE FUND	abfunds.com

NOTES

abfunds.com	AB INTERNATIONAL VALUE FUND | 67

NOTES

68 | AB INTERNATIONAL VALUE FUND	abfunds.com

AB INTERNATIONAL VALUE FUND

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

IV-0152-0519

MAY    05.31.19

SEMI-ANNUAL REPORT

AB VALUE FUND

Beginning January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling the Fund at (800) 221 5672.

You may elect to receive all future reports in paper form free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call the Fund at (800) 221 5672. Your election to receive reports in paper form will apply to all funds held in your account with your financial intermediary or, if you invest directly, to all AB Mutual Funds you hold.

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-PORT may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC 0330. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE PRESIDENT

Dear Shareholder,

We are pleased to provide this report for AB Value Fund (the “Fund”). Please review the discussion of Fund performance, the market conditions during the reporting period and the Fund’s investment strategy.

As always, AB strives to keep clients ahead of what’s next by:

+	Transforming uncommon insights into uncommon knowledge with a global research scope

+	Navigating markets with seasoned investment experience and sophisticated solutions

+	Providing thoughtful investment insights and actionable ideas

Whether you’re an individual investor or a multi-billion-dollar institution, we put knowledge and experience to work for you.

AB’s global research organization connects and collaborates across platforms and teams to deliver impactful insights and innovative products. Better insights lead to better opportunities—anywhere in the world.

For additional information about AB’s range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in the AB Mutual Funds.

Sincerely,

Robert M. Keith

President and Chief Executive Officer, AB Mutual Funds

abfunds.com	AB VALUE FUND | 1

SEMI-ANNUAL REPORT

July 15, 2019

This report provides management’s discussion of fund performance for AB Value Fund for the semi-annual reporting period ended May 31, 2019.

The Fund’s investment objective is long-term growth of capital.

NAV RETURNS AS OF MAY 31, 2019 (unaudited)

	6 Months	12 Months

AB VALUE FUND[1]

Class A Shares	-6.69%	-7.71%

Class B Shares[2]	-6.67%	-7.74%

Class C Shares	-7.06%	-8.44%

Advisor Class Shares[3]	-6.54%	-7.50%

Class R Shares[3]	-6.86%	-8.13%

Class K Shares[3]	-6.71%	-7.81%

Class I Shares[3]	-6.57%	-7.42%

Russell 1000 Value Index	-1.96%	1.45%

1

Includes the impact of proceeds received and credited to the Fund resulting from class-action settlements, which enhanced the performance of all share classes of the Fund for the six- and 12-month periods ended May 31, 2019, by 0.01% and 0.04%, respectively.

2	Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. Please see Note A for more information.

3

Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

INVESTMENT RESULTS

The table above shows the Fund’s performance compared to its benchmark, the Russell 1000 Value Index, for the six- and 12-month periods ended May 31, 2019.

All share classes of the Fund underperformed the benchmark for both periods, before sales charges. During the six-month period, security selection in consumer discretionary and health care detracted from performance, relative to the benchmark. An underweight to the industrials sector also detracted. Security selection in communication services and real estate, as well as an overweight to technology, contributed.

During the 12-month period, security selection in consumer discretionary, along with security selection and an underweight to the health care sector, detracted. Security selection in communication services and real estate, as well as an overweight to communication services, contributed.

The Fund did not utilize derivatives during the six- or 12-month periods.

2 | AB VALUE FUND	abfunds.com

MARKET REVIEW AND INVESTMENT STRATEGY

US equities performance was mixed during the six-month period ended May 31, 2019. Stocks declined in December as tighter monetary policy, concerns about growth in China and trade tensions weighed on investor sentiment. However, equities rebounded after a dovish pivot from the US Federal Reserve, Chinese policy stimulus and a Brexit deadline extension. In May, deteriorating trade negotiations between the US and China, as well as new trade tensions between the US and Mexico, sent stocks lower. In the US, growth stocks outperformed value stocks, and large-cap names outperformed their small-cap peers.

The Fund’s Senior Investment Management Team (the “Team”) continues to focus on attractively valued opportunities, targeting a diversified range of companies. The Team utilizes a disciplined value process to determine when a company’s stock price doesn’t reflect its long-term ability to generate earnings, and selects those value stocks to build a diversified portfolio.

INVESTMENT POLICIES

The Fund invests primarily in a diversified portfolio of equity securities of US companies with relatively large market capitalizations that the Adviser believes are undervalued. The Fund invests in companies that are determined by the Adviser to be undervalued using the fundamental value approach of the Adviser. The fundamental value approach seeks to identify a universe of securities that are considered to be undervalued because they are attractively priced relative to their future earnings power and dividend-paying capability. In selecting securities for the Fund’s portfolio, the Adviser uses its fundamental and quantitative research to identify companies whose long-term earnings power and dividend-paying capability are not reflected in the current market price of their securities.

The Fund may enter into derivatives transactions, such as options, futures contracts, forwards and swaps. The Fund may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indices, futures contracts (including futures contracts on individual securities and stock indices) or shares of exchange-traded funds (“ETFs”). These transactions may be used, for example, in an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Fund’s portfolio from a decline in value, sometimes within certain ranges. The Fund may, at times, invest in shares of ETFs in lieu of making direct investments in equity securities. ETFs may provide more efficient and economical exposure to the type of companies and geographic locations in which the Fund seeks to invest than direct investments.

abfunds.com	AB VALUE FUND | 3

DISCLOSURES AND RISKS

Benchmark Disclosure

The Russell 1000® Value Index is unmanaged and does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Russell 1000 Value Index represents the performance of large-cap value companies within the US. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s investments will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing, such as the Fund’s value approach, may be underperforming the market generally.

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be more difficult to trade or dispose of due to adverse market, economic, political, regulatory or other factors.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Derivatives Risk: Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Fund. Derivatives may also be subject to counterparty risk to a greater degree than more traditional investments.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abfunds.com.

4 | AB VALUE FUND	abfunds.com

DISCLOSURES AND RISKS (continued)

All fees and expenses related to the operation of the Fund have been deducted. Net asset value (“NAV”) returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (4% year 1, 3% year 2, 2% year 3, 1% year 4) and a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

abfunds.com	AB VALUE FUND | 5

HISTORICAL PERFORMANCE

AVERAGE ANNUAL RETURNS AS OF MAY 31, 2019 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)

CLASS A SHARES

1 Year	-7.71%	-11.63%

5 Years	1.93%	1.05%

10 Years	8.73%	8.26%

CLASS B SHARES

1 Year	-7.74%	-11.28%

5 Years	1.88%	1.88%

10 Years[1]	8.68%	8.68%

CLASS C SHARES

1 Year	-8.44%	-9.32%

5 Years	1.19%	1.19%

10 Years	7.94%	7.94%

ADVISOR CLASS SHARES[2]

1 Year	-7.50%	-7.50%

5 Years	2.20%	2.20%

10 Years	9.03%	9.03%

CLASS R SHARES[2]

1 Year	-8.13%	-8.13%

5 Years	1.51%	1.51%

10 Years	8.31%	8.31%

CLASS K SHARES[2]

1 Year	-7.81%	-7.81%

5 Years	1.82%	1.82%

10 Years	8.65%	8.65%

CLASS I SHARES[2]

1 Year	-7.42%	-7.42%

5 Years	2.25%	2.25%

10 Years	9.11%	9.11%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratios as 0.97%, 1.76%, 1.73%, 0.72%, 1.42%, 1.11% and 0.68% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

1	Assumes conversion of Class B shares into Class A shares after eight years.

2

These share classes are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans, and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

6 | AB VALUE FUND	abfunds.com

HISTORICAL PERFORMANCE (continued)

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

JUNE 30, 2019 (unaudited)

SEC Returns (reflects applicable sales charges)

CLASS A SHARES

1 Year	-6.78%

5 Years	1.76%

10 Years	9.08%

CLASS B SHARES

1 Year	-6.53%

5 Years	2.58%

10 Years[1]	9.48%

CLASS C SHARES

1 Year	-4.33%

5 Years	1.89%

10 Years	8.74%

ADVISOR CLASS SHARES[2]

1 Year	-2.39%

5 Years	2.93%

10 Years	9.85%

CLASS R SHARES[2]

1 Year	-3.15%

5 Years	2.21%

10 Years	9.13%

CLASS K SHARES[2]

1 Year	-2.83%

5 Years	2.53%

10 Years	9.46%

CLASS I SHARES[2]

1 Year	-2.39%

5 Years	2.97%

10 Years	9.91%

1	Assumes conversion of Class B shares into Class A shares after eight years.

2

Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans, and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

abfunds.com	AB VALUE FUND | 7

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8 | AB VALUE FUND	abfunds.com

EXPENSE EXAMPLE (continued)

	Beginning Account Value December 1, 2018	Ending Account Value May 31, 2019	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$933.10	$4.72	0.98%
Hypothetical**	$1,000	$1,020.04	$4.94	0.98%
Class B
Actual	$1,000	$933.30	$5.21	1.08%
Hypothetical**	$1,000	$1,019.55	$5.44	1.08%
Class C
Actual	$1,000	$929.40	$8.37	1.74%
Hypothetical**	$1,000	$1,016.26	$8.75	1.74%
Advisor Class
Actual	$1,000	$934.60	$3.52	0.73%
Hypothetical**	$1,000	$1,021.29	$3.68	0.73%
Class R
Actual	$1,000	$931.40	$6.89	1.43%
Hypothetical**	$1,000	$1,017.80	$7.19	1.43%
Class K
Actual	$1,000	$932.90	$5.40	1.12%
Hypothetical**	$1,000	$1,019.35	$5.64	1.12%
Class I
Actual	$1,000	$934.30	$3.33	0.69%
Hypothetical**	$1,000	$1,021.49	$3.48	0.69%

*	Expenses are equal to the classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

abfunds.com	AB VALUE FUND | 9

PORTFOLIO SUMMARY

May 31, 2019 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $351.8

TEN LARGEST HOLDINGS2

Company	U.S. $ Value	Percent of Net Assets

Oracle Corp.	$19,372,918	5.5%

Comcast Corp. – Class A	17,630,041	5.0

Wells Fargo & Co.	16,683,786	4.7

Bank of America Corp.	15,405,629	4.4

Pfizer, Inc.	12,546,887	3.6

PepsiCo, Inc.	12,395,904	3.5

Raytheon Co.	10,746,059	3.1

American Electric Power Co., Inc.	10,359,805	2.9

Synchrony Financial	10,344,891	2.9

EOG Resources, Inc.	10,099,980	2.9

	$135,585,900	38.5%

1	All data are as of May 31, 2019. The Fund’s sector breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time.

2	Long-term investments.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Fund’s prospectus.

10 | AB VALUE FUND	abfunds.com

PORTFOLIO OF INVESTMENTS

May 31, 2019 (unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS – 97.9%
Financials – 22.7%
Banks – 11.7%
Bank of America Corp.	579,159	$15,405,629
Comerica, Inc.	51,282	3,529,227
Wells Fargo & Co.	376,015	16,683,786
Zions Bancorp NA	128,855	5,549,785

		41,168,427

Consumer Finance – 4.9%
Capital One Financial Corp.	49,991	4,292,727
OneMain Holdings, Inc.	95,015	2,838,098
Synchrony Financial	307,609	10,344,891

		17,475,716

Insurance – 6.1%
Everest Re Group Ltd.	25,900	6,414,394
Fidelity National Financial, Inc.	215,392	8,303,362
Reinsurance Group of America, Inc. – Class A	45,287	6,705,193

		21,422,949

		80,067,092

Health Care – 13.0%
Biotechnology – 1.9%
Gilead Sciences, Inc.	105,408	6,561,648

Health Care Providers & Services – 2.2%
UnitedHealth Group, Inc.	31,527	7,623,229

Pharmaceuticals – 8.9%
Novo Nordisk A/S (Sponsored ADR)	181,972	8,589,078
Pfizer, Inc.	302,189	12,546,887
Roche Holding AG (Sponsored ADR)	249,582	8,206,256
Teva Pharmaceutical Industries Ltd. (Sponsored ADR)(a)	243,381	2,105,246

		31,447,467

		45,632,344

Information Technology – 11.9%
Communications Equipment – 4.0%
Juniper Networks, Inc.	295,074	7,261,771
Nokia Oyj (Sponsored ADR) – Class A(b)	1,382,970	6,983,999

		14,245,770

Software – 5.5%
Oracle Corp.	382,864	19,372,918

Technology Hardware, Storage & Peripherals – 2.4%
NCR Corp.(a)	85,548	2,617,769
Western Digital Corp.	153,042	5,696,223

		8,313,992

		41,932,680

abfunds.com	AB VALUE FUND | 11

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Communication Services – 9.7%
Media – 7.3%
Charter Communications, Inc. – Class A(a)	21,116	$7,956,509
Comcast Corp. – Class A	430,001	17,630,041

		25,586,550

Wireless Telecommunication Services – 2.4%
T-Mobile US, Inc.(a)	117,236	8,609,812

		34,196,362

Energy – 8.7%
Energy Equipment & Services – 1.1%
Dril-Quip, Inc.(a)	35,539	1,465,984
RPC, Inc.(b)	299,160	2,225,750

		3,691,734

Oil, Gas & Consumable Fuels – 7.6%
Cimarex Energy Co.	41,222	2,357,486
Devon Energy Corp.	151,642	3,815,313
EOG Resources, Inc.	123,351	10,099,980
Hess Corp.(b)	93,878	5,244,025
Marathon Petroleum Corp.	117,007	5,381,152

		26,897,956

		30,589,690

Consumer Staples – 8.1%
Beverages – 3.5%
PepsiCo, Inc.	96,843	12,395,904

Food & Staples Retailing – 1.5%
US Foods Holding Corp.(a)	152,377	5,266,149

Tobacco – 3.1%
British American Tobacco PLC (Sponsored ADR)	81,369	2,821,063
Philip Morris International, Inc.	106,091	8,182,799

		11,003,862

		28,665,915

Utilities – 6.3%
Electric Utilities – 4.5%
American Electric Power Co., Inc.	120,295	10,359,805
NextEra Energy, Inc.	27,820	5,514,202

		15,874,007

Multi-Utilities – 1.8%
NiSource, Inc.	223,841	6,233,972

		22,107,979

12 | AB VALUE FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Consumer Discretionary – 6.0%
Auto Components – 2.3%
Lear Corp.	20,709	$2,464,992
Magna International, Inc. – Class A (United States)	130,676	5,611,228

		8,076,220

Specialty Retail – 2.4%
Gap, Inc. (The)(b)	247,820	4,629,278
Michaels Cos., Inc. (The)(a)(b)	221,218	2,015,296
Signet Jewelers Ltd.(b)	85,725	1,616,773

		8,261,347

Textiles, Apparel & Luxury Goods – 1.3%
Capri Holdings Ltd.(a)	63,252	2,054,425
Skechers U.S.A., Inc. – Class A(a)	94,026	2,626,146

		4,680,571

		21,018,138

Industrials – 5.4%
Aerospace & Defense – 3.1%
Raytheon Co.	61,582	10,746,059

Airlines – 2.3%
Alaska Air Group, Inc.	76,733	4,465,860
JetBlue Airways Corp.(a)	214,321	3,692,751

		8,158,611

		18,904,670

Real Estate – 4.7%
Equity Real Estate Investment Trusts (REITs) – 4.7%
CubeSmart	91,776	3,094,687
Mid-America Apartment Communities, Inc.	68,297	7,798,152
Sun Communities, Inc.	43,590	5,504,109

		16,396,948

Materials – 1.4%
Chemicals – 0.8%
Westlake Chemical Corp.(b)	49,103	2,813,111

Metals & Mining – 0.6%
Alcoa Corp.(a)	100,613	2,131,989

		4,945,100

Total Common Stocks (cost $336,474,650)		344,456,918

abfunds.com	AB VALUE FUND | 13

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

SHORT-TERM INVESTMENTS – 1.7%
Investment Companies – 1.7%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 2.34%(c)(d)(e) (cost $6,034,992)	6,034,992	$6,034,992

Total Investments Before Security Lending Collateral for Securities Loaned – 99.6% (cost $342,509,642)		350,491,910

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED – 0.7%
Investment Companies – 0.7%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 2.34%(c)(d)(e) (cost $2,482,530)	2,482,530	2,482,530

Total Investments – 100.3% (cost $344,992,172)		352,974,440
Other assets less liabilities – (0.3)%		(1,193,822)

Net Assets – 100.0%		$351,780,618

(a)	Non-income producing security.

(b)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(c)	Affiliated investments.

(d)	The rate shown represents the 7-day yield as of period end.

(e)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

Glossary:

ADR – American Depositary Receipt

See notes to financial statements.

14 | AB VALUE FUND	abfunds.com

STATEMENT OF ASSETS & LIABILITIES

May 31, 2019 (unaudited)

Assets
Investments in securities, at value
Unaffiliated issuers (cost $336,474,650)	$344,456,918	(a)
Affiliated issuers (cost $8,517,522—including investment of cash collateral for securities loaned of $2,482,530)	8,517,522
Unaffiliated dividends receivable	762,349
Receivable for investment securities sold	676,274
Receivable for shares of beneficial interest sold	614,030
Affiliated dividends receivable	7,503
Other assets	42,600

Total assets	355,077,196

Liabilities
Payable for collateral received on securities loaned	2,482,530
Payable for shares of beneficial interest redeemed	537,172
Advisory fee payable	183,946
Administrative fee payable	27,488
Distribution fee payable	14,797
Trustees’ fees payable	6,880
Transfer Agent fee payable	6,096
Accrued expenses	37,669

Total liabilities	3,296,578

Net Assets	$351,780,618

Composition of Net Assets
Paid-in capital	$335,804,733
Distributable earnings	15,975,885

	$351,780,618

Net Asset Value Per Share—unlimited shares authorized, without par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$43,724,834	3,188,705	$13.71	*

B	$482,736	35,010	$13.79

C	$2,211,377	160,897	$13.74

Advisor	$295,695,561	21,544,839	$13.72

R	$514,578	37,831	$13.60

K	$7,666,006	569,594	$13.46

I	$1,485,526	109,201	$13.60

(a)	Includes securities on loan with a value of $16,960,599 (see Note E).

*	The maximum offering price per share for Class A shares was $14.32 which reflects a sales charge of 4.25%.

See notes to financial statements.

abfunds.com	AB VALUE FUND | 15

STATEMENT OF OPERATIONS

Six Months Ended May 31, 2019 (unaudited)

Investment Income
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $84,257)	$4,213,300
Affiliated issuers	90,682	$4,303,982

Expenses
Advisory fee (see Note B)	1,022,500
Distribution fee—Class A	59,224
Distribution fee—Class B	2,713
Distribution fee—Class C	12,355
Distribution fee—Class R	1,885
Distribution fee—Class K	10,050
Transfer agency—Class A	13,132
Transfer agency—Class B	285
Transfer agency—Class C	815
Transfer agency—Advisor Class	86,173
Transfer agency—Class R	980
Transfer agency—Class K	8,040
Transfer agency—Class I	148
Custodian	54,725
Registration fees	49,024
Administrative	34,450
Audit and tax	25,171
Printing	23,016
Legal	20,530
Trustees’ fees	12,443
Miscellaneous	11,799

Total expenses	1,449,458
Less: expenses waived and reimbursed by the Adviser (see Notes B & E)	(3,201)
Less: expenses waived by the Distributor (see Note C)	(1,899)

Net expenses		1,444,358

Net investment income		2,859,624

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain on investment transactions		6,115,078
Net change in unrealized appreciation/depreciation of investments		(33,162,699)

Net loss on investment transactions		(27,047,621)

Net Decrease in Net Assets from Operations		$(24,187,997)

See notes to financial statements.

16 | AB VALUE FUND	abfunds.com

STATEMENT OF CHANGES IN NET ASSETS

Six Months Ended May 31, 2019 (unaudited)	Year Ended November 30, 2018
Increase (Decrease) in Net Assets from Operations
Net investment income	$2,859,624	$4,428,832
Net realized gain on investment transactions	6,115,078	12,078,650
Net change in unrealized appreciation/depreciation of investments	(33,162,699)	(25,436,852)

Net decrease in net assets from operations	(24,187,997)	(8,929,370)
Distributions to Shareholders
Class A	(2,133,788)	(591,729)
Class B	(23,746)	(7,286)
Class C	(84,904)	– 0	–
Advisor Class	(13,862,492)	(4,214,926)
Class R	(31,746)	(6,683)
Class K	(341,049)	(90,350)
Class I	(66,275)	(38,565)
Transactions in Shares of Beneficial Interest
Net increase (decrease)	14,322,117	(27,960,432)

Total decrease	(26,409,880)	(41,839,341)
Net Assets
Beginning of period	378,190,498	420,029,839

End of period	$351,780,618	$378,190,498

See notes to financial statements.

abfunds.com	AB VALUE FUND | 17

NOTES TO FINANCIAL STATEMENTS

May 31, 2019 (unaudited)

NOTE A

Significant Accounting Policies

AB Trust (the “Trust”) was organized as a Massachusetts business trust on December 12, 2000 and is registered under the Investment Company Act of 1940 as a diversified, open end management investment company. The Trust operates as a series company currently comprised of three funds. Each fund is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AB Value Fund (the “Fund”), a diversified fund. The Fund offers Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to 0% depending on the period of time the shares are held. Effective January 31, 2009, sales of Class B shares of the Fund to new investors were suspended. Class B shares will only be issued (i) upon the exchange of Class B shares from another AB mutual fund, (ii) for purposes of dividend reinvestment, (iii) through the Fund’s Automatic Investment Program (the “Program”) for accounts that established the Program prior to January 31, 2009, and (iv) for purchases of additional shares by Class B shareholders as of January 31, 2009. The ability to establish a new Program for accounts containing Class B shares was suspended as of January 31, 2009. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase, and 0% after the first year of purchase. Class C shares will automatically convert to Class A shares ten years after the end of the calendar month of purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class and Class I shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All seven classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

18 | AB VALUE FUND	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Trust’s Board of Trustees (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties.

abfunds.com	AB VALUE FUND | 19

NOTES TO FINANCIAL STATEMENTS (continued)

Open end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

20 | AB VALUE FUND	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of May 31, 2019:

Investments in Securities:	Level 1		Level 2			Level 3			Total
Assets:
Common Stocks(a)	$344,456,918		$	– 0	–	$	– 0	–	$344,456,918
Short-Term Investments	6,034,992			– 0	–		– 0	–	6,034,992
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund	2,482,530			– 0	–		– 0	–	2,482,530

Total Investments in Securities	352,974,440			– 0	–		– 0	–	352,974,440
Other Financial Instruments(b)	– 0	–		– 0	–		– 0	–	– 0	–

Total	$352,974,440		$	– 0	–	$	– 0	–	$352,974,440

(a)	See Portfolio of Investments for sector classifications.

(b)

Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends,

abfunds.com	AB VALUE FUND | 21

NOTES TO FINANCIAL STATEMENTS (continued)

interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Trust are charged proportionately to each fund or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are

22 | AB VALUE FUND	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .55% of the first $2.5 billion, .45% of the next $2.5 billion and .40% in excess of $5 billion, of the Fund’s average daily net assets. The fee is accrued daily and paid monthly.

During 2017, AXA S.A. (“AXA”), a French holding company for the AXA Group, a worldwide leader in life, property and casualty and health insurance and asset management, announced its intention to pursue the sale of a minority stake in its subsidiary, AXA Equitable Holdings, Inc. (“AXA Equitable”), the holding company for a diversified financial services organization, through an initial public offering (“IPO”). AXA Equitable is the holding company for a diverse group of financial services companies, including an approximately 65.2% economic interest in the Adviser and a 100% interest in AllianceBernstein Corporation, the general partner of the Adviser. In March 2018, AXA announced its intention to sell its entire interest in AXA Equitable over time, subject to market conditions and other factors (the “Plan”). During the second quarter of 2018, AXA Equitable completed the IPO. Additional secondary offerings of AXA Equitable shares were completed in the Fourth Quarter of 2018 and the First and the Second Quarters of 2019, and AXA Equitable also repurchased shares from AXA in connection with each of these secondary offerings pursuant to agreements with AXA. Following the IPO and subsequent transactions, including secondary offerings and share repurchases, AXA owns approximately 40.1% of the outstanding shares of common stock of AXA Equitable. Contemporaneously with the IPO, AXA sold $862.5 million aggregate principal amount of its 7.25% mandatorily exchangeable notes (the “MxB Notes”) due May 15, 2021 and exchangeable into up to 43,125,000 shares of common stock (or approximately 7% of the outstanding shares of common stock of AXA Equitable). AXA retains ownership (including voting rights) of such shares of common stock until the MxB Notes are exchanged, which may be on a date that is earlier than the maturity date at AXA’s option upon the occurrence of certain events.

It is anticipated that one or more of the transactions contemplated by the Plan may ultimately result in the indirect transfer of a “controlling block” of voting securities of the Adviser (a “Change of Control Event”) and therefore may be deemed an “assignment” causing a termination of each Fund’s

abfunds.com	AB VALUE FUND | 23

NOTES TO FINANCIAL STATEMENTS (continued)

current investment advisory agreement. In order to ensure that the existing investment advisory services could continue uninterrupted, at meetings held in late July through early August 2018, the Boards of Directors/Trustees (each a “Board” and collectively, the “Boards”) approved new investment advisory agreements with the Adviser, in connection with the Plan. The Boards also agreed to call and hold a joint meeting of shareholders on October 11, 2018, for shareholders of each Fund to (1) approve the new investment advisory agreement with the Adviser that would be effective after the first Change of Control Event and (2) approve any future advisory agreement approved by the Board and that has terms not materially different from the current agreement, in the event there are subsequent Change of Control Events arising from completion of the Plan that terminate the advisory agreement after the first Change of Control Event. Approval of a future advisory agreement means that shareholders may not have another opportunity to vote on a new agreement with the Adviser even upon a change of control, as long as no single person or group of persons acting together gains “control” (as defined in the 1940 Act) of AXA Equitable.

At the December 11, 2018 adjourned shareholder meeting, shareholders approved the new and future investment advisory agreements.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the six months ended May 31, 2019, the reimbursement for such services amounted to $34,450.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $62,805 for the six months ended May 31, 2019.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $428 from the sale of Class A shares and received $68, $199 and $60 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the six months ended May 31, 2019.

The Fund may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual

24 | AB VALUE FUND	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

advisory fee rate of .20% of the portfolio’s average daily net assets and bears its own expenses. Effective August 1, 2018, the Adviser has contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .10%) until August 31, 2020. In connection with the investment by the Fund in Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Fund in an amount equal to the Fund’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the six months ended May 31, 2019, such waiver amounted to $2,841.

A summary of the Fund’s transactions in AB mutual funds for the six months ended May 31, 2019 is as follows:

Fund	Market Value 11/30/18 (000)		Purchases at Cost (000)	Sales Proceeds (000)	Market Value 5/31/19 (000)	Dividend Income (000)
Government Money Market Portfolio	$4,974		$53,468	$52,407	$6,035	$67
Government Money Market Portfolio*	– 0	–	43,661	41,178	2,483	24

Total					$8,518	$91

*	Investments of cash collateral for securities lending transactions (see Note E).

Brokerage commissions paid on investment transactions for the six months ended May 31, 2019 amounted to $30,977, of which $0 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to both Class B and Class C shares, .50% of the Fund’s average daily net assets attributable to Class R shares and .25% of the Fund’s average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Advisor Class and Class I shares. As of November 1, 2005, with respect to Class B shares, payments to the Distributor are voluntarily being limited to .30% of the average daily net assets

abfunds.com	AB VALUE FUND | 25

NOTES TO FINANCIAL STATEMENTS (continued)

attributable to Class B shares. For the six months ended May 31, 2019, such waiver amounted to $1,899. Effective February 29, 2016, payments under the Agreement in respect of Class A shares are limited to an annual rate of .25% of Class A shares’ average daily net assets. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $514,371, $973,050, $145,799 and $83,772 for Class B, Class C, Class R and Class K shares, respectively. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended May 31, 2019 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$72,022,609		$70,957,233
U.S. government securities	– 0	–	– 0	–

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

Gross unrealized appreciation	$40,652,914
Gross unrealized depreciation	(32,670,646)

Net unrealized appreciation	$7,982,268

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The Fund did not engage in derivatives transactions for the six months ended May 31, 2019.

26 | AB VALUE FUND	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

2. Currency Transactions

The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E

Securities Lending

The Fund may enter into securities lending transactions. Under the Fund’s securities lending program, all loans of securities will be collateralized continually by cash collateral and/or non-cash collateral. Non-cash collateral will include only securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. If a loan is collateralized by cash, the Fund will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Fund in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. If the Fund receives non-cash collateral, the Fund will receive a fee from the borrower generally equal to a negotiated percentage of the market value of the loaned securities. The Fund will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Fund amounts equal to any income or other distributions from the securities. The Fund will not be able to exercise voting rights with respect to any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. The lending agent has agreed to indemnify the Fund in the case of default of any securities borrower. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent currently invests the cash collateral received in Government Money Market Portfolio, an eligible money market vehicle, in accordance with the investment restrictions of the Fund, and as approved by the Board. The collateral received on securities loaned is recorded as an

abfunds.com	AB VALUE FUND | 27

NOTES TO FINANCIAL STATEMENTS (continued)

asset as well as a corresponding liability in the statement of assets and liabilities. When the Fund lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. At May 31, 2019, the Fund had securities on loan with a value of $16,960,599 and had received cash collateral which has been invested into Government Money Market Portfolio of $2,482,530. In addition, the Fund, received non-cash collateral of approximately $15,636,517 in the form of U.S. government securities, which the Fund cannot sell or repledge, and accordingly are not reflected in the Portfolio of Investments. The collateral will be adjusted on the next business day to maintain the required collateral amount. The Fund earned net securities lending income of $23,998 from Government Money Market Portfolio, inclusive of a rebate expense paid to the borrower, for the six months ended May 31, 2019; this amount is reflected in the statement of operations. In connection with the cash collateral investment by the Fund in the Government Money Market Portfolio, the Adviser has agreed to waive a portion of the Fund’s share of the advisory fees of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the six months ended May 31, 2019, such waiver amounted to $360. A principal risk of lending portfolio securities is that the borrower may fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities.

NOTE F

Shares of Beneficial Interest

Transactions in shares of beneficial interest for each class were as follows:

	Shares		Amount
	Six Months Ended May 31, 2019 (unaudited)	Year Ended November 30, 2018	Six Months Ended May 31, 2019 (unaudited)	Year Ended November 30, 2018

Class A
Shares sold	83,383	197,228	$1,179,404	$3,102,069

Shares issued in reinvestment of dividends	132,088	32,431	1,837,342	513,060

Shares converted from Class B	5,132	10,219	74,526	161,557

Shares converted from Class C	9,240	36,471	133,474	568,073

Shares redeemed	(378,938)	(594,162)	(5,361,108)	(9,448,621)

Net decrease	(149,095)	(317,813)	$(2,136,362)	$(5,103,862)

28 | AB VALUE FUND	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

Shares	Amount
Six Months Ended May 31, 2019 (unaudited)	Year Ended November 30, 2018	Six Months Ended May 31, 2019 (unaudited)	Year Ended November 30, 2018

Class B
Shares sold	1,329	2,715	$19,160	$43,242

Shares issued in reinvestment of dividends	1,677	446	23,481	7,091

Shares converted to Class A	(5,104)	(10,169)	(74,526)	(161,557)

Shares redeemed	(1,660)	(6,223)	(23,155)	(100,111)

Net decrease	(3,758)	(13,231)	$(55,040)	$(211,335)

Class C
Shares sold	14,659	21,448	$201,120	$338,804

Shares issued in reinvestment of dividends	4,766	– 0	–	66,721	– 0	–

Shares converted to Class A	(9,209)	(36,488)	(133,474)	(568,073)

Shares redeemed	(24,582)	(77,691)	(350,910)	(1,222,249)

Net decrease	(14,366)	(92,731)	$(216,543)	$(1,451,518)

Advisor Class
Shares sold	2,168,228	2,639,855	$30,446,179	$42,063,523

Shares issued in reinvestment of dividends	928,351	225,584	12,913,373	3,568,734

Shares redeemed	(1,868,733)	(4,005,756)	(26,734,180)	(63,617,327)

Net increase (decrease)	1,227,846	(1,140,317)	$16,625,372	$(17,985,070)

Class R
Shares sold	7,087	10,596	$100,580	$166,094

Shares issued in reinvestment of dividends	2,295	425	31,745	6,682

Shares redeemed	(27,271)	(24,413)	(393,799)	(384,077)

Net decrease	(17,889)	(13,392)	$(261,474)	$(211,301)

Class K
Shares sold	46,932	161,039	$654,988	$2,568,001

Shares issued in reinvestment of dividends	24,949	5,810	341,047	90,350

Shares redeemed	(58,050)	(261,456)	(810,892)	(4,118,090)

Net increase (decrease)	13,831	(94,607)	$185,143	$(1,459,739)

abfunds.com	AB VALUE FUND | 29

NOTES TO FINANCIAL STATEMENTS (continued)

	Shares		Amount
	Six Months Ended May 31, 2019 (unaudited)	Year Ended November 30, 2018	Six Months Ended May 31, 2019 (unaudited)	Year Ended November 30, 2018

Class I
Shares sold	14,769	172	$215,021	$2,706

Shares issued in reinvestment of dividends	24	1,020	330	15,994

Shares redeemed	(2,400)	(96,968)	(34,330)	(1,556,307)

Net increase (decrease)	12,393	(95,776)	$181,021	$(1,537,607)

NOTE G

Risks Involved in Investing in the Fund

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be more difficult to trade or dispose of due to adverse market, economic, political, regulatory or other factors.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Derivatives Risk—The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected on the statement of assets and liabilities.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

NOTE H

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the six months ended May 31, 2019.

30 | AB VALUE FUND	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE I

Distributions to Shareholders

The tax character of distributions to be paid for the year ending November 30, 2019 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended November 30, 2018 and November 30, 2017 were as follows:

	2018	2017
Distributions paid from:
Ordinary income	$4,949,539	$5,125,176

Total taxable distributions paid	$4,949,539	$5,125,176

As of November 30, 2018, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$3,934,713
Undistributed capital gains	11,862,511
Unrealized appreciation/(depreciation)	40,910,657	(a)

Total accumulated earnings/(deficit)	$56,707,881

(a)	The other difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses incurred for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of November 30, 2018, the Fund did not have any capital loss carryforwards.

NOTE J

Recent Accounting Pronouncements

In August 2018, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2018-13, Fair Value Measurement (Topic 820), Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement which removes, modifies and adds disclosures to Topic 820. The amendments in this ASU 2018-13 (“ASU”) apply to all entities that are required, under existing U.S. GAAP, to make disclosures about recurring or nonrecurring fair value measurements. The amendments in this ASU are effective for all entities for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management has evaluated the impact of the amendments and elected to early adopt the ASU. The adoption of this ASU did not have a material impact on the disclosure and presentation of the financial statements of the Fund.

abfunds.com	AB VALUE FUND | 31

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE K

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

32 | AB VALUE FUND	abfunds.com

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class A
Six Months Ended May 31, 2019 (unaudited)	Year Ended November 30,
2018	2017	2016	2015	2014

Net asset value, beginning of period	$ 15.36	$ 15.93	$ 14.29	$ 13.86	$ 14.51	$ 12.93

Income From Investment Operations

Net investment income(a)	.10	(b)	.14	(b)	.15	(b)†	.16	(b)	.16	.20

Net realized and unrealized gain (loss) on investment transactions	(1.11)	(.55)	1.65	.44	(.60)	1.51

Net increase (decrease) in net asset value from operations	(1.01)	(.41)	1.80	.60	(.44)	1.71

Less: Dividends and Distributions

Dividends from net investment income	(.15)	(.16)	(.16)	(.17)	(.21)	(.13)

Distributions from net realized gain on investment transactions	(.49)	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.64)	(.16)	(.16)	(.17)	(.21)	(.13)

Net asset value, end of period	$ 13.71	$ 15.36	$ 15.93	$ 14.29	$ 13.86	$ 14.51

Total Return

Total investment return based on net asset value(c)*	(6.69)%	(2.52)%	12.68	%†	4.44%	(3.07)%	13.38%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$43,725	$51,284	$58,220	$49,150	$54,560	$62,021

Ratio to average net assets of:

Expenses, net of waivers/reimbursements	.98	%^	.97%	.98%	1.00%	1.03%	1.04%

Expenses, before waivers/reimbursements	.98	%^	.97%	.98%	1.00%	1.03%	1.04%

Net investment income	1.34	%(b)^	.90	%(b)	1.02	%(b)†	1.22	%(b)	1.15%	1.45%

Portfolio turnover rate	20%	40%	41%	74%	91%	56%

See footnote summary on page 40.

abfunds.com	AB VALUE FUND | 33

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class B
Six Months Ended May 31, 2019 (unaudited)	Year Ended November 30,
2018	2017	2016	2015	2014

Net asset value, beginning of period	$ 15.43	$ 15.99	$ 14.34	$ 13.89	$ 14.53	$ 12.94

Income From Investment Operations

Net investment income(a)(d)	.09	(b)	.13	(b)	.14	(b)†	.15	(b)	.15	.20

Net realized and unrealized gain (loss) on investment transactions	(1.11)	(.55)	1.65	.45	(.60)	1.52

Net increase (decrease) in net asset value from operations	(1.02)	(.42)	1.79	.60	(.45)	1.72

Less: Dividends and Distributions

Dividends from net investment income	(.13)	(.14)	(.14)	(.15)	(.19)	(.13)

Distributions from net realized gain on investment transactions	(.49)	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.62)	(.14)	(.14)	(.15)	(.19)	(.13)

Net asset value, end of period	$ 13.79	$ 15.43	$ 15.99	$ 14.34	$ 13.89	$ 14.53

Total Return

Total investment return based on net asset value(c)*	(6.67)%	(2.64)%	12.60	%†	4.40%	(3.13)%	13.39%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$483	$598	$831	$999	$1,475	$2,605

Ratio to average net assets of:

Expenses, net of waivers/reimbursements	1.08	%^	1.05%	1.07%	1.05%	1.08%	1.06%

Expenses, before waivers/reimbursements	1.78	%^	1.76%	1.77%	1.75%	1.78%	1.76%

Net investment income(d)	1.23	%(b)^	.80	%(b)	.93	%(b)†	1.17	%(b)	1.07%	1.47%

Portfolio turnover rate	20%	40%	41%	74%	91%	56%

See footnote summary on page 40.

34 | AB VALUE FUND	abfunds.com

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class C
Six Months Ended May 31, 2019 (unaudited)	Year Ended November 30,
2018	2017	2016	2015	2014

Net asset value, beginning of period	$ 15.30	$ 15.81	$ 14.19	$ 13.76	$ 14.41	$ 12.84

Income From Investment Operations

Net investment income(a)	.04	(b)	.02	(b)	.04	(b)†	.06	(b)	.06	.10

Net realized and unrealized gain (loss) on investment transactions	(1.11)	(.53)	1.64	.44	(.60)	1.52

Net increase (decrease) in net asset value from operations	(1.07)	(.51)	1.68	.50	(.54)	1.62

Less: Dividends and Distributions

Dividends from net investment income	– 0	–	– 0	–	(.06)	(.07)	(.11)	(.05)

Distributions from net realized gain on investment transactions	(.49)	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.49)	– 0	–	(.06)	(.07)	(.11)	(.05)

Net asset value, end of period	$ 13.74	$ 15.30	$ 15.81	$ 14.19	$ 13.76	$ 14.41

Total Return

Total investment return based on net asset value(c)*	(7.06)%	(3.23)%	11.84	%†	3.64%	(3.77)%	12.65%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$2,211	$2,681	$4,238	$14,545	$15,571	$18,617

Ratio to average net assets of:

Expenses, net of waivers/reimbursements	1.74	%^	1.72%	1.73%	1.74%	1.73%	1.74%

Expenses, before waivers/reimbursements	1.74	%^	1.73%	1.74%	1.74%	1.73%	1.74%

Net investment income	.57	%(b)^	.13	%(b)	.26	%(b)†	.47	%(b)	.44%	.74%

Portfolio turnover rate	20%	40%	41%	74%	91%	56%

See footnote summary on page 40.

abfunds.com	AB VALUE FUND | 35

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Advisor Class
Six Months Ended May 31, 2019 (unaudited)	Year Ended November 30,
2018	2017	2016	2015	2014

Net asset value, beginning of period	$ 15.40	$ 15.96	$ 14.31	$ 13.89	$ 14.55	$ 12.96

Income From Investment Operations

Net investment income(a)	.11	(b)	.18	(b)	.19	(b)†	.19	(b)	.21	.24

Net realized and unrealized gain (loss) on investment transactions	(1.11)	(.54)	1.65	.45	(.62)	1.52

Net increase (decrease) in net asset value from operations	(1.00)	(.36)	1.84	.64	(.41)	1.76

Less: Dividends and Distributions

Dividends from net investment income	(.19)	(.20)	(.19)	(.22)	(.25)	(.17)

Distributions from net realized gain on investment transactions	(.49)	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.68)	(.20)	(.19)	(.22)	(.25)	(.17)

Net asset value, end of period	$ 13.72	$ 15.40	$ 15.96	$ 14.31	$ 13.89	$ 14.55

Total Return

Total investment return based on net asset value(c)*	(6.54)%	(2.31)%	13.02	%†	4.72%	(2.84)%	13.76%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$295,695	$312,921	$342,437	$319,337	$313,391	$324,882

Ratio to average net assets of:

Expenses, net of waivers/reimbursements	.73	%^	.72%	.73%	.74%	.73%	.74%

Expenses, before waivers/reimbursements	.73	%^	.72%	.73%	.74%	.73%	.74%

Net investment income	1.59	%(b)^	1.15	%(b)	1.26	%(b)†	1.48	%(b)	1.45%	1.79%

Portfolio turnover rate	20%	40%	41%	74%	91%	56%

See footnote summary on page 40.

36 | AB VALUE FUND	abfunds.com

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class R
Six Months Ended May 31, 2019 (unaudited)	Year Ended November 30,
2018	2017	2016	2015	2014

Net asset value, beginning of period	$ 15.20	$ 15.76	$ 14.14	$ 13.69	$ 14.34	$ 12.76

Income From Investment Operations

Net investment income(a)	.06	(b)	.07	(b)	.09	(b)†	.10	(b)	.11	.14

Net realized and unrealized gain (loss) on investment transactions	(1.09)	(.53)	1.62	.44	(.60)	1.52

Net increase (decrease) in net asset value from operations	(1.03)	(.46)	1.71	.54	(.49)	1.66

Less: Dividends and Distributions

Dividends from net investment income	(.08)	(.10)	(.09)	(.09)	(.16)	(.08)

Distributions from net realized gain on investment transactions	(.49)	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.57)	(.10)	(.09)	(.09)	(.16)	(.08)

Net asset value, end of period	$ 13.60	$ 15.20	$ 15.76	$ 14.14	$ 13.69	$ 14.34

Total Return

Total investment return based on net asset value(c)*	(6.86)%	(2.96)%	12.17	%†	3.99%	(3.47)%	13.05%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$515	$847	$1,089	$1,190	$1,127	$2,001

Ratio to average net assets of:

Expenses, net of waivers/reimbursements	1.43	%^	1.42%	1.41%	1.43%	1.41%	1.42%

Expenses, before waivers/reimbursements	1.43	%^	1.42%	1.41%	1.43%	1.41%	1.42%

Net investment income	.84	%(b)^	.43	%(b)	.59	%(b)†	.78	%(b)	.76%	1.07%

Portfolio turnover rate	20%	40%	41%	74%	91%	56%

See footnote summary on page 40.

abfunds.com	AB VALUE FUND | 37

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class K
Six Months Ended May 31, 2019 (unaudited)	Year Ended November 30,
2018	2017	2016	2015	2014

Net asset value, beginning of period	$ 15.08	$ 15.63	$ 14.03	$ 13.62	$ 14.27	$ 12.72

Income From Investment Operations

Net investment income(a)	.08	(b)	.12	(b)	.13	(b)†	.14	(b)	.15	.18

Net realized and unrealized gain (loss) on investment transactions	(1.08)	(.53)	1.62	.43	(.59)	1.50

Net increase (decrease) in net asset value from operations	(1.00)	(.41)	1.75	.57	(.44)	1.68

Less: Dividends and Distributions

Dividends from net investment income	(.13)	(.14)	(.15)	(.16)	(.21)	(.13)

Distributions from net realized gain on investment transactions	(.49)	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.62)	(.14)	(.15)	(.16)	(.21)	(.13)

Net asset value, end of period	$ 13.46	$ 15.08	$ 15.63	$ 14.03	$ 13.62	$ 14.27

Total Return

Total investment return based on net asset value(c)*	(6.71)%	(2.65)%	12.56	%†	4.26%	(3.16)%	13.37%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$7,666	$8,380	$10,167	$10,976	$10,345	$12,200

Ratio to average net assets of:

Expenses, net of waivers/reimbursements	1.12	%^	1.11%	1.11%	1.11%	1.11%	1.11%

Expenses, before waivers/reimbursements	1.12	%^	1.11%	1.12%	1.11%	1.11%	1.11%

Net investment income	1.19	%(b)^	.75	%(b)	.88	%(b)†	1.10	%(b)	1.07%	1.36%

Portfolio turnover rate	20%	40%	41%	74%	91%	56%

See footnote summary on page 40.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class I
Six Months Ended May 31, 2019 (unaudited)	Year Ended November 30,
2018	2017	2016	2015	2014

Net asset value, beginning of period	$ 15.27	$ 15.82	$ 14.20	$ 13.78	$ 14.44	$ 12.86

Income From Investment Operations

Net investment income(a)	.12	(b)	.18	(b)	.19	(b)†	.20	(b)	.21	.24

Net realized and unrealized gain (loss) on investment transactions	(1.10)	(.53)	1.63	.44	(.61)	1.52

Net increase (decrease) in net asset value from operations	(.98)	(.35)	1.82	.64	(.40)	1.76

Less: Dividends and Distributions

Dividends from net investment income	(.20)	(.20)	(.20)	(.22)	(.26)	(.18)

Distributions from net realized gain on investment transactions	(.49)	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.69)	(.20)	(.20)	(.22)	(.26)	(.18)

Net asset value, end of period	$ 13.60	$ 15.27	$ 15.82	$ 14.20	$ 13.78	$ 14.44

Total Return

Total investment return based on net asset value(c)*	(6.57)%	(2.16)%	12.96	%†	4.81%	(2.81)%	13.87%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$1,486	$1,479	$3,048	$3,046	$3,048	$3,467

Ratio to average net assets of:

Expenses, net of waivers/reimbursements	.69	%^	.68%	.68%	.69%	.69%	.68%

Expenses, before waivers/reimbursements	.69	%^	.68%	.69%	.69%	.69%	.68%

Net investment income	1.64	%(b)^	1.17	%(b)	1.31	%(b)†	1.52	%(b)	1.50%	1.79%

Portfolio turnover rate	20%	40%	41%	74%	91%	56%

See footnote summary on page 40.

abfunds.com	AB VALUE FUND | 39

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

(a)	Based on average shares outstanding.

(b)	Net of fees and expenses waived/reimbursed by the Adviser.

(c)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(d)	Net of fees and expenses waived by the Distributor.

†	For the year ended November 30, 2017, the amount includes a refund for overbilling of prior years’ custody out of pocket fees as follows:

Net Investment Income Per Share	Net Investment Income Ratio	Total Return
$.002	.01%	.01%

*

Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the Fund’s performance for the six months ended May 31, 2019 and years ended November 30, 2018, November 30, 2017, November 30, 2016, November 30, 2015 and November 30, 2014 by .01%, .06%, .07%, .21%, .13% and .03%, respectively.

^	Annualized.

See notes to financial statements.

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RESULTS OF SHAREHOLDER MEETING

(unaudited)

A Special Meeting of Shareholders of AB Trust (the “Company”)—AB Value Fund (the “Fund”) was held on October 11, 2018 and adjourned until December 11, 2018. A description of each proposal and the number of shares voted at the Meeting are as follows (the proposal number shown below corresponds to the proposal number in the Fund’s proxy statement):

1.	To approve and vote upon the election of Trustees for the Company, each such Trustee to serve for a term of indefinite duration and until his or her successor is duly elected and qualifies.

Trustee:	Voted For:	Authority Withheld:
Michael J. Downey	89,869,410	1,623,480
William H. Foulk, Jr.*	89,850,369	1,642,520
Nancy P. Jacklin	89,964,901	1,527,988
Robert M. Keith	89,922,019	1,570,871
Carol C. McMullen	90,003,001	1,489,888
Gary L. Moody	89,923,953	1,568,937
Marshall C. Turner, Jr.	89,885,649	1,607,241
Earl D. Weiner	89,860,624	1,632,266

2.	To vote upon the approval of new advisory agreements for the Fund with AllianceBernstein L.P.

Voted For	Voted Against	Abstained	Broker- Non Votes
10,332,314	81,657	478,328	1,713,544

*	Mr. Foulk retired on December 31, 2018.

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BOARD OF TRUSTEES

Marshall C. Turner, Jr.(1), Chairman

Michael J. Downey(1)

Nancy P. Jacklin(1)

Robert M. Keith, President and Chief Executive Officer

Carol C. McMullen(1)

Garry L. Moody(1)

Earl D. Weiner(1)

OFFICERS

Joseph G. Paul(2), Senior Vice President

Cem Inal(2), Vice President

Emilie D. Wrapp, Secretary

Michael B. Reyes, Senior Analyst

Joseph J. Mantineo, Treasurer and Chief Financial Officer

Phyllis J. Clarke, Controller

Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company

State Street Corporation CCB/5

1 Iron Street

Boston, MA 02210

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Legal Counsel

Seward & Kissel LLP

One Battery Park Plaza

New York, NY 10004

Transfer Agent

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm

Ernst & Young LLP

5 Times Square

New York, NY 10036

1	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

2

The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the U.S. Value Senior Investment Management Team. Messrs. Paul and Inal are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

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Information Regarding the Review and Approval of the Fund’s Proposed New Advisory Agreements and Interim Advisory Agreement in the Context of Potential Assignments

As described in more detail in the Proxy Statement for the AB Funds dated August 20, 2018, the Boards of the AB Funds, at a meeting held on July 31-August 2, 2018, approved new advisory agreements with the Adviser (the “Proposed Agreements”) for the AB Funds, including AB Trust in respect of AB Value Fund (the “Fund”), in connection with the planned disposition by AXA S.A. of its remaining shares of AXA Equitable Holdings, Inc. (the indirect holder of a majority of the partnership interests in the Adviser and the indirect parent of AllianceBernstein Corporation, the general partner of the Adviser) in one or more transactions and the related potential for one or more “assignments” (within the meaning of section 2(a)(4) of the Investment Company Act) of the advisory agreements for the AB Funds, including the Fund’s Advisory Agreement, resulting in the automatic termination of such advisory agreements.

At the same meeting, the AB Boards also considered and approved interim advisory agreements with the Adviser (the “Interim Advisory Agreements”) for the AB Funds, including the Fund, to be effective only in the event that stockholder approval of a Proposed Agreement had not been obtained as of the date of one or more transactions resulting in an “assignment” of the Adviser’s advisory agreements, resulting in the automatic termination of such advisory agreements.

The shareholders of the Fund subsequently approved the Proposed Agreements at an annual meeting of shareholders called for the purpose of electing Directors and voting on the Proposed Agreements.

A discussion regarding the basis for the Boards’ approvals at the meeting held on July 31-August 2, 2018 is set forth below.

At a meeting of the AB Boards held on July 31-August 2, 2018, the Adviser presented its recommendation that the Boards consider and approve the Proposed Agreements. Section 15(c) of the 1940 Act provides that, after an initial period, a Fund’s Current Agreement and current sub-advisory agreement, as applicable, will remain in effect only if the Board, including a majority of the Independent Directors, annually reviews and approves them. Each of the Current Agreements had been approved by a Board within the one-year period prior to approval of its related Proposed Agreement, except that the Current Agreements for certain FlexFee funds were approved in February 2017. In connection with their approval of the Proposed Agreements, the Boards considered their conclusions in connection with their most recent approvals of the Current Agreements, in particular in cases where the last approval of a Current Agreement was relatively recent, including the Boards’ general satisfaction with the nature and quality of services being provided and, as applicable, in the case of

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certain Funds, actions taken or to be taken in an effort to improve investment performance or reduce expense ratios. The Directors also reviewed updated information provided by the Adviser in respect of each Fund. Also in connection with their approval of the Proposed Agreements, the Boards considered a representation made to them at that time by the Adviser that there were no additional developments not already disclosed to the Boards since their most recent approvals of the Current Agreements that would be a material consideration to the Boards in connection with their consideration of the Proposed Agreements, except for matters disclosed to the Boards by the Adviser. The Directors considered the fact that each Proposed Agreement would have corresponding terms and conditions identical to those of the corresponding Current Agreement with the exception of the effective date and initial term under the Proposed Agreement.

The Directors considered their knowledge of the nature and quality of the services provided by the Adviser to each Fund gained from their experience as directors or trustees of registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the Directors and its responsiveness, frankness and attention to concerns raised by the Directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the Funds. The Directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of each Fund.

The Directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the Directors evaluated, among other things, the reasonableness of the management fees of the Funds they oversee. The Directors did not identify any particular information that was all-important or controlling, and different Directors may have attributed different weights to the various factors. The Directors determined that the selection of the Adviser to manage the Funds, and the overall arrangements between the Funds and the Adviser, as provided in the Proposed Agreements, including the management fees, were fair and reasonable in light of the services performed under the Current Agreements and to be performed under the Proposed Agreements, expenses incurred and to be incurred and such other matters as the Directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the Directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The Directors considered the scope and quality of services to be provided by the Adviser under the Proposed Agreements, including the quality of

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the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Funds. They also considered the information that had been provided to them by the Adviser concerning the anticipated implementation of the Plan and the Adviser’s representation that it did not anticipate that such implementation would affect the management or structure of the Adviser, have a material adverse effect on the Adviser, or adversely affect the quality of the services provided to the Funds by the Adviser and its affiliates. The Directors noted that the Adviser from time to time reviews each Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the Directors’ consideration. They also noted the professional experience and qualifications of each Fund’s portfolio management team and other senior personnel of the Adviser. The Directors also considered that certain Proposed Agreements, similar to the corresponding Current Agreements, provide that the Funds will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Funds by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the Directors. The Directors noted that the Adviser did not request any reimbursements from certain Funds in the Fund’s latest fiscal year reviewed. The Directors noted that the methodology to be used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Funds’ former Senior Officer/Independent Compliance Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Funds’ other service providers, also was considered. The Directors of each Fund concluded that, overall, they were satisfied with the nature, extent and quality of services to be provided to the Funds under the Proposed Agreement for the Fund.

Costs of Services to be Provided and Profitability

The Directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of each Fund to the Adviser for calendar years 2016 and 2017, as applicable, that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Funds’ former Senior Officer/Independent Compliance Officer. The Directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The Directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with a Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund, as applicable. The Directors recognized that it is difficult to make comparisons of the profitability of the Proposed Agreements with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is

abfunds.com	AB VALUE FUND | 45

affected by numerous factors. The Directors focused on the profitability of the Adviser’s relationship with each Fund before taxes and distribution expenses, as applicable. The Directors noted that certain Funds were not profitable to the Adviser in one or more periods reviewed. The Directors concluded that the Adviser’s level of profitability from its relationship with the other Funds was not unreasonable. The Directors were unable to consider historical information about the profitability of certain Funds that had recently commenced operations and for which historical profitability information was not available. The Adviser agreed to provide the Directors with profitability information in connection with future proposed continuances of the Proposed Agreements.

Fall-Out Benefits

The Directors considered the other benefits to the Adviser and its affiliates from their relationships with the Funds, including, but not limited to, as applicable, benefits relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute agency transactions for their clients) in the case of certain Funds; 12b-1 fees and sales charges received by the principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the shares of most of the Funds; brokerage commissions paid by certain Funds to brokers affiliated with the Adviser; and transfer agency fees paid by most of the Funds to a wholly owned subsidiary of the Adviser. The Directors recognized that the Adviser’s profitability would be somewhat lower, and that a Fund’s unprofitability to the Adviser would be exacerbated, without these benefits. The Directors understood that the Adviser also might derive reputational and other benefits from its association with the Funds.

Investment Results

In addition to the information reviewed by the Directors in connection with the Board meeting at which the Proposed Agreements were approved, the Directors receive detailed performance information for the Funds at each regular Board meeting during the year.

The Boards’ consideration of each Proposed Agreement was informed by their most recent approval of the related Current Agreement, and, in the case of certain Funds, their discussion with the Adviser of the reasons for those Funds’ underperformance in certain periods. The Directors also reviewed updated performance information and, in some cases, discussed with the Adviser the reasons for changes in performance or continued underperformance. On the basis of this review, the Directors concluded that each Fund’s investment performance was acceptable.

Management Fees and Other Expenses

The Directors considered the management fee rate payable by each Fund to the Adviser and information prepared by an independent service provider (the

46 | AB VALUE FUND	abfunds.com

“15(c) provider”) concerning management fee rates payable by other funds in the same category as the Fund. The Directors recognized that it is difficult to make comparisons of management fees because there are variations in the services that are included in the fees paid by other funds. The Directors compared each Fund’s contractual management fee rate with a peer group median, and where applicable, took into account the impact on the management fee rate of the administrative expense reimbursement paid to the Adviser in the latest fiscal year. In the case of the ACS Funds, the Directors noted that the management fee rate is zero but also were cognizant that the Adviser is indirectly compensated by the wrap fee program sponsors that use the ACS Funds as an investment vehicle for their clients.

The Directors also considered the Adviser’s fee schedule for other clients pursuing a similar investment style to each Fund. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and in a report from the Funds’ Senior Analyst and noted the differences between a Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule and the schedule of fees charged by the Adviser to any offshore funds and for services to any sub-advised funds pursuing a similar investment strategy as the Fund, on the other, as applicable. The Directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the Directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The Adviser also informed the Directors that, in the case of certain Funds, there were no institutional products managed by the Adviser that have a substantially similar investment style. The Directors also discussed these matters with their independent fee consultant.

The Adviser reviewed with the Directors the significantly greater scope of the services it provides to each Fund relative to institutional, offshore fund and sub-advised fund clients, as applicable. In this regard, the Adviser noted, among other things, that, compared to institutional and offshore or sub-advisory accounts, each Fund, as applicable, (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows (in the case of open-end Funds); (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional, offshore fund

abfunds.com	AB VALUE FUND | 47

and sub-advised fund clients as compared to the Funds, and the different risk profile, the Directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The Directors noted that many of the Funds may invest in shares of exchange-traded funds (“ETFs”), subject to the restrictions and limitations of the 1940 Act as these may be varied as a result of exemptive orders issued by the SEC. The Directors also noted that ETFs pay advisory fees pursuant to their advisory contracts. The Directors concluded, based on the Adviser’s explanation of how it uses ETFs when they are the most cost-effective way to obtain desired exposures, in some cases pending purchases of underlying securities, that each Fund’s management fee would be for services that would be in addition to, rather than duplicative of, the services provided under the advisory contracts of the ETFs.

With respect to each Fund’s management fee, the Directors considered the total expense ratio of the Fund in comparison to a peer group and peer universe selected by the 15(c) service provider. The Directors also considered the Adviser’s expense caps for certain Funds. The Directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to a Fund by others.

The Boards’ consideration of each Proposed Agreement was informed by their most recent approval of the related Current Agreement, and, in the case of certain Funds, their discussion with the Adviser of the reasons for those Funds’ expense ratios in certain periods. The Directors also reviewed updated expense ratio information and, in some cases, discussed with the Adviser the reasons for the expense ratios of certain Funds. On the basis of this review, the Directors concluded that each Fund’s expense ratio was acceptable.

The Directors did not consider comparative expense information for the ACS Funds because those Funds do not bear ordinary expenses.

Economies of Scale

The Directors noted that the management fee schedules for certain Funds do not contain breakpoints and that they had discussed their strong preference for breakpoints in advisory contracts with the Adviser. The Directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the Funds, and by the Adviser concerning certain of its views on economies of scale. The Directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Board meeting. The Directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The Directors noted that there is no established

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methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The Directors observed that in the mutual fund industry as a whole, as well as among funds similar to each Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The Directors also noted that the advisory agreements for many funds do not have breakpoints at all. The Directors informed the Adviser that they would monitor the asset levels of the Funds without breakpoints and their profitability to the Adviser and anticipated revisiting the question of breakpoints in the future if circumstances warrant doing so.

The Directors did not consider the extent to which fee levels in the Advisory Agreement for the ACS Funds reflect economies of scale because that Advisory Agreement does not provide for any compensation to be paid to the Adviser by the ACS Funds and the expense ratio of each of those Funds is zero.

Interim Advisory Agreements

In approving the Interim Advisory Agreements, the Boards, with the assistance of independent counsel, considered similar factors to those considered in approving the Proposed Agreements. The Interim Advisory Agreements approved by the Boards are identical to the Proposed Agreements, as well as the Current Agreements, in all material respects except for their proposed effective and termination dates and provisions intended to comply with the requirements of the relevant SEC rule, such as provisions requiring escrow of advisory fees. Under the Interim Advisory Agreements, the Adviser would continue to manage a Fund pursuant to an Interim Advisory Agreement until a new advisory agreement was approved by stockholders or until the end of the 150-day period, whichever would occur earlier. All fees earned by the Adviser under an Interim Advisory Agreement would be held in escrow pending shareholder approval of the Proposed Agreement. Upon approval of a new advisory agreement by stockholders, the escrowed management fees would be paid to the Adviser, and the Interim Advisory Agreement would terminate.

Information Regarding the Review and Approval of the Fund’s Current Advisory Agreement

The disinterested trustees (the “directors”) of AB Trust (the “Company”) unanimously approved the continuance of the Advisory Agreement with the Adviser in respect of AB Value Fund (the “Fund”) at a meeting held on May 7-9, 2019 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory

abfunds.com	AB VALUE FUND | 49

Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including comparative analytical data prepared by the Senior Analyst for the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for

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these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Fund’s former Senior Officer/Independent Compliance Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2017 and 2018 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s former Senior Officer/Independent Compliance Officer. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors concluded that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund and the underlying fund advised by the Adviser in which the Fund invests, including, but not limited to, benefits relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute agency transactions for their clients); 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Fund’s shares; brokerage commissions paid by the Fund to brokers affiliated with the Adviser; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

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Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an independent service provider (the “15(c) service provider”), showing the performance of the Class A Shares of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing performance of the Class A Shares against a broad-based securities market index, in each case for the 1-, 3-, 5- and 10-year periods ended February 28, 2019 and (in the case of comparisons with the broad-based securities market index) for the period from inception. Based on their review, and their discussion with the Adviser of the reasons for the Fund’s underperformance in the periods reviewed, the directors concluded that the Fund’s investment performance was acceptable. The directors determined to continue to monitor the Fund’s performance closely.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate payable by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates payable by other funds in the same category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors compared the Fund’s contractual effective advisory fee rate with a peer group median and took into account the impact on the advisory fee rate of the administrative expense reimbursement paid to the Adviser in the latest fiscal year.

The directors also considered the Adviser’s fee schedule for other clients pursuing an investment strategy similar to the Fund’s. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and in a report from the Fund’s Senior Analyst and noted the differences between the Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule and the schedule of fees charged by the Adviser to any offshore funds and for services to any sub-advised funds pursuing an investment strategy similar to the Fund’s, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors previously discussed these matters with an independent fee consultant.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional, offshore fund

52 | AB VALUE FUND	abfunds.com

and sub-advised fund clients. In this regard, the Adviser noted, among other things, that, compared to institutional and offshore or sub-advisory accounts, the Fund (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows; (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional, offshore fund and sub-advised fund clients as compared to the Fund, and the different risk profile, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

In connection with their review of the Fund’s advisory fee, the directors also considered the total expense ratio of the Class A shares of the Fund in comparison to a peer group and a peer universe selected by the 15(c) service provider. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. Based on their review, the directors concluded that the Fund’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and presentations from time to time by the Adviser concerning certain of its views on economies of scale. The directors also previously discussed economies of scale with an independent fee consultant. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an

abfunds.com	AB VALUE FUND | 53

adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s shareholders would benefit from a sharing of economies of scale in the event the Fund’s net assets exceed a breakpoint in the future.

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This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

US EQUITY

US CORE

Core Opportunities Fund

FlexFee™ US Thematic Portfolio

Select US Equity Portfolio

US GROWTH

Concentrated Growth Fund

Discovery Growth Fund

FlexFee™ Large Cap Growth Portfolio

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

US VALUE

Discovery Value Fund

Equity Income Fund

Relative Value Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

INTERNATIONAL/ GLOBAL CORE

FlexFee™ International Strategic Core Portfolio

Global Core Equity Portfolio

International Portfolio

International Strategic Core Portfolio

Sustainable Global Thematic Fund

Tax-Managed International Portfolio

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

INTERNATIONAL/ GLOBAL GROWTH

Concentrated International Growth Portfolio

FlexFee™ Emerging Markets Growth Portfolio

INTERNATIONAL/ GLOBAL EQUITY (continued)

Sustainable International Thematic Fund

INTERNATIONAL/ GLOBAL VALUE

All China Equity Portfolio

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

TAXABLE

Bond Inflation Strategy

FlexFee™ High Yield Portfolio

FlexFee™ International Bond Portfolio

Global Bond Fund

High Income Fund

Income Fund

Intermediate Duration Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

Total Return Bond Portfolio1

ALTERNATIVES

All Market Real Return Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

Unconstrained Bond Fund

MULTI-ASSET

All Market Income Portfolio

All Market Total Return Portfolio

Conservative Wealth Strategy

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Tax-Managed All Market Income Portfolio

TARGET-DATE

Multi-Manager Select Retirement Allocation Fund

Multi-Manager Select 2010 Fund

Multi-Manager Select 2015 Fund

Multi-Manager Select 2020 Fund

Multi-Manager Select 2025 Fund

Multi-Manager Select 2030 Fund

Multi-Manager Select 2035 Fund

Multi-Manager Select 2040 Fund

Multi-Manager Select 2045 Fund

Multi-Manager Select 2050 Fund

Multi-Manager Select 2055 Fund

Multi-Manager Select 2060 Fund

CLOSED-END FUNDS

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Government Money Market Portfolio, which serves as the money market fund exchange vehicle for the AB mutual funds. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

1	Prior to July 12, 2019, Total Return Bond Portfolio was named Intermediate Bond Portfolio.

abfunds.com	AB VALUE FUND | 55

NOTES

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NOTES

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NOTES

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NOTES

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NOTES

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AB VALUE FUND

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

VAL-0152-0519

ITEM 2. CODE OF ETHICS.

Not applicable when filing a semi-annual report to shareholders.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable when filing a semi-annual report to shareholders.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6. SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AB Trust

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date: July 26, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date: July 26, 2019

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date: July 26, 2019